PROSPECTUS SUPPLEMENT
(To Prospectus dated August 22, 2001)

                                         Filed Pursuant to Rule 497 Registration
                                                         Statement No. 333-67336
                                1,866,451 SHARES

                             [ALLIED CAPITAL LOGO]
                                  COMMON STOCK
                            ------------------------

     All of the 1,866,451 shares of the common stock, par value $.0001 per share, of Allied Capital Corporation are being issued and sold by us to an institutional investor at negotiated purchase prices for total offering proceeds to the Company of $40 million.

     These negotiated purchase prices, per share, are equal to the Volume Weighted Average Price on the New York Stock Exchange, as reported by Bloomberg L.P. using the AQR function for the shares (the "Average Trading Price"), less a discount of 4.0% (the "Purchase Price"), for each of the twenty-one trading days during the period from October 1, 2001 to October 29, 2001 (the "Investment Period").

     The total number of shares offered hereby equals the aggregate number of shares resulting from:

      (i) the allocation of the purchaser's proposed aggregate investment of $40 million on a pro rata basis over the Investment Period; and

     (ii) the purchase, on each day during the Investment Period on which the Average Trading Price exceeds $20.00 (the "Threshold Price") or on which the Average Trading Price is below the Threshold Price and the purchaser chooses to purchase shares at the Threshold Price, of the maximum number of whole shares at the Purchase Price. The price to be paid will be reduced by the dividend amount if there is an ex-dividend date during the Investment Period.

This results in the purchase of a total of 1,866,451 shares at an average purchase price per share of $21.43.

     Our common stock is traded on the New York Stock Exchange under the symbol "ALD." On October 29, 2001, the last reported sales price for the common stock was $22.10.

     We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to achieve current income and capital gains.

     Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. It contains important information about the Company. To learn more about the Company, you may want to look at the Statement of Additional Information dated August 22, 2001 (known as the "SAI"). For a free copy of the SAI, contact us at Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., Washington, DC 20006, 1-888-818-5298. We have filed the SAI with the U.S. Securities and Exchange Commission and have incorporated it by reference into the prospectus. The SAI's table of contents appears on page 79 of the prospectus. The Commission maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about the Company.

     YOU SHOULD REVIEW THE INFORMATION INCLUDING THE RISK OF LEVERAGE, SET FORTH UNDER "RISK FACTORS" ON PAGE 8 OF THE PROSPECTUS, BEFORE INVESTING IN COMMON STOCK OF THE COMPANY.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------
                                October 29, 2001

     WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. YOU MUST NOT RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AS IF WE HAD AUTHORIZED IT. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH THEY RELATE, NOR DO THEY CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION. THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IS ACCURATE AS OF THE DATES ON THEIR COVERS.
                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
                      PROSPECTUS SUPPLEMENT
Fees and Expenses...........................................  S-1
Recent Developments.........................................  S-2
Summary Financial Information...............................  S-5
Use of Proceeds.............................................  S-6
Plan of Distribution........................................  S-6

                            PROSPECTUS
Prospectus Summary..........................................    1
Selected Consolidated Financial Data........................    5
Risk Factors................................................    8
The Company.................................................   13
Use of Proceeds.............................................   13
Price Range of Common Stock and Distributions...............   14
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   15
Senior Securities...........................................   35
Business....................................................   39
Portfolio Companies.........................................   50
Determination of Net Asset Value............................   56
Management..................................................   57
Tax Status..................................................   64
Certain Government Regulations..............................   69
Dividend Reinvestment Plan..................................   71
Description of Securities...................................   73
Plan of Distribution........................................   77
Legal Matters...............................................   78
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   78
Independent Public Accountants..............................   78
Table of Contents of Statement of Additional Information....   79
Index to Financial Statements...............................   80

                            ------------------------

     INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT, AND THE PROSPECTUS, MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE," OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. THE MATTERS DESCRIBED IN "RISK FACTORS" IN THE PROSPECTUS AND CERTAIN OTHER FACTORS NOTED THROUGHOUT THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, AND IN ANY EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS ARE A PART, CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS. IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, UNLESS OTHERWISE INDICATED, THE "COMPANY", "WE", "US" OR "OUR" REFER TO ALLIED CAPITAL CORPORATION AND ITS SUBSIDIARIES.
                            ------------------------

                               FEES AND EXPENSES

     This table describes the various costs and expenses that an investor in the Company will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
    Privately negotiated transaction (as a percentage of
     offering price)(1).....................................    4.0%
    Dividend reinvestment plan fees(2)......................    None
ANNUAL EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)(3)
    Operating expenses(4)...................................    3.8%
    Interest payments on borrowed funds(5)..................    6.1%
                                                               -----
         Total annual expenses(6)...........................    9.9%
                                                               =====

---------------
(1) The discount with respect to the shares sold by the Company in this offering is the only sales load paid in connection with this offering.
(2) The expenses of the Company's DRIP plan are included in "Operating expenses." The Company has no cash purchase plan. The participants in the DRIP plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan" in the prospectus.
(3) "Consolidated net assets attributable to common shares" equals net assets (i.e., total assets less total liabilities and preferred stock) at June 30, 2001.
(4) "Operating expenses" represent the estimated operating expenses of the Company for the year ending December 31, 2001 excluding interest on indebtedness. This percentage for the year ended December 31, 2000 was 3.4%.
(5) The "Interest payments on borrowed funds" represent estimated interest payments for the year ending December 31, 2001. The Company had outstanding borrowings of $881.1 million at June 30, 2001. This percentage for the year ended December 31, 2000 was 5.6%. See "Risk Factors" in the prospectus.
(6) "Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and to increase its total assets. The Securities and Exchange Commission requires that "Total annual expenses" percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed money. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total annual expenses" for the Company would be 5.6% of consolidated total assets.

EXAMPLE

     The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5% annual return...............................   $137     $329      $519       $984

     Although the example assumes (as required by the Commission) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP plan may receive shares that we issue at or above net asset value or purchased by the administrator of the DRIP plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See "Dividend Reinvestment Plan" in the accompanying prospectus.

 THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND
          THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              RECENT DEVELOPMENTS

OPERATING RESULTS

     Net operating income before net realized and unrealized gains was $44.2 million, or $0.47 per share, for the third quarter of 2001, an 18% increase on a per share basis and a 44% increase in total dollars over net operating income of $30.7 million, or $0.40 per share, for the third quarter of 2000. The increase in net operating income resulted from growth in interest and dividends as well as increased fee income. For the nine months ended September 30, 2001, the Company reported net operating income before net realized and unrealized gains of $126.0 million, or $1.39 per share, a 26% increase on a per share basis and a 62% increase in total dollars over the first nine months of 2000.

     For the three months ended September 30, 2001, the Company reported net income of $59.7 million, or $0.63 per share, as compared to net income of $36.4 million, or $0.48 per share, for the three months ended September 30, 2000. For the nine months ended September 30, 2001, net income totaled $157.8 million, or $1.74 per share, a 23% increase on a per share basis and a 57% increase in total dollars over the first nine months of 2000.

     Net realized and unrealized gains totaled $15.5 million, or $0.16 per share, for the third quarter of 2001 as compared to $5.7 million, or $0.08 per share, for the third quarter of 2000. Third quarter 2001 net realized gains totaled $3.3 million and net unrealized gains totaled $12.2 million. Net realized and unrealized gains can vary substantially from quarter to quarter. As a result, quarterly comparisons of net income are not meaningful.

     During the three months ended September 30, 2001, the Company invested a total of $209.5 million. After total repayments of $7.9 million, asset sales of $57.5 million, and valuation changes during the quarter, the Company's investment portfolio increased to $2.2 billion at September 30, 2001. At September 30, 2001, the overall weighted average yield on the interest bearing assets in the Company's portfolio was 14.1%.

     At September 30, 2001, total assets were $2.3 billion, a 22% increase over total assets of $1.9 billion at December 31, 2000. Shareholders' equity was $1.3 billion at September 30, 2001, and net asset value was $13.42 per share.

PRIVATE FINANCE INVESTING

     The private finance portfolio totaled $1.5 billion at September 30, 2001. The debt portion of this portfolio, which totaled $1.1 billion at September 30, 2001, had a weighted average yield of 14.5%. The equity securities in the private finance portfolio totaled $442.3 million at September 30, 2001.

     During the third quarter of 2001, the private finance group invested $112.7 million. Significant new private finance investments during Q3 2001 included:

     - $25.0 million of senior debt to recapitalize Simula Inc., a manufacturer and marketer of crash resistant and energy absorption technologies used in the defense industry; and

     - $6.4 million of subordinated debt with warrants to finance the expansion of Prosperco Finanz Holding AG, a financial services group based in Switzerland.

     In addition to the investments above, the Company also closed the controlled buyout of SunSource Inc. on September 26, 2001 as anticipated. Pursuant to the merger agreement signed on June 18, 2001, the Company paid $10.375 per SunSource common share for the outstanding common equity of SunSource for approximately $71.4 million. On September 28, 2001, SunSource announced that it completed the sale of its STS business unit. Pursuant to this sale, SunSource returned $15.0 million in cash to the Company, reducing the company's cost basis. As part of the STS sale, the Company invested $3.0 million in the new STS.

CMBS INVESTING

     During the third quarter of 2001, the Company's commercial real estate finance group invested $96.8 million in non-investment grade commercial mortgage-backed securities (CMBS) in two transactions. The effective yield on these new securities is estimated to be 15.0%, after assuming a 1% loss on the entire underlying collateral pool. The Company also sold $55.6 million in CMBS bonds during the quarter.

     At September 30, 2001, the Company's purchased CMBS portfolio totaled $472.1 million, or 21% of total assets, and had a weighted average yield to maturity of 15.2%, after assuming a 1% loss on the entire underlying collateral pool. At September 30, 2001, the unamortized discount on the purchased CMBS portfolio was $510.3 million.

LIQUIDITY AND CAPITAL RESOURCES

     In August, the Company renewed its unsecured revolving line of credit and increased borrowing capacity from $417.5 million to $467.5 million. As part of the renewal, the Company extended the maturity date of the facility to August 2003, with an available one-year extension at the Company's option.

     At September 30, 2001, the Company had a weighted average cost of debt of 7.1%. The Company has no significant maturities of long-term debt until 2003. At September 30, 2001, the Company had a regulatory asset coverage ratio of 255% and the ratio of total debt to equity was 0.71 to 1. The Company is required to maintain regulatory asset coverage of at least 200%.

     During the third quarter, the Company issued $114.0 million of new equity from the Company's shelf registration statement in three separate placements, including the sale of $64.1 million on September 20, 2001.

PORTFOLIO QUALITY AND VALUATION

     The Company employs a grading system to monitor the quality of its portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is for investments for which full loss of interest and some loss of principal is expected, and the loan is marked down to net realizable value.

     At September 30, 2001, the portfolio of Grade 1 investments totaled $477.4 million, or 22% of the total portfolio at value; Grade 2 investments totaled $1.56 billion, or 72% of the total portfolio; Grade 3 investments totaled $67.3 million, or 3% of the total portfolio; Grade 4 investments totaled $40.0 million, or 2% of the total portfolio; and Grade 5 investments totaled $28.0 million, or 1% of the total portfolio.

     For the total investment portfolio, loans greater than 120 days delinquent were $61.6 million at value at September 30, 2001, or 2.8% of the total portfolio. Included in this category are loans valued at $10.4 million that are fully secured by commercial real estate. Loans greater than 120 days delinquent generally do not accrue interest. At September 30, 2001, delinquencies in the CMBS portfolio related to the underlying collateral pool were 0.30%.

QUARTERLY DIVIDEND

     The Company declared a regular quarterly dividend of $0.51 per share for the fourth quarter of 2001. For 2001, the Company paid or declared dividends totaling $2.01 per share, a 10.4% increase over total dividends of $1.82 per share paid during 2000. The dividend is payable on December 28, 2001 to shareholders of record on December 14, 2001.

     The Company's dividend is paid from taxable income. The Company's board of directors determines the dividend based on annual estimates of taxable income, which differs from book income because of both timing and absolute differences in income and expense recognition. Changes in unrealized appreciation and depreciation have no impact on the Company's taxable income.

                         SUMMARY FINANCIAL INFORMATION

                                                              AT SEPTEMBER 30,   AT DECEMBER 31,
                                                                    2001              2000
                                                              ----------------   ---------------
          (in thousands, except per share amounts)              (unaudited)
ASSETS
Portfolio at Value:
  Private finance...........................................     $1,539,253        $1,282,467
  Commercial real estate finance............................        635,120           505,534
                                                                 ----------        ----------
       Total Portfolio at Value.............................      2,174,373         1,788,001
Cash and cash equivalents...................................          3,140             2,449
Other assets................................................         89,320            63,367
                                                                 ----------        ----------
       Total Assets.........................................     $2,266,833        $1,853,817
                                                                 ==========        ==========
LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities:
Debt........................................................        924,484           786,648
Other liabilities...........................................         35,112            30,477
                                                                 ----------        ----------
                                                                    959,596           817,125
Preferred stock.............................................          7,000             7,000
Common shareholders' equity.................................      1,300,237         1,029,692
                                                                 ----------        ----------
       Total Liabilities and Shareholders' Equity...........     $2,266,833        $1,853,817
                                                                 ==========        ==========
Net asset value per share...................................         $13.42            $12.11
Actual shares outstanding at end of period..................         96,921            85,057

                                                         3 MONTHS ENDED       9 MONTHS ENDED
                                                          SEPTEMBER 30,        SEPTEMBER 30,
                                                        -----------------   -------------------
                                                         2001      2000       2001       2000
       (in thousands, except per share amounts)         -------   -------   --------   --------
                                                           (unaudited)          (unaudited)
Interest and Portfolio Related Income:
  Interest and dividends..............................  $60,023   $48,054   $173,722   $129,768
  Premiums from loan dispositions.....................      339     2,909      2,070     10,752
  Fees and other income...............................   12,272     5,029     30,652      9,334
                                                        -------   -------   --------   --------
       Total Interest and Related Portfolio Income....   72,634    55,992    206,444    149,854
                                                        -------   -------   --------   --------
Expenses:
  Interest............................................   16,093    15,054     47,974     41,645
  Employee............................................    8,213     4,949     22,178     14,709
  Administrative......................................    4,139     3,876     10,166     10,711
                                                        -------   -------   --------   --------
       Total Operating Expenses.......................   28,445    23,879     80,318     67,065
                                                        -------   -------   --------   --------
  Formula and cut-off awards..........................        0     1,394         91      4,797
                                                        -------   -------   --------   --------
Net Operating Income Before Net Realized and
  Unrealized Gains....................................   44,189    30,719    126,035     77,992
Net Realized and Unrealized Gains:
  Net realized gains..................................    3,348     8,054      8,339     23,095
  Net unrealized gains (losses).......................   12,166    (2,324)    23,463       (267)
                                                        -------   -------   --------   --------
       Total Net Realized and Unrealized Gains........   15,514     5,730     31,802     22,828
                                                        -------   -------   --------   --------
Net Income............................................  $59,703   $36,449   $157,837   $100,820
                                                        =======   =======   ========   ========
Earnings per share - iluted...........................    $0.63     $0.48      $1.74      $1.42
Weighted average shares outstanding - diluted.........   94,585    76,133     90,864     70,777

                                USE OF PROCEEDS

     The net proceeds from the sale of the shares, after deducting estimated expenses of this offering, are approximately $39.9 million. We intend to use the net proceeds from selling shares to finance our Company's growth and for general corporate purposes, which may include investment in private growth companies, purchase of commercial mortgage-backed securities and acquisitions. We may also repay a portion of our revolving line of credit.

     We raise new equity from time to time using a shelf registration statement. We raise new equity when we have a clear use of proceeds for attractive investment opportunities. Historically, this process has enabled us to raise equity on an accretive basis for existing shareholders.

                              PLAN OF DISTRIBUTION

     All of the 1,866,451 shares of common stock, par value $0.0001 per share, that we are offering by this prospectus supplement and the accompanying prospectus are being issued and sold to an institutional investor at negotiated purchase prices for total offering proceeds to the Company of $40 million.

     These negotiated purchase prices, per share, are equal to the Volume Weighted Average Price on the New York Stock Exchange, as reported by Bloomberg L.P. using the AQR function for the shares (the "Average Trading Price"), less a discount of 4.0% (the "Purchase Price"), for each of the twenty-one trading days during the period from October 1, 2001 to October 29, 2001 (the "Investment Period"). The total number of shares offered hereby equals the aggregate number of shares resulting from:

      (i) the allocation of the purchaser's proposed aggregate investment of $40 million on a pro rata basis over the Investment Period, and

     (ii) the purchase, on each day during the Investment Period on which the Average Trading Price exceeds $20.00 (the "Threshold Price") or on which the Average Trading Price is below the Threshold Price and the purchaser chooses to purchase shares at the Threshold Price, of the maximum number of whole shares at the Purchase Price. The price to be paid will be reduced by the dividend amount in the event of an ex-dividend date between the starting date of the Investment Period and the date on which the number of shares are received. This results in the purchase of a total of 1,866,451 shares at an average purchase price per share of $21.43.

     The net offering proceeds to us, after deduction of estimated offering expenses of approximately $50,000, will be approximately $39.9 million.

                                                     [FILED PURSUANT TO RULE 497
                                           REGISTRATION STATEMENT NO. 333-67336]

                                    PROSPECTUS
                                   $300,000,000

                             [ALLIED CAPITAL LOGO]

                                  COMMON STOCK
                                PREFERRED STOCK
                                DEBT SECURITIES
                            ------------------------

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about the Company.

To learn more about the Company, you may want to look at the Statement of Additional Information dated August 22, 2001 (known as the "SAI"). For a free copy of the SAI, contact us at:

         Allied Capital Corporation
         1919 Pennsylvania Avenue, N.W.
         Washington, DC 20006
         1-888-818-5298
The Company has filed the SAI with the U.S. Securities and Exchange Commission and has incorporated it by reference into this prospectus. The SAI's table of contents appears on page 79 of this prospectus.

The Commission maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about the Company.

Our common stock is traded on the New York Stock Exchange under the symbol "ALD." As of August 22, 2001, the last reported sales price on the New York Stock Exchange for the common stock was $24.60.

We may offer, from time to time, up to $300,000,000 of our common stock, par value $0.0001 per share, preferred stock, or debt securities in one or more offerings. All shares of common stock, preferred stock, and debt securities that are offered under this prospectus are collectively referred to herein as the "Securities."

The Securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the case of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing primarily in private businesses in a variety of industries throughout the United States. No assurances can be given that we will continue to achieve our objective.

   YOU SHOULD REVIEW THE INFORMATION INCLUDING THE RISK OF LEVERAGE, SET FORTH UNDER "RISK FACTORS" ON PAGE 8 OF THIS PROSPECTUS BEFORE INVESTING IN SECURITIES OF THE COMPANY.
                            ------------------------
   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATIONS TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------
   THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF SECURITIES UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.
                            ------------------------

                                August 22, 2001

     WE HAVE NOT AUTHORIZED ANY DEALER, SALESMAN OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR ANY ACCOMPANYING SUPPLEMENT TO THIS PROSPECTUS. YOU MUST NOT RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR THE ACCOMPANYING PROSPECTUS SUPPLEMENT AS IF WE HAD AUTHORIZED IT. THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH THEY RELATE, NOR DO THEY CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION. THE INFORMATION CONTAINED IN THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT IS ACCURATE AS OF THE DATES ON THEIR COVERS.

                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Selected Consolidated Financial Data........................    5
Risk Factors................................................    8
The Company.................................................   13
Use of Proceeds.............................................   13
Price Range of Common Stock and Distributions...............   14
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   15
Senior Securities...........................................   35
Business....................................................   39
Portfolio Companies.........................................   50
Determination of Net Asset Value............................   56
Management..................................................   57
Tax Status..................................................   64
Certain Government Regulations..............................   69
Dividend Reinvestment Plan..................................   71
Description of Securities...................................   73
Plan of Distribution........................................   77
Legal Matters...............................................   78
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   78
Independent Public Accountants..............................   78
Table of Contents of Statement of Additional Information....   79
Index to Financial Statements...............................   80

                            ------------------------

                                       (i)

                               PROSPECTUS SUMMARY

     The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

     In this prospectus or any accompanying prospectus supplement, unless otherwise indicated, the "Company", "ACC", "we", "us" or "our" refer to Allied Capital Corporation and its subsidiaries.

                             THE COMPANY (Page 13)

     We are a business development company and provide private investment capital to private and undervalued public companies in a variety of different industries throughout the United States. We have been investing in growing businesses for over 40 years and have financed thousands of companies nationwide. As of January 2001, our investment activity is focused in two areas:

     - private finance, and

     - commercial real estate finance, primarily the purchase of commercial mortgage-backed securities ("CMBS").

Our investment portfolio includes:

     - long-term unsecured loans with equity features,

     - commercial mortgage-backed securities, and

     - commercial mortgage loans.

     We identify loans and investments through our numerous relationships with:

     - mezzanine and private equity investors,

     - investment banks, and
     - other intermediaries, including professional services firms.

In order to increase our sourcing and origination activities, we have two regional offices in New York and Chicago. We centralize our credit approval function and service our loans through an experienced staff of professionals at our headquarters in Washington, DC.

     We have an advantageous tax structure, as compared to operating companies, that allows for the "pass-through" of income to our shareholders through dividends without the imposition of a corporate level of taxation. See "Tax Status."

     We are an internally managed diversified closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in growing businesses in a variety of industries throughout the United States. As a BDC, we are required to meet regulatory tests, the most significant relating to its investments and borrowings. A BDC is required to invest at least 70% of its assets in private or thinly traded public, U.S.-based companies. A BDC must maintain a coverage ratio of assets to senior securities of at least 200%. See "Business -- Certain Government Regulations."

     We are quoted on the New York Stock Exchange and trade under the symbol "ALD."

                             THE OFFERING (Page 77)

     We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of offering.

     Securities may be offered at prices and on terms described in one or more supplements to this prospectus. In the case of the offering of our common stock, the offering price per share less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

     Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement between our agents and us or among our underwriters or the basis upon which such amount may be calculated.

     We may not sell Securities without delivering a prospectus supplement describing the method and terms of the offering of our Securities.

                           USE OF PROCEEDS (Page 13)

     Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling Securities for general corporate purposes, which may include investments in private and undervalued public companies, purchase of CMBS, repayment of indebtedness, acquisitions and other general corporate purposes.

                            DISTRIBUTIONS (Page 14)

     We pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by the board of directors. Other types of Securities will likely pay distributions in accordance with their terms.
                      DIVIDEND REINVESTMENT PLAN (Page 71)

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan") for our common stockholders. Under the DRIP plan, if your shares of common stock are registered in your name, your dividends will be automatically reinvested in additional shares of our common stock unless you "opt out" of the DRIP plan.

                        PRINCIPAL RISK FACTORS (Page 8)

     Investment in Securities involves certain risks relating to our structure and our investment objective that you should consider before purchasing Securities.

     As a BDC, our consolidated portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. A large number of entities and individuals compete for the same kind of investment opportunities as we do.

     We borrow funds to make investments in private businesses. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our securities.

     Also, we are subject to certain risks associated with investing in non-investment grade CMBS, valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. In addition, the loss of pass-through tax treatment could have a material adverse effect on our total return, if any.

                             CERTAIN ANTI-TAKEOVER
                              PROVISIONS (Page 74)

     Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

                               FEES AND EXPENSES

    This table describes the various costs and expenses that an investor in our Securities will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
    Sales load (as a percentage of offering price)(1).......     --%
    Dividend reinvestment plan fees(2)......................    None
ANNUAL EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET ASSETS
  ATTRIBUTABLE TO COMMON STOCK)(3)
    Operating expenses(4)...................................    3.8%
    Interest payments on borrowed funds(5)..................    6.1%
                                                                ----
         Total annual expenses(6)...........................    9.9%
                                                                ====

-------------------------
(1) In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2) The expenses of the Company's DRIP plan are included in "Operating expenses." The Company has no cash purchase plan. The participants in the DRIP plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan."

(3) "Consolidated net assets attributable to common stock" equals net assets (i.e., total assets less total liabilities and preferred stock) at June 30, 2001.

(4) "Operating expenses" represent the estimated operating expenses of the Company for the year ending December 31, 2001 excluding interest on indebtedness. This percentage for the year ended December 31, 2000 was 3.4%.

(5) The "Interest payments on borrowed funds" represents the estimated interest payments of the Company for the year ending December 31, 2001. The Company had outstanding borrowings of $881.1 million at June 30, 2001. This percentage for the year ended December 31, 2000 was 5.6%. See "Risk Factors."

(6) "Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The Securities and Exchange Commission requires that "Total annual expenses" percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total annual expenses" for the Company would be 5.6% of consolidated total assets.

EXAMPLE

    The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
You would pay the following expenses on a $1,000
  investment, assuming a 5.0% annual return........   $99      $296      $490       $966

    Although the example assumes (as required by the Commission) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the DRIP plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See "Dividend Reinvestment Plan."

 THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND
          THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                      SELECTED CONSOLIDATED FINANCIAL DATA

     You should read the consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 has been derived from audited financial statements. On December 31, 1997, the Company consummated a merger of five predecessor companies. The selected financial data and all other information in this prospectus, unless otherwise indicated, reflects the operations of the Company with all periods restated as if the predecessor companies had merged as of the beginning of the earliest period presented. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the six months ending June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. SEE "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" ON PAGE 15 FOR MORE INFORMATION.

                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                     YEAR ENDED DECEMBER 31,
                                        ------------------   --------------------------------------------------
                                          2001      2000       2000       1999       1998     1997(7)   1996(7)
(IN THOUSANDS,                          --------   -------   --------   --------   --------   -------   -------
EXCEPT PER SHARE DATA)                     (UNAUDITED)
OPERATING DATA:
Interest and related portfolio income:
    Interest and dividends............  $113,699   $81,714   $182,307   $121,112   $ 80,281   $86,882   $77,541
    Premiums from loan dispositions...     1,731     7,843     16,138     14,284      5,949    7,277      4,241
    Post-merger gain on securitization
      of commercial mortgage loans....        --        --         --         --     14,812       --         --
    Fees and other income.............    18,380     4,305     13,144      5,744      5,696    3,246      3,155
                                        --------   -------   --------   --------   --------   -------   -------
        Total interest and related
          portfolio income............   133,810    93,862    211,589    141,140    106,738   97,405     84,937
                                        --------   -------   --------   --------   --------   -------   -------
EXPENSES:
    Interest..........................    31,881    26,591     57,412     34,860     20,694   26,952     20,298
    Employee..........................    13,965     9,760     19,842     16,136     11,829   10,258      8,774
    Administrative....................     6,027     6,835     15,435     12,350     11,921    8,970      8,289
    Merger............................        --        --         --         --         --    5,159         --
                                        --------   -------   --------   --------   --------   -------   -------
        Total operating expenses......    51,873    43,186     92,689     63,346     44,444   51,339     37,361
    Formula and cut-off awards(1).....        91     3,403      6,183      6,753      7,049       --         --
                                        --------   -------   --------   --------   --------   -------   -------
    Net operating income before net
      realized and unrealized gains...    81,846    47,273    112,717     71,041     55,245   46,066     47,576
                                        --------   -------   --------   --------   --------   -------   -------
Net realized and unrealized gains:
    Net realized gains................     4,991    15,041     15,523     25,391     22,541   10,704     19,155
    Net unrealized gains (losses).....    11,297     2,057     14,861      2,138      1,079    7,209     (7,412)
                                        --------   -------   --------   --------   --------   -------   -------
        Total net realized and
          unrealized gains............    16,288    17,098     30,384     27,529     23,620   17,913     11,743
                                        --------   -------   --------   --------   --------   -------   -------
Income before minority interests and
  income taxes........................    98,134    64,371    143,101     98,570     78,865   63,979     59,319
Minority interests....................        --        --         --         --         --    1,231      2,427
Income tax expense....................        --        --         --         --        787    1,444      1,945
                                        --------   -------   --------   --------   --------   -------   -------
Net increase in net assets resulting
  from operations.....................  $ 98,134   $64,371   $143,101   $ 98,570   $ 78,078   $61,304   $54,947
                                        ========   =======   ========   ========   ========   =======   =======

                                        SIX MONTHS
                                      ENDED JUNE 30,                 YEAR ENDED DECEMBER 31,
                                     -----------------   -----------------------------------------------
                                      2001      2000      2000      1999      1998     1997(7)   1996(7)
                                     -------   -------   -------   -------   -------   -------   -------
                                        (UNAUDITED)
PER SHARE:
Diluted net operating income per
  common share(2)..................  $  0.92   $  0.69   $  1.53   $  1.18   $  1.06   $ 1.04    $  1.01
Diluted earnings per common
  share............................  $  1.10   $  0.94   $  1.94   $  1.64   $  1.50   $ 1.24    $  1.17
Dividends per common share(3)......  $  0.99   $  0.90   $  1.82   $  1.60   $  1.43   $ 1.71    $  1.23
Weighted average common shares
  outstanding - diluted(4).........   88,966    68,175    73,472    60,044    51,974   49,251     46,733

                                  AT JUNE 30,                        AT DECEMBER 31,
                                  ------------   --------------------------------------------------------
                                      2001          2000         1999        1998     1997(7)    1996(7)
         (IN THOUSANDS,           ------------   ----------   ----------   --------   --------   --------
     EXCEPT PER SHARE DATA)       (UNAUDITED)
BALANCE SHEET DATA:
Portfolio at value..............   $2,000,562    $1,788,001   $1,228,497   $807,119   $703,331   $612,411
Portfolio at cost...............    1,966,997     1,765,895    1,222,901    803,479    697,030    618,319
Total assets....................    2,083,834     1,853,817    1,290,038    856,079    807,775    713,360
Total debt outstanding(5).......      881,064       786,648      592,850    334,350    347,663    274,997
Preferred stock issued to
  SBA(5)........................        7,000         7,000        7,000      7,000      7,000      7,000
Shareholders' equity............    1,171,661     1,029,692      667,513    491,358    420,060    402,134
Shareholders' equity per common
  share (NAV)...................   $    12.79    $    12.11   $    10.20   $   8.79   $   8.07   $   8.34
Common shares outstanding at
  period end(4).................       91,578        85,057       65,414     55,919     52,047     48,238

                                   SIX MONTHS
                                 ENDED JUNE 30,                    YEAR ENDED DECEMBER 31,
                               -------------------   ----------------------------------------------------
                                 2001       2000       2000       1999       1998     1997(7)    1996(7)
                               --------   --------   --------   --------   --------   --------   --------
                                   (UNAUDITED)
OTHER DATA:
Portfolio investments
  funded.....................  $300,083   $402,357   $901,545   $751,871   $524,530   $364,942   $283,295
Loan repayments..............    44,149     58,833    154,112    145,706    138,081    233,005    179,292
Loan sales(6)................    74,648    117,092    280,244    198,368     81,013     53,912     27,715
Realized gains...............     6,596     15,888     28,604     31,536     25,757     15,804     30,417
Realized losses..............    (1,605)      (847)   (13,081)    (6,145)    (3,216)    (5,100)   (11,262)

-------------------------
(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Six Months Ended June 30, 2001 and 2000 and Fiscal Years Ended December 31, 2000, 1999, and 1998."

(2) Diluted net operating income per common share for the year ended December 31, 1997 excludes merger expenses.

(3) Distributions are based on taxable income, which differs from income for financial reporting purposes. In 1997, Allied Capital Corporation (old) distributed $0.34 per common share representing the 844,914 shares of Allied Capital Lending Corporation distributed in conjunction with the merger. The distribution resulted in a partial return of capital. Also in conjunction with the merger, the Company distributed $0.17 per common share representing the undistributed earnings of the predecessor companies at December 31, 1997.

(4) Excludes 259,983 common shares held in the deferred compensation trust at or for the six months ended June 30, 2000, and 234,977, 516,779 and 810,456 common shares held in the deferred compensation trust at or for the year ended December 31, 2000, 1999, and 1998, respectively. There were no shares held in the deferred compensation trust at or during the six months ended June 30, 2001.

(5) See "Senior Securities" on page 35 for more information regarding the Company's level of indebtedness.

(6) Excludes loans sold through securitization in January 1998. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of the Years Ended December 31, 2000, 1999 and 1998."

(7) Our current business and investment portfolio resulted from the merger of five affiliated companies on December 31, 1997. The companies that merged were Allied Capital Corporation (old), Allied Capital Corporation II, Allied Capital Advisers, Inc. ("Advisers"), Allied Capital Commercial Corporation and Allied Capital Lending Corporation. The five companies are referred to as the predecessor companies. The selected consolidated financial data reflects the operations of the company as if the predecessor companies were merged for these periods.

                              2001                          2000                                    1999
                        -----------------   -------------------------------------   -------------------------------------
    (IN THOUSANDS,       QTR 2     QTR 1     QTR 4     QTR 3     QTR 2     QTR 1     QTR 4     QTR 3     QTR 2     QTR 1
EXCEPT PER SHARE DATA)  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
QUARTERLY DATA:
Total interest and
  related portfolio
  income.............   $68,739   $65,071   $61,735   $55,992   $49,965   $43,897   $42,278   $37,998   $33,186   $27,678
Net operating income
  before net realized
  and unrealized
  gains..............    42,118    39,728    34,725    30,719    24,700    22,573    21,319    19,273    16,619    13,830
Net increase in net
  assets resulting
  from operations....    46,106    52,028    42,281    36,449    34,790    29,581    30,925    26,944    22,121    18,580
Diluted net operating
  income per share...   $  0.46   $  0.46   $  0.43   $  0.40   $  0.35   $  0.34   $  0.34   $  0.31   $  0.28   $  0.24
Basic earnings per
  common share.......      0.52      0.61      0.52      0.48      0.50      0.45      0.49      0.44      0.38      0.33
Diluted earnings per
  common share.......      0.51      0.60      0.52      0.48      0.50      0.45      0.49      0.44      0.38      0.33
Net asset value per
  common share(1)....     12.79     12.26     12.11     11.56     10.96     10.44     10.20      9.66      9.17      9.00
Dividends declared per
  common share.......      0.50      0.49      0.46      0.46      0.45      0.45      0.40      0.40      0.40      0.40

-------------------------
(1) We determine net asset value per common share as of the last day of the quarter. The net asset values shown are based on outstanding shares at the end of each period, excluding common shares held in the Company's deferred compensation trust.

                               WHERE YOU CAN FIND
                             ADDITIONAL INFORMATION

     We have filed with the Commission a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended (the "Securities Act"). The registration statement contains additional information about us and the registered securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the Commission at prescribed rates.

     We file annual, quarterly and special reports, proxy statements and other information with the Commission. You can inspect, without charge, at the public reference facilities of the Commission at 450 Fifth Street, NW, Washington, DC 20549. The Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and other information regarding public companies, including our Company. You can also obtain copies of these materials from the public reference section of the Commission at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the New York Stock Exchange, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

                                  RISK FACTORS

     Investing in the Company involves a number of significant risks and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. In addition to the information contained in this prospectus, you should consider carefully the following information before making investments in the Securities.

     INVESTING IN PRIVATE COMPANIES INVOLVES A HIGH DEGREE OF RISK. Our portfolio consists primarily of long-term loans to and investments in private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with the Company's investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competition, and may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.

     OUR FINANCIAL RESULTS COULD BE NEGATIVELY AFFECTED IF BLX FAILS TO PERFORM AS EXPECTED. Business Loan Express, Inc. ("BLX") is our largest portfolio investment. Our financial results could be negatively affected if BLX, as a portfolio company, fails to perform as expected. At June 30, 2001, the investment totaled $213.7 million, or 10% of total assets. In addition, as controlling shareholder of BLX, the Company has provided an unconditional guaranty to BLX's credit facility lenders in an amount equal to 50% of BLX's total obligations on its $117.5 million unsecured revolving credit facility. The amount guaranteed by the Company at June 30, 2001 was $51.7 million. This guaranty can only be called in the event of a default by BLX.

     OUR BORROWERS MAY DEFAULT ON THEIR PAYMENTS. We make unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in and lend to companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

     OUR PORTFOLIO OF INVESTMENTS IS ILLIQUID. We acquire most of our investments directly from private companies. The majority of the investments in our portfolio will be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio may adversely affect our ability to dispose of loans and securities at times when it may be advantageous for us to liquidate such investments.

     INVESTMENTS IN NON-INVESTMENT GRADE COMMERCIAL MORTGAGE-BACKED SECURITIES MAY BE ILLIQUID AND MAY HAVE A HIGHER RISK OF DEFAULT. The commercial mortgage-backed securities ("CMBS") in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., "AAA" through "BBB"), and are sometimes referred to as "junk bonds." The non-investment grade CMBS tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment-grade bonds, but with the higher return comes greater risk. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured.

     OUR PORTFOLIO INVESTMENTS ARE RECORDED AT FAIR VALUE AS DETERMINED BY THE BOARD OF DIRECTORS IN ABSENCE OF READILY ASCERTAINABLE PUBLIC MARKET
VALUES. Pursuant to the requirements of the Investment Company Act of 1940 ("1940 Act"), the Board of Directors is required to value each asset quarterly, and we are required to carry our portfolio at fair value as determined by the Board of Directors. Since there is typically no public market for the loans and equity securities of the companies in which we make investments, our Board of Directors estimates the fair value of these loans and equity securities pursuant to a written valuation policy and a consistently applied valuation process. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record an unrealized loss for an asset that we believe has become impaired. Without a readily ascertainable market value, the estimated value of our portfolio of loans and equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for the loans and equity securities. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors' estimate of the current fair value of each investment in our portfolio. Any changes in estimated value are recorded in the Company's statement of operations as "Net unrealized gains (losses)."

     WE BORROW MONEY WHICH MAGNIFIES THE POTENTIAL FOR GAIN OR LOSS ON AMOUNTS INVESTED AND MAY INCREASE THE RISK OF INVESTING IN OUR COMPANY. We borrow from, and issue senior debt securities to, banks, insurance companies and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to the Company's common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

     At June 30, 2001, the Company had $881.1 million of outstanding indebtedness, bearing a weighted annual interest cost of 7.4%. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our portfolio of at least 3.1%.

     Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

                   ASSUMED RETURN ON THE COMPANY'S PORTFOLIO
                               (NET OF EXPENSES)

                                -20%     -10%     -5%      0%      5%     10%     20%
                               ------   ------   ------   -----   ----   -----   -----
Corresponding return to
  shareholder(1).............  -41.1%   -23.4%   -14.5%   -5.6%   3.3%   12.2%   30.0%

-------------------------
(1) The calculation assumes (i) $2,083.8 million in total assets, (ii) an average cost of funds of 7.4%, (iii) $881.1 million in debt outstanding and
    (iv) $1,171.7 million of shareholders' equity.

     WE MAY NOT BORROW MONEY UNLESS WE MAINTAIN ASSET COVERAGE FOR INDEBTEDNESS OF AT LEAST 200% WHICH MAY AFFECT RETURNS TO SHAREHOLDERS. We must maintain asset coverage for a class of senior security representing indebtedness of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of June 30, 2001, our asset coverage for senior indebtedness was 247%.

     CHANGES IN INTEREST RATES MAY AFFECT OUR COST OF CAPITAL AND NET OPERATING INCOME. Because we borrow money to make investments, our net operating income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our portfolio income. In periods of sharply rising interest rates, our cost of funds would increase, which would reduce our net operating income before net realized and unrealized gains. However, there would be no effect on the return, if any, that could be generated from our equity interests. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. The Company utilizes its short-term credit facilities only as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

     BECAUSE WE MUST DISTRIBUTE INCOME, WE WILL CONTINUE TO NEED ADDITIONAL CAPITAL TO GROW. We will continue to need capital to fund incremental growth in our investments. Historically, we have borrowed from financial institutions and have issued equity securities. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our taxable net operating income excluding net realized long-term capital gains to our stockholders to maintain our regulated investment company ("RIC") status. As a result such earnings will not be available to fund investment originations. We expect to continue to borrow from financial institutions and sell additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of the Company's common stock. In addition, as a business development company ("BDC"), we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

     OUR PRIVATE FINANCE INVESTMENTS MAY NOT PRODUCE CAPITAL GAINS. Private finance investments are typically structured as debt securities with a relatively high fixed rate of interest and with an equity feature such as conversion rights, warrants or options. As a result, private finance investments generate interest income from the time they are made, and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

     LOSS OF PASS-THROUGH TAX TREATMENT WOULD SUBSTANTIALLY REDUCE NET ASSETS AND INCOME AVAILABLE FOR DIVIDENDS. We have operated the Company so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). If we meet source of income, diversification and distribution requirements, the Company qualifies for effective pass-through tax treatment. The Company would cease to qualify for such pass-through tax treatment if it were unable to comply with these requirements, or if it ceased to qualify as a BDC under the 1940 Act. We also could be subject to a 4% excise tax and/or corporate level income tax if we fail to make required distributions as a RIC. If the Company ceased to qualify as a RIC, the Company would become subject to federal income tax as if it were an ordinary corporation, which would substantially reduce our net assets and the amount of income available for distribution to our shareholders.

     WE OPERATE IN A COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES. We compete for investments with many other companies and individuals, some of whom have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

     CHANGES IN THE LAW OR REGULATIONS THAT GOVERN THE COMPANY COULD HAVE A MATERIAL IMPACT ON THE COMPANY OR OUR OPERATIONS. We are regulated by the Securities and Exchange Commission and the SBA. In addition, changes in the laws or regulations that govern BDCs, RICs, real estate investment trusts ("REITs") and SBICs may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on the Company or its operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change.

     QUARTERLY RESULTS MAY FLUCTUATE AND MAY NOT BE INDICATIVE OF FUTURE QUARTERLY PERFORMANCE. The Company's quarterly operating results could fluctuate and therefore, you should not rely on quarterly results to be indicative of the Company's performance in future quarters. Factors that could cause quarterly operating results to fluctuate include, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE" OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS OR SIMILAR WORDS OR PHRASES. THE MATTERS DESCRIBED IN "RISK FACTORS" AND CERTAIN OTHER FACTORS NOTED THROUGHOUT THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, AND IN ANY EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, IS A PART, CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS.

                                  THE COMPANY

     Our Company is principally engaged in lending to and investing in private and undervalued public companies. The Company is organized in the state of Maryland and is an internally managed closed-end management investment company that has elected to be regulated as a business development company (as defined above, a "BDC") under the 1940 Act.

     Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and our telephone number is (202) 331-1112. In addition, we have two regional offices in New York and Chicago. We also have an office in Frankfurt, Germany.

                                USE OF PROCEEDS

     Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling Securities for general corporate purposes, which may include investment in private and undervalued public companies, purchase of commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes.

     We raise equity from time to time using a shelf registration statement. We raise new equity when we have a clear use of proceeds for attractive investment opportunities. Historically, this process has enabled us to raise equity on an accretive basis for existing shareholders of our common stock.

     We anticipate that substantially all of the net proceeds of any offering of Securities will be used, as described above, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

                 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

     Our common stock is traded on the New York Stock Exchange under the symbol "ALD." The following table lists the high and low closing sales prices for the Company's common stock. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions. On August 22, 2001, the last reported closing sale price of the common stock was $24.60 per share.

                                                        CLOSING SALE PRICE(1)
                                                        ----------------------
                                                          HIGH          LOW
                                                        ---------    ---------
YEAR ENDED DECEMBER 31, 1999
  First Quarter..................................        $20.250      $16.500
  Second Quarter.................................         24.000       17.000
  Third Quarter..................................         23.813       20.250
  Fourth Quarter.................................         23.125       16.750
YEAR ENDED DECEMBER 31, 2000
  First Quarter..................................        $19.688      $16.063
  Second Quarter.................................         18.688       16.563
  Third Quarter..................................         21.125       17.438
  Fourth Quarter.................................         21.375       18.500
YEAR ENDING DECEMBER 31, 2001
  First Quarter..................................        $24.436      $20.125
  Second Quarter.................................         25.400       19.570
  Third Quarter (through August 22, 2001)........         24.830       23.000
                                                         -------      -------

---------------
(1) Prior to June 6, 2001, the Company's common stock was traded on the Nasdaq National Market under the symbol "ALLC." The closing sale prices listed are as reflected on the respective exchanges for the periods presented.

     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that we will maintain a premium to net asset value.

     We pay quarterly dividends to stockholders of our common stock. The amount of our quarterly dividends is determined by the Board of Directors. The Company's board has established a dividend policy to review the dividend rate quarterly and to adjust the quarterly dividend rate as the Company's earnings momentum builds. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Equity Capital and Dividends" and "Tax Status." We cannot assure that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment.

     Our credit facilities limit our ability to declare dividends if we default under certain provisions.

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan") for our common stockholders. Under the DRIP plan, if your shares of our common stock are registered in your name, your dividends will be automatically reinvested in additional shares of common stock unless you "opt out" of the DRIP plan.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and the Company's Consolidated Financial Statements and Notes thereto.

OVERVIEW

     The Company provides private investment capital to private and undervalued public companies in a variety of different industries and in diverse geographic locations. Our lending and investment activity is focused in private finance and commercial real estate finance, primarily the purchase of commercial mortgage-backed securities.

     The Company's portfolio composition at June 30, 2001, and December 31, 2000, 1999 and 1998 was as follows:

                                                                  AT
                                                  AT         DECEMBER 31,
                                               JUNE 30,   ------------------
                                                 2001     2000   1999   1998
                                               --------   ----   ----   ----
Private Finance..............................     70%      72%    53%    48%
Commercial Real Estate Finance...............     30%      28%    42%    44%
Small Business Finance.......................     --%      --%     5%     8%

     The Company's earnings depend primarily on the level of interest and related portfolio income and net realized and unrealized gains earned on the Company's investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield on the interest-bearing portfolio. The Company's ability to generate interest income is dependent on economic, regulatory and competitive factors that influence interest rates and loan originations, and the Company's ability to secure financing for its investment activities.

PORTFOLIO AND INVESTMENT ACTIVITY

     Total portfolio investment activity and yields as of and for the three and six months ended June 30, 2001 and 2000 and as of and for the years ended December 31, 2000, 1999 and 1998 were as follows:

                       AT AND FOR THE THREE    AT AND FOR THE SIX
                           MONTHS ENDED           MONTHS ENDED              AT AND FOR THE
                             JUNE 30,               JUNE 30,           YEARS ENDED DECEMBER 31,
                       ---------------------   -------------------   ----------------------------
                         2001        2000        2001       2000       2000       1999      1998
   ($ IN MILLIONS)     ---------   ---------   --------   --------   --------   --------   ------
Portfolio at Value...  $2,000.6    $1,488.3    $2,000.6   $1,488.3   $1,788.0   $1,228.5   $807.1
Investments Funded...  $  149.3    $  184.0    $  300.1   $  402.3   $  901.5   $  751.9   $524.5
Repayments...........  $   14.4    $    5.3    $   44.1   $   58.8   $  154.1   $  145.7   $138.0
Sales................  $   39.5    $   77.5    $   74.6   $  117.1   $  280.2   $  198.4   $304.4
Yield................      14.2%       13.6%       14.2%      13.6%      14.1%      13.0%    12.5%

PRIVATE FINANCE

     Private finance investment activity and yields as of and for the three and six months ended June 30, 2001 and 2000 and as of and for the years ended December 31, 2000, 1999 and 1998 were as follows:

                             AT AND FOR THE      AT AND FOR THE
                              THREE MONTHS         SIX MONTHS       AT AND FOR THE YEARS ENDED
                             ENDED JUNE 30,      ENDED JUNE 30,            DECEMBER 31,
                            -----------------   -----------------   --------------------------
                              2001      2000      2001      2000      2000      1999     1998
     ($ IN MILLIONS)        --------   ------   --------   ------   --------   ------   ------
Portfolio at Value........  $1,405.4   $871.6   $1,405.4   $871.6   $1,282.5   $647.0   $388.6
Investments Funded........  $   93.5   $126.4   $  114.1   $239.0   $  600.9   $346.7   $236.0
Repayments................  $    6.9   $  2.4   $   24.0   $ 39.2   $  117.7   $ 87.5   $ 41.3
Yield.....................      14.6%    14.5%      14.6%    14.5%      14.6%    14.2%    14.6%

     The private finance portfolio increased 10% from December 31, 2000 to June 30, 2001, and increased 98% and 67% during the years ended December 31, 2000 and 1999, respectively. Buyout and private finance activity across the industry slowed during the first half of 2001 largely due to credit tightening among senior lenders. Equity-focused buyout firms generally need both senior and subordinated debt to leverage private equity investments, and during the first half of 2001, activity in the senior bank market, and in particular the senior syndicated loan market, has been slow. As a result, the Company's investment activity for the six months ended June 30, 2001 has been at a slower pace than the comparable period for the prior year.

     During the second quarter, the Company announced that it intends to acquire SunSource Inc. to create a privately owned portfolio company controlled by the Company. The two companies have signed a definitive merger agreement, which provides that the Company will pay approximately $72 million, or $10.375 per SunSource common share, in cash for all of the outstanding common equity of SunSource. Management of SunSource will participate with the Company in the buyout transaction and will retain an approximate 6% ownership position on a fully diluted basis in the newly created portfolio company. It is anticipated that this transaction will close by September 30, 2001. SunSource is an existing portfolio company, and during the second quarter of 2001 the Company increased its investment in SunSource by purchasing a subordinated note for $8.5 million from a third party.

     The Company's increasing capital base has enabled it to make larger private finance investments, supporting the increase in originations in 2000, 1999 and 1998. Key investment characteristics for new private finance mezzanine investments were as follows:

                                                          FOR THE YEARS
                                                              ENDED
                                                           DECEMBER 31,
                                                      ----------------------
                                                       2000    1999    1998
                                                      ------   -----   -----
New investment characteristics:
  Number of investments.............................      34      27      19
  Average investment size (millions)................  $ 14.0   $12.4   $10.6
  Average current yield.............................    14.7%   13.6%   13.3%
  Average portfolio company revenue (millions)......  $153.5   $86.9   $81.3
  Average portfolio company years in business.......      36      29      22

     The average investment characteristics above are computed using simple averages based upon underwriting data for investment activity for that year. As a result, any one investment may have had individual investment characteristics that may vary significantly from the stated simple average. In addition, average investment characteristics may vary from year to year.

     The current yield on the private finance portfolio will fluctuate over time depending on the equity "kicker" or warrants received with each debt financing. Private finance investments are generally structured such that equity kickers may provide an additional future investment return of up to 10%.

     During 2000, the Company acquired BLC Financial Services, Inc. in a going private transaction, and the Company's investment in BLX is included in the private finance portfolio. See "Small Business Finance" discussion for more details below.

     During the second quarter of 2000, the Company began an initiative to invest in and strategically partner with select private equity funds focused on venture capital investments. The strategy for these fund investments is to provide solid investment returns and build strategic relationships with the fund managers and their portfolio companies. The Company believes that it will have opportunities to co-invest with the funds as well as finance their portfolio companies as they mature.

     The Company believes that the fund investment strategy is an effective means of participating in private equity investing through a diverse pooled investment portfolio. The fund concept allows the Company to participate in a pooled investment return without exposure to the risk of any single investment. Since the beginning of 2000, the Company has committed a total of $44.5 million to eight private equity funds. The committed amount is expected to be invested over the next three years. The Company funded $1.5 million, $3.1 million and $7.0 million of this commitment for the three and six months ended June 30, 2001 and for the year ended December 31, 2000, respectively.

COMMERCIAL REAL ESTATE FINANCE

     Commercial real estate finance investment activity and yields as of and for the three and six months ended June 30, 2001 and 2000 and as of and for the years ended December 31, 2000, 1999 and 1998 were as follows:

                             AT AND FOR THE          AT AND FOR THE                AT AND FOR THE
                           THREE MONTHS ENDED       SIX MONTHS ENDED                YEARS ENDED
                                JUNE 30,                JUNE 30,                    DECEMBER 31,
                           ------------------      ------------------      ------------------------------
                            2001        2000        2001        2000        2000        1999        1998
   ($ IN MILLIONS)         ------      ------      ------      ------      ------      ------      ------
Portfolio at Value...      $595.2      $548.8      $595.2      $548.8      $505.5      $520.0      $355.0
Investments Funded...      $ 55.8      $ 27.2      $186.0      $ 91.1      $149.0      $288.7      $214.6
Repayments...........      $  7.5      $  1.3      $ 20.1      $ 14.3      $ 24.8      $ 51.5      $ 92.5
Sales................      $ 39.4      $ 38.0      $ 74.6      $ 51.5      $151.7      $ 86.1      $256.9
Yield................        13.6%       13.0%       13.6%       13.0%       13.1%       12.3%       10.4%

     The commercial real estate finance portfolio increased 18% from December 31, 2000 to June 30, 2001, and decreased 3% and increased 46% for the years ended December 31, 2000 and 1999, respectively. During 1998, the Company reduced its commercial mortgage loan origination activity for its own portfolio due to declining interest rates and began to sell its loans to other lenders. Then, beginning in the fourth quarter of 1998, the Company began to take advantage of a unique market opportunity to acquire non-investment grade commercial mortgage-backed securities ("CMBS") at significant discounts from the face amount of the bonds. Turmoil in the capital markets at that time created a lack of liquidity for the traditional buyers of non-investment grade bonds. As a result, yields on these collateralized bonds increased, thus providing an attractive investment opportunity.

The Company believes that CMBS is an attractive asset class because of the yields that can be earned on a security that is fully secured by commercial mortgage loans. The Company has opportunistically purchased CMBS since the fourth quarter of 1998. The Company plans to continue its CMBS investment activity, however, in order to maintain a balanced portfolio the Company expects that purchased CMBS will continue to represent approximately 20% to 25% of total assets during 2001. The Company's CMBS investment activity level will be dependent upon its ability to purchase CMBS at attractive yields.

     The Company purchases CMBS at an approximate discount of 50% from the face amount of the bonds. During the second quarter of 2001, the Company purchased $54.9 million in CMBS with a face value of $95.6 million and a weighted average yield to maturity of 14.9% after assuming a 1% loss rate on the underlying collateral mortgage pool. During the six months ended June 30, 2001 the Company purchased $159.3 million in CMBS with a face value of $277.9 million. In addition, the Company purchased $24.6 million in non-investment grade securities related to a collateralized debt issuance secured by CMBS and investment grade real estate investment trust bonds. The weighted average yield to maturity on purchases made during the first six months of 2001 is 15.6% after assuming a 1% loss rate on the underlying collateral mortgage pool. During 2000 and 1999, the Company purchased $124.3 million and $245.9 million in CMBS with a face amount of $244.6 million and $507.9 million and a weighted average yield to maturity of 14.7% and 14.6% after assuming a 1% loss rate on the underlying collateral mortgage pool, respectively.

     As a part of the Company's strategy to maximize its return on equity capital, the Company sold CMBS bonds rated BB+, BB and BB- during the second quarter of 2001, the first six months of 2001 and the fourth quarter of 2000 totaling $33.7 million, $68.9 million and $98.7 million, respectively. These bonds had an effective yield of 10.0%, 10.2% and 11.5%, and were sold for $34.0 million, $70.1 million and $102.5 million, respectively, resulting in a realized gain on the sale. The sale of these lower-yielding bonds increased the Company's overall liquidity. The effective yield on the Company's remaining purchased CMBS portfolio at June 30, 2001 was 15.4%, after assuming a 1% loss on the entire underlying mortgage loan pool. At June 30, 2001 and December 31, 2000, the value of the purchased CMBS portfolio was $430.4 million and $311.3 million and the unamortized discount was $455.8 million and $364.9 million, respectively.

     The original principal balance of the underlying pool of the approximately 3,000 loans that are collateral for the Company's CMBS had underwritten loan to value ("LTV") and underwritten debt service coverage ratios ("DSCR") as follows:

                 LOAN TO VALUE RANGES                        $        %
                 --------------------                    ---------   ---
                                                           ($ IN
                                                         MILLIONS)
Less than 60%..........................................  $ 1,847.1    12%
60-65%.................................................    1,330.3     8%
65-70%.................................................    2,645.4    17%
70-75%.................................................    5,262.3    33%
75-80%.................................................    4,695.5    29%
Greater than 80%.......................................      208.1     1%
                                                         ---------   ---
                                                         $15,988.7   100%
                                                         =========   ===
Weighted average LTV...................................       69.6%

                 DEBT SERVICE COVERAGE
                     RATIO RANGES                            $        %
                 ---------------------                   ---------   ---
                                                           ($ IN
                                                         MILLIONS)
Greater than 2.00......................................  $   510.1     3%
1.76-2.00..............................................      487.1     3%
1.51-1.75..............................................    1,848.6    12%
1.26-1.50..............................................    9,090.1    57%
1.00-1.25..............................................    4,052.8    25%
                                                         ---------   ---
                                                         $15,988.7   100%
                                                         =========   ===
Weighted average DSCR..................................       1.41

     The Company has been liquidating much of its whole commercial mortgage loan portfolio so that it can redeploy the proceeds into higher yielding assets and for the three and six months ended June 30, 2001, the Company sold $5.8 million of commercial mortgage loans. For the years ended December 31, 2000 and 1999, the Company sold $53.1 million and $86.1 million of commercial mortgage loans, respectively. At June 30, 2001, the Company's whole commercial real estate loan portfolio had been reduced to $87.8 million from $106.4 million at December 31, 2000.

     During 1998, the Company sold through securitization approximately $295 million in lower yielding commercial mortgage loans and sold whole loans to third parties aggregating approximately $33.5 million.

SMALL BUSINESS FINANCE

     On December 31, 2000, the Company acquired 95% of BLC Financial Services, Inc. in a "going private" buyout transaction for $95.2 million. The Company issued approximately 4.1 million shares, or $86.1 million of new equity, and paid $9.1 million in cash to acquire BLC. The new portfolio company has changed its name to Business Loan Express, Inc. ("BLX").

     As part of the transaction, the Company recapitalized its Allied Capital Express operations as an independently managed private portfolio company and merged it into BLX. As part of the recapitalization, the Company contributed certain assets, including the online rules-based underwriting technology and fixed assets, and transferred 37 employees into the private portfolio company. Upon completion of the transaction, the Company's investment in BLX totaled $204.1 million and consisted of $74.5 million of 25% subordinated debt, $25.1 million of preferred stock, and $104.5 million of common stock. BLX is included in the private finance portfolio.

     During the first quarter of 2001, BLX secured a 3-year $117.5 million revolving credit facility ("BLX Credit Facility"). As the controlling shareholder of BLX, the Company has provided an unconditional guaranty to the BLX Credit Facility lenders in an amount of up to 50% of the total obligations (consisting of principal, accrued interest and other fees) of BLX on the line of credit. The amount guaranteed by the Company at June 30, 2001 was $51.7 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of the BLX Credit Facility at June 30, 2001.

     Prior to its contribution to BLX, Allied Capital Express loan activity and yields as of and for the years ended December 31, 2000, 1999 and 1998 were as follows:

                ($ IN MILLIONS)                    2000     1999    1998
                ---------------                   ------   ------   -----
Portfolio at Value..............................  $   --   $ 61.4   $63.6
New Investments.................................  $151.6   $116.5   $73.9
Repayments......................................  $ 11.6   $  6.7   $ 4.2
Sales...........................................  $128.5   $112.3   $47.5
Yield...........................................      --     11.5%   11.2%

     Allied Capital Express loan origination activity for 2000 and 1999 increased due to the opening of new regional office locations and from opportunities created by the Company's Internet site launched in the fall of 1999. Loans in the Allied Capital Express program were originated for sale; therefore, the increase in loan sales was the result of the increase in originations. In addition, beginning in 1999, the Company began to sell 90% of the unguaranteed portion of SBA 7(a) loans through a structured finance agreement with a commercial paper conduit. Allied Capital Express targeted small commercial real estate loans that were, in many cases, originated in conjunction with SBA 7(a) loans. SBA 7(a) loans were originated with variable interest rates priced at spreads ranging from 1.75% to 2.75% over the prime lending rate.

RESULTS OF OPERATIONS

COMPARISON OF SIX MONTHS ENDED JUNE 30, 2001 AND 2000

     The following table summarizes Allied Capital's operating results for the six months ended June 30, 2001 and 2000.

                                               FOR THE SIX
                                               MONTHS ENDED
                                                 JUNE 30,
                                            ------------------              PERCENT
                                              2001      2000      CHANGE    CHANGE
($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)  --------   -------   --------   -------
INTEREST AND RELATED PORTFOLIO INCOME
     Interest and dividends...............  $113,699   $81,714   $ 31,985      39%
     Premiums from loan dispositions......     1,731     7,843     (6,112)    (78)%
     Fees and other income................    18,380     4,305     14,075     327%
                                            --------   -------   --------     ---
          Total interest and related
             portfolio income.............   133,810    93,862     39,948      43%
                                            --------   -------   --------     ---
EXPENSES
     Interest.............................    31,881    26,591      5,290      20%
     Employee.............................    13,965     9,760      4,205      43%
     Administrative.......................     6,027     6,835       (808)    (12)%
                                            --------   -------   --------     ---
          Total operating expenses........    51,873    43,186      8,687      20%
                                            --------   -------   --------     ---
     Formula and cut-off awards...........        91     3,403     (3,312)    (97)%
                                            --------   -------   --------     ---
          Net operating income before net
             realized and unrealized
             gains........................    81,846    47,273     34,573      73%
                                            --------   -------   --------     ---
NET REALIZED AND UNREALIZED GAINS
     Net realized gains...................     4,991    15,041    (10,050)    (67)%
     Net unrealized gains.................    11,297     2,057      9,240     449%
                                            --------   -------   --------     ---
          Total net realized and
             unrealized gains.............    16,288    17,098       (810)     (5)%
                                            --------   -------   --------     ---
Net increase in net assets resulting from
  operations..............................  $ 98,134   $64,371   $ 33,763      52%
                                            ========   =======   ========     ===
Diluted net operating income per share....  $   0.92   $  0.69   $   0.23      33%
                                            ========   =======   ========     ===
Diluted earnings per share................  $   1.10   $  0.94   $   0.16      17%
                                            ========   =======   ========     ===
Weighted average shares
  outstanding -- diluted..................    88,966    68,175     20,791      30%

     Net increase in net assets resulting from operations (NIA) results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses.

     Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes dividend income, premiums from loan dispositions, prepayment premiums, and fees and other income.

                                                           FOR THE SIX
                                                           MONTHS ENDED
                                                             JUNE 30,
                                                          --------------
                                                           2001    2000
       ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)          ------   -----
Total Interest and Related Portfolio Income.............  $133.8   $93.9
Per share...............................................  $ 1.50   $1.38

     The increase in interest income earned results primarily from continued growth of the Company's investment portfolio and the Company's focus on increasing its overall portfolio yield. The Company's investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 20% to $1,639.7 million at June 30, 2001 from $1,361.1 million at June 30, 2000. The weighted average yield on the interest bearing investments in the portfolio at June 30, 2001 and 2000 was as follows:

                                                            JUNE 30,
                                                          -------------
                                                          2001    2000
                                                          -----   -----
Private Finance.........................................  14.6%   14.5%
Commercial Real Estate Finance..........................  13.6%   13.0%
Small Business Finance..................................    --%   12.3%
Total Portfolio.........................................  14.2%   13.6%

     Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $0.7 million and $5.8 million for the six months ended June 30, 2001 and 2000, respectively. Premium income results from the premium paid by purchasers on loans sold less the origination commissions associated with the loans sold. For the six months ended June 30, 2000, premiums from loan sales resulted primarily from the sale of loans originated through Allied Capital Express. Upon the merger of the Allied Capital Express operations into BLX, the premium from loan sales earned historically is intended to be replaced with interest income earned by the Company from its subordinated debt investment in BLX as well as fees earned from its guaranty of the BLX Credit Facility and its management contract with BLX.

     Prepayment premiums were $1.0 million and $2.0 million for the six months ended June 30, 2001 and 2000, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for the Company's borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.

     Fees and other income include diligence, financial structuring, management and guaranty fees of $15.8 million for the six months ended June 30, 2001. The Company continues to emphasize new financial structuring, diligence and portfolio management activity that generates additional fee income. Because individual fees for any one activity can vary in size, fee income may vary from quarter to quarter.

     Operating expenses include interest, employee and administrative expenses. The Company's single largest expense is interest on indebtedness. The fluctuations in interest expense during the six months ended June 30, 2001 and 2000 are attributable to changes in the level of borrowings by the Company and its subsidiaries under various notes payable and debentures and revolving credit facilities. The Company's borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

                                                         AT AND FOR THE
                                                           SIX MONTHS
                                                              ENDED
                                                            JUNE 30,
                                                         ---------------
                                                          2001     2000
                    ($ IN MILLIONS)                      ------   ------
Total Outstanding Debt.................................  $881.1   $726.4
Average Outstanding Debt...............................  $801.3   $659.0
Weighted Average Cost..................................     7.4%     8.1%
BDC Asset Coverage*....................................     247%     225%

-------------------------
* As a BDC, the Company is generally required to maintain a ratio of 200% of total assets to total borrowings.

     Employee expenses include salaries and employee benefits. The increase in salaries and employee benefits for the periods presented reflects wage increases and the experience level of employees hired. Total employees were 101 and 129 at June 30, 2001 and 2000, respectively. As part of the recapitalization of Allied Capital Express discussed above, employees of the Company were transferred to the portfolio company at the end of 2000. Expenses related to employees dedicated to Allied Capital Express are reflected in employee expense for the six months ended June 30, 2000.

     Administrative expenses include the leases for the Company's headquarters in Washington, DC, and its regional offices, travel costs, stock record expenses, directors' fees, legal and accounting fees and various other expenses. Administrative expenses for the six months ended June 30, 2000 included expenses related to Allied Capital Express regional offices. The cost of these regional offices was transferred to BLX at the beginning of 2001. For the six months ended June 30, 2001 and 2000, employee and administrative costs as a percentage of total interest and related portfolio income less interest expense plus net realized and unrealized gains was 17% and 20%, respectively.

     The formula and cut-off awards totaled $3.4 million, or $0.05 per share, for the six months ended June 30, 2000. The formula award vested over a three-year period which ended on December 31, 2000.

     Net realized gains resulted from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans, commercial mortgage loans and

Purchased CMBS bonds, offset by losses on investments. Realized gains and losses were as follows:

                                                            FOR THE SIX
                                                           MONTHS ENDED
                                                             JUNE 30,
                                                           -------------
                                                           2001    2000
                     ($ IN MILLIONS)                       -----   -----
Realized Gains...........................................  $ 6.6   $15.9
Realized Losses..........................................   (1.6)   (0.9)
                                                           -----   -----
Net Realized Gains.......................................  $ 5.0   $15.0
                                                           =====   =====
Net Unrealized Gains.....................................  $11.3   $ 2.1
                                                           =====   =====

     Realized gains for the six months ended June 30, 2001 primarily resulted from transactions involving two portfolio companies, Southwest PCS, LLC ($0.8 million) and FTI Consulting, Inc. ($4.6 million), and the sale of Purchased CMBS BB bonds ($0.9 million). Realized gains for the six months ended June 30, 2000 resulted primarily from transactions involving five portfolio companies. The Company reversed previously recorded unrealized appreciation totaling $4.0 million and $3.7 million when these gains were realized for the six months ended June 30, 2001 and 2000, respectively.

     Realized losses for the six months ended June 30, 2001 and 2000 resulted from the continued liquidation of the Company's whole loan commercial real estate portfolio, as well as other small losses in the private finance portfolio. The Company reversed previously recorded unrealized depreciation totaling $2.2 million and $0.7 million when the related losses were realized in the six months ended June 30, 2001 and 2000, respectively.

     Net unrealized gains for the three months ended June 30, 2001 and 2000 consisted of valuation changes resulting from the Board of Directors' valuation of the Company's assets and the effect of reversals of unrealized appreciation or depreciation resulting from realized gains or losses.

     The Company increased the value of its equity investment in BLX by $15.5 million at March 31, 2001. During the first quarter, BLX secured a 3-year $117.5 million revolving credit facility and completed a $65 million securitization of unguaranteed SBA 7(a) loans. As a result of the elimination of the refinancing risk that existed at the time of the merger, and BLX's progress in merger integration, the Company increased the value of its equity investment. The Company also increased the value of its investment in Wyo-Tech Acquisition Corporation by $8.8 million at March 31, 2001, due to its continued growth and positive performance. In addition to BLX and Wyo-Tech, the Company increased the value of other portfolio companies by $9.9 million in total for the six months ended June 30, 2001. These companies increased in value because of continued positive performance, and valuation data that would indicate that a valuation increase was necessary.

     The Company decreased the value of its common equity investment in Startec Global Communications Corporation by $3.0 million and the value of its debt investment in NETtel Communications, Inc. by $5.0 million at March 31, 2001. In addition, the Company decreased the value of other portfolio companies by a total of $13.1 million for the six months ended June 30, 2001.

     At June 30, 2001, net unrealized appreciation in the portfolio totaled $30.7 million and was composed of unrealized appreciation of $78.6 million, resulting primarily from appreciated equity interests in portfolio companies, and unrealized depreciation of $47.9 million, resulting primarily from underperforming loan and equity interests in the portfolio. Net realized and unrealized gains can vary substantially on a quarterly basis.

     The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for investments for which some loss of principal is expected and the investment is written down to net realizable value.

     At June 30, 2001, the Company's portfolio was graded as follows:

                                                 PORTFOLIO      PERCENTAGE OF
                    GRADE                        AT VALUE      TOTAL PORTFOLIO
                    -----                      -------------   ---------------
                                               (IN MILLIONS)
1............................................    $  449.7            22.5%
2............................................     1,430.0            71.5%
3............................................        43.1             2.2%
4............................................        45.1             2.2%
5............................................        32.7             1.6%
                                                 --------           -----
                                                 $2,000.6           100.0%
                                                 ========           =====

     Grade 5 private finance investments at June 30, 2001, totaled $31.7 million, at value, or 1.6%, of the Company's total portfolio. Total Grade 4 and 5 assets as a percentage of the total portfolio at value at June 30, 2001 and December 31, 2000 and 1999 were 3.8%, 5.7% and 3.8%, respectively. The Company expects that a certain number of portfolio companies will be in the Grade 4 or 5 category from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect the Company's investment. The number of portfolio companies and related investment amount included in Grade 4 and 5 may fluctuate significantly from quarter to quarter as the Company helps these companies work through their problems. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company's investment, but records unrealized depreciation for the expected full amount of the potential loss when such exposure is identified.

     At June 30, 2001, delinquencies in the underlying collateral pool for the Company's CMBS portfolio were 0.35%. The yield used to accrue interest on this portfolio assumes a 1% loss rate on the entire underlying collateral mortgage pool, and as of June 30, 2001, no losses have been realized.

     For the total investment portfolio, loans greater than 120 days delinquent were $63.5 million at value at June 30, 2001, or 3.2% of the total portfolio. Included in this category are loans valued at $10.9 million that are fully secured by real estate. Loans greater than 120 days delinquent generally do not accrue interest. Loans greater than 120 days delinquent at December 31, 2000 were $56.4 million at value, or 3.2% of the total portfolio, which included $13.3 million that were fully secured by real estate. As a provider of long-term privately negotiated investment capital, it is not atypical to defer payment of principal or interest from time to time. As a result, the amount of the portfolio that is greater than 120 days delinquent may vary from quarter to quarter. The terms of the private finance agreements frequently provide an opportunity for portfolio companies to restructure their debt and equity capital. During such restructuring, the Company may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for our shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. The Company also prices its investments for a total return including current interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 120 days delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. The Company's portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets).

     The Company has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As long as the Company qualifies as a RIC, the Company is not taxed on its investment company taxable income or realized capital gains, to the extent that such income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions may differ from NIA for the fiscal year due to timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

     In order to maintain its RIC status, the Company must, in general, (1) continue to qualify as a BDC; (2) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet investment diversification requirements as defined in the Code; and (4) distribute annually to shareholders at least 90% of its investment company taxable income as defined in the Code. The Company intends to take all steps necessary to continue to meet the RIC qualifications. However, there can be no assurance that the Company will continue to qualify for such treatment in future years.

     The weighted average common shares outstanding used to compute basic earnings per share were 87.4 million and 68.1 million for the six months ended June 30, 2001 and 2000, respectively. The increases in the weighted average shares reflect the issuance of new shares and the issuance of shares pursuant to a dividend reinvestment plan.

     All per share amounts included in management's discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 89.0 million and 68.2 million for the six months ended June 30, 2001 and 2000, respectively.

RESULTS OF OPERATIONS

COMPARISON OF THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

     The following table summarizes Allied Capital's operating results for the years ended December 31, 2000, 1999 and 1998:

                                                                        PERCENT                                    PERCENT
                                         2000       1999      CHANGE    CHANGE      1999       1998      CHANGE    CHANGE
                                       --------   --------   --------   -------   --------   --------   --------   -------
                                                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
INTEREST AND RELATED PORTFOLIO INCOME
  Interest and dividends.............  $182,307   $121,112   $61,195       51%    $121,112   $80,281    $40,831       51%
  Premiums from loan dispositions....    16,138     14,284     1,854       13%      14,284     5,949      8,335      140%
  Post-Merger gain on securitization
    of commercial mortgage loans.....        --         --        --        0%          --    14,812    (14,812)    (100%)
  Fees and other income..............    13,144      5,744     7,400      129%       5,744     5,696         48        1%
                                       --------   --------   -------     -----    --------   -------    -------     -----
        Total interest and related
          portfolio income...........   211,589    141,140    70,449       50%     141,140   106,738     34,402       32%
                                       --------   --------   -------     -----    --------   -------    -------     -----
EXPENSES
  Interest...........................    57,412     34,860    22,552       65%      34,860    20,694     14,166       68%
  Employee...........................    19,842     16,136     3,706       23%      16,136    11,829      4,307       36%
  Administrative.....................    15,435     12,350     3,085       25%      12,350    11,921        429        4%
                                       --------   --------   -------     -----    --------   -------    -------     -----
        Total operating expenses.....    92,689     63,346    29,343       46%      63,346    44,444     18,902       43%
                                       --------   --------   -------     -----    --------   -------    -------     -----
  Formula and cut-off awards.........     6,183      6,753      (570)      (8%)      6,753     7,049       (296)      (4%)
                                       --------   --------   -------     -----    --------   -------    -------     -----
        Net operating income before
          net realized and unrealized
          gains......................   112,717     71,041    41,676       59%      71,041    55,245     15,796       29%
                                       --------   --------   -------     -----    --------   -------    -------     -----
NET REALIZED AND UNREALIZED GAINS
  Net realized gains.................    15,523     25,391    (9,868)     (39%)     25,391    22,541      2,850       13%
  Net unrealized gains...............    14,861      2,138    12,723      595%       2,138     1,079      1,059       98%
                                       --------   --------   -------     -----    --------   -------    -------     -----
        Total net realized and
          unrealized gains...........    30,384     27,529     2,855       10%      27,529    23,620      3,909       17%
                                       --------   --------   -------     -----    --------   -------    -------     -----
Income before income taxes...........   143,101     98,570    44,531       45%      98,570    78,865     19,705       25%
Income tax expense...................        --         --        --        0%          --       787       (787)    (100%)
                                       --------   --------   -------     -----    --------   -------    -------     -----
Net increase in net assets resulting
  from operations....................  $143,101   $ 98,570   $44,531       45%    $ 98,570   $78,078    $20,492       26%
                                       ========   ========   =======     =====    ========   =======    =======     =====
Diluted net operating income per
  share..............................  $   1.53   $   1.18   $  0.35       30%    $   1.18   $  1.06    $  0.12       11%
                                       ========   ========   =======     =====    ========   =======    =======     =====
Diluted earnings per share...........  $   1.94   $   1.64   $  0.30       18%    $   1.64   $  1.50    $  0.14        9%
                                       ========   ========   =======     =====    ========   =======    =======     =====
Weighted average shares outstanding -
  diluted............................    73,472     60,044    13,428       22%      60,044    51,974      8,070       16%

     Net increase in net assets resulting from operations (NIA) results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses.

     Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes premiums from loan dispositions, prepayment premiums, and investment advisory fees and other income.

                                                  2000     1999     1998
                                                 ------   ------   ------
                                                 (IN MILLIONS, EXCEPT PER
                                                      SHARE AMOUNTS)
Total Interest and Related Portfolio Income....  $211.6   $141.1   $106.7
Per share......................................  $ 2.88   $ 2.35   $ 2.05

     The increase in interest income earned results primarily from continued growth of the Company's investment portfolio and the Company's focus on increasing its overall portfolio yield. The Company's investment portfolio, excluding non-interest bearing equity interests in portfolio companies, increased by 29% to $1,471.8 million at December 31, 2000 from $1,141.2 million at December 31, 1999, and increased by 51% during 1999 from $757.7 million at December 31, 1998. The weighted average yield on the interest bearing investments in the portfolio at December 31, 2000, 1999 and 1998 was as follows:

                                                  2000    1999    1998
                                                  -----   -----   -----
Private Finance.................................  14.6%   14.2%   14.6%
Commercial Real Estate Finance..................  13.1%   12.3%   10.4%
Small Business Finance..........................     --   11.5%   11.2%
Total Portfolio.................................  14.1%   13.0%   12.5%

     Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $13.3 million, $10.5 million and $3.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. This premium income results primarily from the premium paid by purchasers of loans originated through Allied Capital Express, less the origination commissions associated with the loans sold. In addition to selling the guaranteed portion of the SBA 7(a) loans, in 1999 the Company began to sell 90% of the unguaranteed portion of SBA 7(a) loans through a structured finance agreement with a commercial paper conduit. The 176% increase in premiums from loan sales in 1999 is primarily the result of a significant increase in the sale of the guaranteed SBA 7(a) loans and unguaranteed portions of SBA 7(a) loans. SBA 7(a) loan sales were $101.0 million, $93.7 million and $37.0 million for the years ended December 31, 2000, 1999 and 1998, respectively. Upon the merger of the Allied Capital Express operations into BLX, the premium from loan sales earned historically is intended to be replaced with interest income earned by the Company from its subordinated debt investment in BLX as well as fees earned from its management contract with BLX.

     Prepayment premiums were $2.8 million, $3.8 million and $2.2 million for the years ended December 31, 2000, 1999 and 1998, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for the Company's borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available. Therefore, the Company generally structures its loans to require a prepayment premium for the first three to five years of the loan.

     Total interest and related portfolio income for 1998 includes a one-time gain on sale of $14.8 million resulting from a commercial mortgage loan securitization transaction that was completed in January 1998. Excluding the 1998 gain on sale, total interest and related portfolio income increased for the year ended December 31, 1999 by 53% as compared to the year ended December 31, 1998. The proceeds of $238.4 million from this transaction were used to repay outstanding debt.

     Operating expenses include interest, employee and administrative expenses. The Company's single largest expense is interest on indebtedness. The fluctuations in interest expense during 2000, 1999 and 1998 are attributable to changes in the level of borrowings by the Company and its subsidiaries under various notes payable and debentures and revolving credit facilities. The Company's borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

                                                  2000     1999     1998
                                                 ------   ------   ------
                                                     ($ IN MILLIONS)
Total Outstanding Debt.........................  $786.6   $592.9   $334.4
Average Outstanding Debt.......................  $707.4   $461.5   $261.3
Weighted Average Cost..........................     8.3%     7.9%     7.5%
BDC Asset Coverage*............................     245%     228%     273%

-------------------------
* As a BDC, the Company is generally required to maintain a ratio of 200% of total assets to total borrowings.

     Employee expenses include salaries and employee benefits. The increase in salaries and employee benefits for the periods presented reflects the increase in total employees, combined with wage increases and the experience level of employees hired. Total employees were 97, 129 and 106 at December 31, 2000, 1999 and 1998, respectively. As part of the recapitalization of Allied Capital Express discussed above, 37 employees of the Company were transferred to the portfolio company at the end of 2000. Expenses related to these employees are reflected in employee expense for the year.

     Administrative expenses include the leases for the Company's headquarters in Washington, DC and its regional offices, travel costs, stock record expenses, directors' fees, legal and accounting fees and various other expenses. For the years ended December 31, 2000, 1999 and 1998, employee and administrative costs as a percentage of total interest and related portfolio income less interest expense plus net realized and unrealized gains was 19%, 21% and 22%, respectively.

     The formula and cut-off awards totaled $6.2 million, $6.8 million and $7.0 million, or $0.08 per share, $0.11 per share and $0.14 per share, for the years ended December 31, 2000, 1999 and 1998, respectively.

     The formula award expense totaled $5.7 million, $6.2 million and $6.2 million for the years ended December 31, 2000, 1999 and 1998, respectively. The formula award was designed as an incentive compensation program that would replace canceled stock options that were canceled as a result of the Company's 1997 Merger and would balance share ownership among key officers. The formula award vested over a three-year period, on the anniversary date of the Merger, beginning on December 31, 1998.

     The cut-off award expense totaled $0.5 million, $0.6 million and $0.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. The cut-off award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The cut-off award will only be payable if the award recipient is employed by the Company on a future vesting date.

     Net realized gains resulted from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans, commercial mortgage loans and Purchased CMBS bonds, offset by losses on investments. Realized gains and losses and net unrealized gains for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                                    2000    1999    1998
                                                    -----   -----   -----
                                                        (IN MILLIONS)
Realized Gains....................................  $28.6   $31.5   $25.8
Realized Losses...................................  (13.1)   (6.1)   (3.3)
                                                    -----   -----   -----
Net Realized Gains................................  $15.5   $25.4   $22.5
                                                    =====   =====   =====
Net Unrealized Gains..............................  $14.9   $ 2.1   $ 1.1
                                                    =====   =====   =====

     Realized gains during 2000 resulted primarily from transactions involving eight investments -- Southwest PCS, L.P. ($11.5 million), Grant Television, Inc. ($5.4 million), CMBS bonds sold ($3.9 million), Julius Koch USA, Inc. ($1.7 million), Wilmar Industries, Inc. ($1.2 million), Hotelevision ($1.0 million), FTI Consulting, Inc. ($0.7 million) and Panera Bread Co. ($0.7 million). The Company reversed previously recorded unrealized appreciation of $7.5 million when these gains were realized in 2000. Realized gains in 1999 and 1998 resulted primarily from transactions involving 6 and 10 portfolio companies, and the Company reversed previously recorded unrealized appreciation of $14.6 million and $8.1 million, respectively, when these gains were realized.

     Realized losses in 2000, 1999 and 1998 represented 0.7%, 0.5% and 0.4% of the Company's total assets, respectively. Realized losses of $13.1 million during 2000 resulted primarily from two portfolio investments -- NETtel Communications, Inc. ($8.5 million) and Total Foam, Inc. ($1.3 million). The remaining losses consisted of several losses of less than $0.5 million each. Losses realized in 2000 had been recognized in NIA over time as unrealized depreciation when the Company determined that the respective portfolio security's value had become impaired. Thus, the Company reversed previously recorded unrealized depreciation totaling $12.0 million, $5.4 million and $3.6 million when the related losses were realized in 2000, 1999 and 1998, respectively.

     Net unrealized gains for 2000, 1999 and 1998 consisted of valuation changes resulting from the Board of Directors' valuation of the Company's assets and the effect of reversals of unrealized appreciation or depreciation resulting from realized gains or losses. At December 31, 2000, net unrealized appreciation in the portfolio totaled $19.4 million and was composed of unrealized appreciation of $49.1 million, resulting primarily from appreciated equity interests in portfolio investments, and unrealized depreciation of $29.7 million resulting primarily from underperforming loan and equity interests in the portfolio. At December 31, 1999 and 1998, net unrealized appreciation in the portfolio totaled $4.5 million and $2.4 million, respectively, and was composed of unrealized appreciation of $32.1 million and $27.3 million, and unrealized depreciation of $27.6 million and $24.9 million, respectively.

     The Company employs a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for investments for which some loss of principal is expected and the investment is written down to net realizable value.

     At December 31, 2000, the Company's portfolio was graded as follows:

                                               PORTFOLIO          PERCENTAGE OF
GRADE                                          AT VALUE          TOTAL PORTFOLIO
-----                                       ---------------      ---------------
                                            ($ IN MILLIONS)
1.........................................     $  208.3               11.7%
2.........................................      1,461.7               81.7%
3.........................................         15.4                0.9%
4.........................................         76.0                4.2%
5.........................................         26.6                1.5%
                                               --------              ------
                                               $1,788.0              100.0%
                                               ========              ======

     Included in Grade 4 and 5 investments are assets totaling $20.5 million and $10.6 million that are secured by commercial real estate at December 31, 2000 and 1999, respectively. Grade 5 private finance investments at December 31, 2000 and 1999 totaled $18.7 million and $12.6 million at value, or 1.0% and 1.0% of the Company's total portfolio, respectively. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company's investment, but records unrealized depreciation for the expected full amount of the potential loss when such exposure is identified.

     At December 31, 2000, delinquencies in the underlying collateral pool for the Company's CMBS portfolio were 0.38%. The yield used to accrue interest on this portfolio assumes a 1% loss rate on the entire underlying collateral mortgage pool.

     For the total investment portfolio, loans greater than 120 days delinquent were $56.4 million at value at December 31, 2000, or 3.2% of the total portfolio. Included in this category are loans valued at $13.3 million that are fully secured by commercial real estate. Loans greater than 120 days delinquent at December 31, 1999 were $18.6 million at value, or 1.5% of the total portfolio, which included $11.7 million that were fully secured by real estate. As a provider of long-term privately negotiated investment capital, it is not atypical to defer payment of principal or interest from time to time. As a result, the amount of the portfolio that is greater than 120 days delinquent may vary from quarter to quarter. The terms of the private finance agreements frequently provide an opportunity for portfolio companies to restructure their debt and equity capital. During such restructuring, the Company may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for our shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. The Company also prices its investments for a total return including current interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 120 days delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. The Company's portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets).

     The weighted average common shares outstanding used to compute basic earnings per share were 73.2 million, 59.9 million and 51.9 million for the years ended December 31, 2000, 1999 and 1998, respectively. The increases in the weighted average shares reflect the issuance of new shares and the issuance of shares pursuant to a dividend reinvestment plan.

     All per share amounts included in management's discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share, which were 73.5 million, 60.0 million and 52.0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

CASH AND CASH EQUIVALENTS

     At June 30, 2001, the Company had $3.4 million in cash and cash equivalents. The Company invests otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. The Company's objective is to manage to a low cash balance and fund new originations with its credit facilities.

DEBT

     The Company had outstanding debt at June 30, 2001 as follows:

                                                                               ANNUAL
                                                                              PORTFOLIO
                                                                               RETURN
                                                                   ANNUAL     TO COVER
                                     FACILITY       AMOUNT        INTEREST    INTEREST
                                      AMOUNT      OUTSTANDING     COST(1)    PAYMENTS(2)
          ($ IN MILLIONS)            --------   ---------------   --------   -----------
Notes payable and debentures:
  Unsecured long-term notes
    payable........................  $  544.0       $544.0          7.9%        2.1%
  SBA debentures...................     101.8         87.0          7.9%        0.3%
  Auction rate reset note..........      79.6         79.6          5.9%        0.2%
  OPIC loan........................       5.7          5.7          6.6%        0.0%
                                     --------       ------          ----        ----
         Total notes payable and
           debentures..............  $  731.1       $716.3          7.7%        2.6%
                                     --------       ------          ----        ----
Revolving credit facilities:
    Revolving line of credit.......     417.5        164.8          6.1%        0.5%
                                     --------       ------          ----        ----
         Total debt................  $1,148.6       $881.1          7.4%        3.1%
                                     ========       ======          ====        ====

-------------------------
(1) The annual interest cost includes the cost of commitment fees and other facility fees.
(2) The annual portfolio return to cover interest payments is calculated as the June 30, 2001 annualized cost of debt per class of financing divided by total assets at June 30, 2001.

     UNSECURED LONG-TERM NOTES PAYABLE. The Company has issued long-term debt to institutional lenders, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2003. The notes require payment of interest only semi-annually, and all principal is due upon maturity.

     SBA DEBENTURES. The Company, through its SBIC subsidiary, has debentures payable to the SBA with terms of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. The Company may currently borrow up to $101.8 million from the SBA under the SBIC program. At June 30, 2001, the Company has a commitment to borrow up to an additional $14.8 million above the amount outstanding from the SBA. The commitment expires on September 30, 2005.

     AUCTION RATE RESET NOTE. The Company has a $79.6 million Auction Rate Reset Senior Note Series A that matures on December 2, 2002 and bears interest at the three-month London Inter-Bank Offer Rate ("LIBOR") plus 1.75% which adjusts quarterly. Interest is due quarterly and the Company, at its option, may pay or defer and capitalize such interest payments. The amount outstanding on the note will increase as interest due is deferred and capitalized. As a means to repay the note, the Company has entered into an agreement to issue $79.6 million of debt, equity or other securities in one or more public or private transactions, or prepay the Auction Rate Reset Note, on or before August 31, 2002. If the note is prepaid, the Company will pay a fee equal to 0.5% of the aggregate amount of the note outstanding.

     REVOLVING LINE OF CREDIT. As of June 30, 2001, the Company has a two-year, $417.5 million unsecured revolving line of credit that expires in May 2002. This facility may be expanded up to $500 million. At the Company's option, the credit facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25% or
(ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The credit facility requires monthly payments of interest, and all principal is due upon maturity. On August 3, 2001, the Company amended this credit facility to have borrowing capacity of $467.5 million, which can be expanded up to $600 million, and extended the maturity to August 2003, with the right to extend the maturity for an additional one year at the Company's sole options, under substantially the same terms.

EQUITY CAPITAL AND DIVIDENDS

     The Company raises debt and equity capital for continued investment in its portfolio. Because the Company is a RIC, it distributes its income and requires external capital for growth. Because the Company is a BDC, it is limited in the amount of debt capital it may use to fund its growth, since it is generally required to maintain a ratio of 200% of total assets to total borrowings, or approximately 1 to 1 debt to equity capital ratio.

     To support its growth during the six months ended June 30, 2001, the Company raised $123.3 million in new equity capital primarily through the sale of shares from its shelf registration statement. The Company issues equity from time to time when it has a clear use of proceeds for attractive investment opportunities. Historically, this process has enabled the Company to raise equity on an accretive basis for existing shareholders. At June 30, 2001, total shareholders' equity had increased to $1.17 billion.

     The Company's Board reviews the dividend rate quarterly, and adjusts the quarterly dividend rate throughout the year as the Company's earnings momentum builds. For the first and second quarter of 2001, the Board declared a $0.49 and $0.50 per common share dividend, respectively. For the third quarter of 2001, the Board has declared a dividend of $0.51 per common share. Dividends are paid from the Company's taxable income.

     As a result of growth in ordinary taxable income combined with the increased size and diversity of the Company's portfolio and its projected future capital gains, the Company's Board of Directors will continue to evaluate whether to retain or distribute capital gains as they occur. The Company's dividend policy allows the Company to continue to distribute some capital gains, but will also allow the Company to retain gains that exceed a normal capital gains distribution level, and therefore avoid any unusual spike in dividends in any one year. The dividend policy also enables the Board to selectively retain gains to support future growth.

     The Company plans to maintain a strategy of financing its operations, dividend requirements and future investments with cash from operations, through borrowings under short- or long-term credit facilities or other debt securities, through asset sales, or through the sale or issuance of new equity capital. The Company maintains a matched-funding philosophy that focuses on matching the estimated maturities of its loan and investment portfolio to the estimated maturities of its borrowings. The Company will utilize its short-term credit facilities only as a means to bridge to long-term financing, which may result in temporary differences in the matching of estimated maturities. The Company evaluates its interest rate exposure on an ongoing basis. To the extent deemed necessary, the Company may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques. At June 30, 2001, the Company's debt to equity ratio was 0.75 to 1 and weighted average cost of funds was 7.4%. There are no significant maturities of long-term debt until 2003. The Company believes that it has access to capital sufficient to fund its ongoing investment and operating activities, and from which to pay dividends.

                               SENIOR SECURITIES

     Information about our senior securities is shown in the following tables as of the fiscal year ended December 31, unless otherwise noted. The "--" indicates information which the Commission expressly does not require to be disclosed for certain types of senior securities.

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------

UNSECURED LONG-TERM NOTES
  PAYABLE
1991........................  $          0      $    0          $--            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................             0           0           --            N/A
1997........................             0           0           --            N/A
1998........................   180,000,000       2,734           --            N/A
1999........................   419,000,000       2,283           --            N/A
2000........................   544,000,000       2,445           --            N/A
2001 (as of June 30,
  unaudited)................   544,000,000       2,468           --            N/A

SBA DEBENTURES(5)
1991........................  $ 49,800,000      $3,834          $--            N/A
1992........................    49,800,000       5,789           --            N/A
1993........................    49,800,000       6,013           --            N/A
1994........................    54,800,000       3,695           --            N/A
1995........................    61,300,000       2,868           --            N/A
1996........................    61,300,000       2,485           --            N/A
1997........................    54,300,000       2,215           --            N/A
1998........................    47,650,000       2,734           --            N/A
1999........................    62,650,000       2,283           --            N/A
2000........................    78,350,000       2,445           --            N/A
2001 (as of June 30,
  unaudited)................    87,000,000       2,468           --            N/A

AUCTION RATE RESET NOTE
1991........................  $          0      $    0          $--            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................             0           0           --            N/A
1997........................             0           0           --            N/A
1998........................             0           0           --            N/A
1999........................             0           0           --            N/A
2000........................    76,598,000       2,445           --            N/A
2001 (as of June 30,
  unaudited)................    79,614,000       2,468           --            N/A

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
OVERSEAS PRIVATE INVESTMENT
CORPORATION LOAN
1991........................  $          0      $    0          $--            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................     8,700,000       2,485           --            N/A
1997........................     8,700,000       2,215           --            N/A
1998........................     5,700,000       2,734           --            N/A
1999........................     5,700,000       2,283           --            N/A
2000........................     5,700,000       2,445           --            N/A
2001 (as of June 30,
  unaudited)................     5,700,000       2,468           --            N/A

REVOLVING LINES OF CREDIT
1991........................  $          0      $    0          $--            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................    32,226,000       3,695           --            N/A
1995........................    20,414,000       2,868           --            N/A
1996........................    45,099,000       2,485           --            N/A
1997........................    38,842,000       2,215           --            N/A
1998........................    95,000,000       2,734           --            N/A
1999........................    82,000,000       2,283           --            N/A
2000........................    82,000,000       2,445           --            N/A
2001 (as of June 30,
  unaudited)................   164,750,000       2,468           --            N/A

MASTER REPURCHASE AGREEMENT
  AND MASTER LOAN AND
  SECURITY AGREEMENT
1991........................  $          0      $    0          $--            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................    23,210,000       3,695           --            N/A
1995........................             0           0           --            N/A
1996........................    85,775,000       2,485           --            N/A
1997........................   225,821,000       2,215           --            N/A
1998........................     6,000,000       2,734           --            N/A
1999........................    23,500,000       2,283           --            N/A
2000........................             0           0           --            N/A
2001 (as of June 30,
  unaudited)................             0           0           --            N/A

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
SENIOR NOTE PAYABLE(6)
1991........................  $          0      $    0          $--            N/A
1992........................    20,000,000       5,789           --            N/A
1993........................    20,000,000       6,013           --            N/A
1994........................    20,000,000       3,695           --            N/A
1995........................    20,000,000       2,868           --            N/A
1996........................    20,000,000       2,485           --            N/A
1997........................    20,000,000       2,215           --            N/A
1998........................             0           0           --            N/A
1999........................             0           0           --            N/A
2000........................             0           0           --            N/A
2001 (as of June 30,
  unaudited)................             0           0           --            N/A

BONDS PAYABLE
1991........................  $          0      $    0          $--            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................    98,625,000       2,868           --            N/A
1996........................    54,123,000       2,485           --            N/A
1997........................             0           0           --            N/A
1998........................             0           0           --            N/A
1999........................             0           0           --            N/A
2000........................             0           0           --            N/A
2001 (as of June 30,
  unaudited)................             0           0           --            N/A

REVERSE REPURCHASE AGREEMENTS(7)
1991........................  $  2,761,000      $3,834          $--            N/A
1992........................             0           0           --            N/A
1993........................             0           0           --            N/A
1994........................             0           0           --            N/A
1995........................             0           0           --            N/A
1996........................             0           0           --            N/A
1997........................             0           0           --            N/A
1998........................             0           0           --            N/A
1999........................             0           0           --            N/A
2000........................             0           0           --            N/A
2001 (as of June 30,
  unaudited)................             0           0           --            N/A

                              TOTAL AMOUNT
                               OUTSTANDING                  INVOLUNTARY
                              EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
       CLASS AND YEAR         SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
       --------------         -------------   -----------   -----------   --------------
REDEEMABLE CUMULATIVE PREFERRED
STOCK(5)
1991........................  $  1,000,000      $  338        $ 100            N/A
1992........................     1,000,000         526          100            N/A
1993........................     1,000,000         546          100            N/A
1994........................     1,000,000         351          100            N/A
1995........................     1,000,000         277          100            N/A
1996........................     1,000,000         242          100            N/A
1997........................     1,000,000         217          100            N/A
1998........................     1,000,000         267          100            N/A
1999........................     1,000,000         225          100            N/A
2000........................     1,000,000         242          100            N/A
2001 (as of June 30,
  unaudited)................     1,000,000         245          100            N/A

NON-REDEEMABLE CUMULATIVE PREFERRED
  STOCK(5)
1991........................  $  6,000,000      $  338        $ 100            N/A
1992........................     6,000,000         526          100            N/A
1993........................     6,000,000         546          100            N/A
1994........................     6,000,000         351          100            N/A
1995........................     6,000,000         277          100            N/A
1996........................     6,000,000         242          100            N/A
1997........................     6,000,000         217          100            N/A
1998........................     6,000,000         267          100            N/A
1999........................     6,000,000         225          100            N/A
2000........................     6,000,000         242          100            N/A
2001 (as of June 30,
  unaudited)................     6,000,000         245          100            N/A

-------------------------

(1) Total amount of each class of senior securities outstanding at the end of the period presented.

(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as the Company's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4) Not applicable, as senior securities are not registered for public trading.

(5) Issued by the Company's SBIC subsidiary to the SBA. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See "Certain Government Regulations -- SBA Regulations."

(6) The Company was the obligor on $15 million of the senior notes. The Company's SBIC subsidiary was the obligor on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

(7) U.S. government agency guaranteed loans sold under agreements to repurchase. The Company was advised by the Staff of the Commission that these reverse repurchase agreements were not considered a class of senior security representing indebtedness and thus were not subject to the asset coverage requirements of the 1940 Act.

                                    BUSINESS

     As a business development company, we provide private investment capital to private companies and undervalued public companies in a variety of different industries and in diverse geographic locations throughout the United States. We have been investing in growing businesses for over 40 years and have financed thousands of private companies nationwide. Today, our investment activity is focused in two areas:

     - Private finance and

     - Commercial real estate finance, primarily the purchase of CMBS.

     Our investment portfolio consists primarily of long-term unsecured loans with equity features, commercial mortgage-backed securities, and commercial mortgage loans. At June 30, 2001, our investment portfolio totaled $2.0 billion. The Company's investment objective is to achieve current income and capital gains.

PRIVATE FINANCE

     We provide long-term debt and equity financing to private companies nationwide. Our core private finance activities target a market niche between the senior debt financing provided by traditional lenders, such as banks, commercial finance companies and insurance companies, and the equity capital provided by private equity investors. These types of investments are commonly referred to as mezzanine investments.

     Our private financing is generally used to fund growth, buyouts, note purchases, acquisitions, recapitalizations, and bridge financings. We generally invest in private companies though, from time to time, we may invest in undervalued public companies that lack access to public capital and whose securities may not be marginable. We target two types of companies when seeking new investments. The first type of company we seek is a market leader in a stable industry that has demonstrated over many years of operations that it can successfully achieve its business plan and thereby achieve our investment objective. The second type of company we seek is an emerging company in a growing industry that is positioned for significant growth. We have spent over 40 years refining our highly selective investment discipline, which is founded on seeking portfolio companies having key characteristics and targeting specific industries.

     We originate mezzanine investments generally ranging in size from $5 million to $35 million. Our private finance mezzanine investments are generally structured as an unsecured, subordinated loan that carries a relatively high fixed interest rate (generally 12% to 18%), with interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of five to ten years. Approximately 98% of the investments in the private finance portfolio have fixed rates of interest. Our private finance mezzanine investments typically include equity features, such as warrants or options to buy a minority interest in the portfolio company. We also make preferred and common equity investments, particularly when we see unique opportunities to profit from the growth of an emerging company. At June 30, 2001, 74% of the private finance portfolio consisted of debt securities, and 26% consisted of equity securities. Our nationwide private finance portfolio includes investments in a wide variety of industries, including business services, consumer products, education, light industrial products, broadcasting and cable, and financial services.

     Capital providers for the finance of private companies can be generally categorized as shown in the diagram below:

CAPITAL PROVIDER       Banks         Commercial    Insurance     Allied        Private       Private
                                     Finance       Companies/    Capital       Mezzanine     Equity
                                     Companies     High Yield                  Funds         Funds
                                                   Market
-----------------------------------------------------------------------------------------------------
PRIMARY                Senior,       Asset-based   Large         Unsecured     Unsecured     Equity
BUSINESS               short-term    lending       >$30 million  long-term     long-term
FOCUS                  debt                        credits       debt with     debt with
                                                                 equity        equity
                                                                 upside        upside

                                                                 Preferred     Preferred
                                                                 and common    and common
                                                                 equity        equity
-----------------------------------------------------------------------------------------------------
TYPICAL PRICING        LIBOR+        [graphic of arrow stretching between 'LIBOR+' and       30%+
SPECTRUM*                            '30%+']

---------------
* Based on market experience of our marketing and investment professionals.

     Banks are primarily focused on providing senior secured and unsecured short-term debt. They typically do not provide meaningful long-term unsecured loans. Commercial finance companies are primarily focused on providing senior secured long-term debt. The private insurance company and high-yield debt markets are focused primarily on very large financing transactions, typically in excess of the financings we do. We generally do not compete with banks, commercial finance companies, or the insurance company/high yield market. Instead, we compete directly with the private mezzanine sector of the private equity market. Private mezzanine funds are also focused on providing unsecured long-term debt to private companies for the types of transactions discussed above. We believe that we have key structural and operational advantages when compared to private mezzanine funds.

     Our scale of operations, equity capital base, and successful track record as a private finance investor has enabled us to borrow long-term capital to leverage our returns on our common equity. Therefore, our access to debt capital reduces our total cost of capital. In many cases, a private mezzanine fund is unable to access the debt capital markets, and therefore must achieve an unleveraged equity return for their investors. Our lower cost of capital gives us a pricing advantage when competing for new investments. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our portfolio companies than a traditional mezzanine fund, which typically has a finite life.

     We estimate that we fund approximately 2% of all the private finance investments that we review. When assessing a prospective investment, we look for a company that has achieved, or has the potential to achieve, market leadership in a niche, critical mass and longevity, and a sustainable cash flow. We also look for companies that, because of their industry and business plan, can demonstrate minimal vulnerability to changes in economic cycles. Since our debt securities are primarily unsecured in nature, we look for companies in industries that are less cyclical, cash flow intensive, and can demonstrate a high return on their invested capital. We generally do not target companies in industries where businesses tend to be vulnerable to changes in economic cycles, are capital intensive, and have low returns on their invested capital. We generally target and do not target the following industries, though we will consider investments in any industry if the prospective company demonstrates unique characteristics that make it an attractive investment opportunity:

                              INDUSTRIES TARGETED
                       LESS CYCLICAL/CASH FLOW INTENSIVE/
                             HIGH RETURN ON CAPITAL
                    ---------------------------------------
    Business services
    Education
    Consumer products
    Light industrial products
    Broadcasting

                            INDUSTRIES NOT TARGETED
                          CYCLICAL/CAPITAL INTENSIVE/
                             LOW RETURN ON CAPITAL
                    ---------------------------------------
         Heavy manufacturing
         Natural resources
         Commodity retail
         Low value-add distribution
         Agriculture
         Transportation
         Construction

     Another critical element of our investment discipline is to invest in companies with a significant equity capital base, and a strong private equity sponsor. For example, in 2000, 75% of our core private mezzanine financings were completed in conjunction with private equity firms, which provided capital that is junior to ours. We believe strong equity sponsorship significantly strengthens our position as a long-term lender. A strong equity sponsor provides not only strong equity capital beneath our investment, but also provides a reliable source of additional equity capital if the portfolio company requires additional financing. Private equity sponsors also help us confirm our own due diligence findings when assessing a new investment opportunity, and they provide assistance and leadership to the portfolio company's management team throughout our investment period.

     We target a total return of 18% to 25% for our private finance mezzanine investments. The typical private finance mezzanine structure focuses, first and foremost, on the protection of our investment principal. Our debt instruments generally provide for a contractual interest rate ranging from 12% to 18%, which provides current interest income. The debt instruments also have restrictive covenants that protect our interests in the transaction. The warrants we receive with our debt securities generally require only a minimal cost to exercise, and thus as the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We seek to achieve additional investment returns of up to 10% from the appreciation and sale of our warrants.

     Generally, our warrants expire five years after the related debt is repaid. The warrants typically include registration rights, which allow us to sell the securities if the portfolio company completes a public offering. In most cases, the warrants also have a put option that requires that the borrower repurchase our equity position after a specified period of time at a formula price or at its fair market value. Most of the gains we realize from our warrant portfolio arise as a result of the sale of the portfolio company to another business, or through a recapitalization. Historically, we have not been dependent on the public equity markets for the sale of our warrant positions. With respect to preferred or common equity investments, we target an investment return of 25% to 40%.

     In addition to our primary core private finance mezzanine investment activities, from time-to-time we may acquire more than 50% of the common stock of a company in a control buyout transaction. In addition to our common equity investment, we may also provide additional capital to the controlled portfolio company in the form of senior loans, subordinated debt or preferred stock. The types of companies that we would acquire through a control buyout transaction are the same types of companies that we would invest in through our core mezzanine investment activities. In particular, we may see opportunities to acquire illiquid public companies and take them private. We intend to be selective about the companies in which we would acquire a controlling interest to ensure that we maintain a diversified portfolio with respect to industry types and geographic locations.

     We generally structure our control investments such that we receive a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and/or common stock, and/or a management/consulting fee to compensate us for the managerial assistance that we provide to a controlled portfolio company. For these types of investments, we target a current return of 12% to 17%. In addition to the current return, we target an overall investment return on control investments of 25% to 40%.

     When we acquire a controlling interest in a company, we may have the opportunity to acquire the company's equity with Allied Capital's common stock. The issuance of our stock as consideration provides us with the benefit of raising equity without having to access the public markets in an underwritten offering, including the added benefit of the elimination of any underwriter commissions.

     As a BDC, we make managerial assistance available to the portfolio companies in which we invest. Therefore, in addition to the interest, dividend and management fee income received from our private finance investments, we may charge consulting, structuring or syndication fees to our portfolio companies in return for the financial and managerial services that we provide related to our borrowers' debt and equity capital needs.

     We hold a portion of our private finance investments in a wholly owned subsidiary, Allied Investment Corporation. Allied Investment is a BDC and is licensed and regulated by the Small Business Administration to operate as a small business investment company ("SBIC"). See "Certain Government Regulations" below for further information about SBIC regulation.

     In addition to funding private finance investments as described above, since the second quarter of 2000 we have made commitments to invest in select private equity funds. In addition to the return we expect to achieve from these investments, we believe we can achieve strategic benefits from these funds, including technology expertise from private finance portfolio companies, co-investment opportunities and increased dealflow. We may make additional commitments to other such funds, but expect our total investment in this area to remain a small percentage of our total portfolio.

COMMERCIAL REAL ESTATE FINANCE

     COMMERCIAL MORTGAGE LOANS. We have been a commercial real estate lender for many years, and maintain a small whole commercial mortgage loan portfolio. During 1998, we significantly reduced our middle-market commercial real estate lending activities, because we believed that the market was under-pricing commercial real estate loans, and that the returns on senior commercial real estate loans were below a level that would result in a fair return on equity for our shareholders.

     Since 1999, we have been liquidating a significant portion of our whole commercial mortgage loan portfolio. We believe that we can redeploy the proceeds into higher yielding investments. We continue to derive income from the interest charged on the whole commercial mortgage loan portfolio through contractual interest and amortization of discounts.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. The same pricing pressures that caused us to reduce our origination of commercial mortgage loans in 1998 created significant liquidity problems for many other real estate lenders who had remained active lenders as pricing declined throughout 1998. In the fourth quarter of 1998, many of these lenders experienced severe liquidity constraints that caused them to exit the commercial mortgage-backed securities market. This liquidity turmoil in the real estate capital markets created a unique opportunity for us to acquire newly issued, non-investment grade commercial mortgage-backed securities ("Purchased CMBS") at significant discounts from the face amount of the bonds and at attractive yields.

     As an investor, we believe that Purchased CMBS has attractive risk/return characteristics. The Purchased CMBS in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., "AAA" through "BBB"), and are sometimes referred to as "junk bonds." Unlike most "junk bonds," which are typically unsecured debt instruments, the non-investment grade Purchased CMBS in which we invest are secured by mortgage loans with real estate collateral. Our Purchased CMBS are fully collateralized by senior mortgage loans on commercial real estate properties where the loans are, on average, supported by a 30% equity investment. We acquire our Purchased CMBS on the initial issuance of the CMBS bond offering, and are able to underwrite and negotiate to purchase the securities at a significant discount from their face amount, generally resulting in an estimated yield to maturity ranging from 13% to 16%. Our negotiated discount and estimated yield to maturity assumes a 1% loss rate on the entire underlying commercial mortgage loan collateral pool, which takes into consideration certain business and economic uncertainties and contingencies. We find the yields for Purchased CMBS very attractive given their collateral protection.

     We believe this risk/return dynamic exists in this market today because there are significant barriers to entry for a non-investment grade CMBS investor. First, non-investment grade CMBS are long-term investments and require long-term investment capital. Our capital structure, which is in excess of 50% equity capital, is well suited for this asset class. Second, when we purchase CMBS in an initial issuance, we re-underwrite every mortgage loan in the underlying collateral pool, and we meet with the issuer to discuss the nature and type of loans we will accept into the pool. We have significant commercial mortgage loan underwriting expertise, both in terms of the number of professionals we employ and the depth of their commercial real estate experience. Access to this type of expertise is another barrier to entry into this market.

     As a non-investment grade CMBS investor, we recognize that non-investment grade securities have a higher degree of risk than do investment grade bonds. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. They tend to be less liquid, may have a higher risk of default, and may be more difficult to value. We invest in non-investment grade CMBS represented by the "BB" to non-rated tranches of a CMBS issuance. Due to the underlying structure of the CMBS issuances, our CMBS tranches receive principal payments only after the securities that are senior to our securities are repaid. Thus, if losses are incurred in the underlying mortgage loan collateral pool, we would experience these losses.

     To mitigate this risk, we perform extensive due diligence prior to an investment in Purchased CMBS. When we evaluate a CMBS investment, we use the same underwriting procedures and criteria for the mortgage loans in the collateral pool as we do for all of the loans we originate. These underwriting procedures and criteria are described in detail below. We will only invest in CMBS when we believe, as a result of our underwriting procedures, that the underlying mortgage pool adequately secures our position. Our portfolio of CMBS is secured by approximately 3,000 commercial real estate properties located in diverse geographic locations across the United States in a wide variety of property types, including retail, multi-family housing, office, and hospitality. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" for a summary of the loan to value ratios and debt service coverage ratios of the mortgage loans securing our Purchased CMBS investments.

     Our Purchased CMBS activity complements our private finance activity because it provides a steady stream of recurring interest income. In addition, given our depth of our commercial real estate experience and the extensive due diligence that we perform prior to an investment in Purchased CMBS, we may receive structuring and diligence fees upon the purchase of CMBS bonds. These fees are separately negotiated for each transaction. In order to maintain a balanced investment portfolio, we expect to limit our Purchased CMBS activity to approximately 20% to 25% of total assets.

SMALL BUSINESS FINANCE

     On December 31, 2000, Allied Capital and BLC Financial Services, Inc. ("BLC") completed a merger whereby Allied Capital acquired BLC. The effect of the merger was to create an independently managed, private portfolio company of Allied Capital to focus exclusively on small business lending, including the origination of SBA 7(a) loans. BLC changed its name to Business Loan Express, Inc. ("BLX").

     As part of this transaction, on December 28, 2000, we recapitalized our wholly owned small business lending subsidiary, Allied Capital SBLC Corporation, as an independently managed private portfolio company. Allied SBLC established a separate board of directors, and the employees and operations attributed to Allied Capital Express, including the online loan origination technology, were transferred to Allied SBLC. We restructured previous intercompany debt owed to us by Allied SBLC at the time of the recapitalization as $74.5 million in subordinated debt now owed by the new portfolio company. Allied SBLC was subsequently merged into BLX and we received $25.1 million in BLX preferred stock in exchange for our equity in Allied SBLC.

     BLX is currently financed with a combination of senior and subordinated debt, and preferred and common equity. Allied Capital, directly and indirectly, owns 94.9% of BLX. Allied Capital's investment in BLX is expected to generate interest income, dividends and fee income. In addition, we believe there is opportunity to add value to the new portfolio company and to position the investment for a future capital gain. The Company has entered into a management contract with BLX to provide management services, including certain technology and transition services. Our investment in BLX is included in our private finance portfolio.

     BLX is a non-bank small business lender licensed as a participant in the SBA 7(a) Guaranteed Loan Program. BLX has a total of 31 offices nationwide, and SBA Preferred Lender status in 66 markets. BLX believes it will be a technology leader in online small business loan origination, and will have significant online loan origination relationships as well as solid core broker relationships in the small business community. BLX is licensed by the SBA as a Small Business Lending Company ("SBLC"), and therefore, changes in the laws or regulations that govern SBLCs could have a material impact on BLX or its operations.

INVESTMENT ADVISORY SERVICES

     We are a registered investment adviser, pursuant to the Investment Advisers Act of 1940, and have an investment advisory agreement to manage a private investment fund. The revenue generated from this agreement is not material to the Company's operations.

LOAN SOURCING

     Over the last two years, we have significantly increased the scope of our sales and marketing activity by opening new regional offices and increasing our sales and marketing staff. To source new investment opportunities, we work with thousands of investors, lenders and intermediaries including:

     - private mezzanine and equity investors;

     - investment banks;

     - business and mortgage brokers;

     - national retail financial services companies; and

     - banks, law firms and accountants.

     We believe that our experience and reputation provide a competitive advantage in originating new investments. We have established an extensive network of investment referral relationships over our history. We are recognized as a pioneer in the private finance industry, and have developed a reputation in the commercial real estate finance market for our ability to finance complex transactions.

INVESTMENT APPROVAL AND UNDERWRITING PROCEDURES

     In assessing new investment opportunities, we maintain conservative credit standards based on our underwriting guidelines, a thorough due diligence process, and a centralized credit approval process requiring committee review, all of which are described below. The combination of conservative underwriting standards and our credit-oriented culture has resulted in a record of minimal realized losses.

     PRIVATE FINANCE. We generally require that the companies in which we invest demonstrate strong market position, sales growth, positive cash flow, and profitability, as discussed above. We emphasize the quality of management, and seek experienced entrepreneurs with a management track record, relevant industry experience and a significant equity stake in the business. In a typical private financing, we thoroughly review, analyze and substantiate, through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, often with assistance of an accounting firm; perform operational due diligence, often with the assistance of an industry consultant; study the industry and competitive landscape; and conduct numerous reference checks with current and former employees, customers, suppliers and competitors.

The typical private finance transaction requires two to three months of diligence and structuring before funding occurs.

     Private finance transactions are approved by an investment committee consisting of our most senior private finance professionals and chaired by our Chairman and Chief Executive Officer. The private finance approval process benefits from the experience of the investment committee members and from the experience of our other investment professionals who together with the committee members, on average, have over twelve years of professional experience. For every transaction of $10 million or greater, we also require approval from the Executive Committee of the Board of Directors in addition to the investment committee approval. Even after all such approvals are received, due diligence must be successfully completed with final investment committee approval before funds are disbursed to a new portfolio company.

     PURCHASED CMBS. We receive extensive packages of information regarding the mortgage loans comprising a CMBS pool. We work with the issuer, the investment bank, and the rating agencies in performing our diligence on a CMBS purchase. The typical CMBS purchase takes between two to three months to complete because of the breadth and depth of our diligence procedures. We re-underwrite all of the underlying commercial mortgage loans securing the CMBS. We challenge the estimate of underwriteable cash flow and challenge necessary carve-outs, such as replacement reserves. We study the trends of the industry and geographic location of each property, and independently assess our own estimate of the anticipated cash flow over the period of the loan. Our loan officers physically inspect most of the collateral properties, and assess appraised values based on our own opinion of comparable market values.

     Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the pool. We then formulate our negotiated purchase price and discount to achieve an effective yield on our investment over a ten-year period to approximate 13% to 16%. In computing this estimated yield, we assume a 1% loss rate on the entire underlying mortgage pool.

     CMBS transactions are approved by an investment committee and, because of their size, every CMBS transaction is reviewed and approved by the Executive Committee of the Board of Directors. The investment committee for CMBS transactions consists of our most senior commercial real estate professionals and is chaired by our Chairman and Chief Executive Officer.

PORTFOLIO MANAGEMENT

     PORTFOLIO DIVERSITY. We monitor the portfolio to maintain both industry and geographic diversity. We currently do not have a policy with respect to "concentrating" (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

     LOAN SERVICING. Our loan servicing staff is responsible for routine loan servicing, which includes:

     - delinquency monitoring;

     - payment processing;

     - borrower inquiries;

     - escrow analysis and processing;

     - third-party reporting; and

     - insurance and tax administration.

     In addition, our staff is responsible for special servicing activities including delinquency monitoring and collection, workout administration and management of foreclosed assets.

PORTFOLIO MONITORING AND VALUATION

     We use a grading system in order to help us monitor the credit quality of our portfolio and the potential for capital gains. The grading system assigns grades to investments from 1 to 5, and the portfolio was graded at June 30, 2001 as follows:

                                                                                PERCENTAGE
                                                                PORTFOLIO AT     OF TOTAL
GRADE                        DESCRIPTION                            VALUE       PORTFOLIO
-----                        -----------                        -------------   ----------
                                                                (IN MILLIONS)
  1     Probable capital gain                                     $  449.7         22.5%
  2     Performing security                                        1,430.0         71.5%
        Close monitoring -- no loss of principal or interest
  3     expected                                                      43.1          2.2%
  4     Workout -- Some loss of interest expected                     45.1          2.2%
  5     Workout -- Some loss of principal expected                    32.7          1.6%
                                                                  --------        ------
                                                                  $2,000.6        100.0%
                                                                  ========        ======

     The 1940 Act requires that the Board of Directors value each asset in the portfolio on a quarterly basis. As a BDC, we are required to value our portfolio of illiquid private or illiquid public securities at fair value. Fair value reflects what you would expect to receive in a current sale, with current sale generally accepted to mean an orderly disposition over a reasonable period of time. We are not permitted to have a general loan loss reserve, but instead must value each specific investment. We have a written valuation policy that governs the valuation of our assets, and we follow a consistent valuation process quarterly. In valuing each individual investment, we consider the financial performance of each portfolio company, loan payment histories, indications of potential equity realization events, current collateral values and determine whether the value of the asset should be increased through unrealized appreciation or decreased through unrealized depreciation. After each investment professional has made his or her determination of value, members of senior management review the valuations. These valuations are then presented to the board of directors for review and approval.

     As a general rule, we do not value our loans above principal balance, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investments as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts due to the size of our investment, restrictions on trading or market liquidity concerns.

     We monitor loan delinquencies in order to assess the appropriate course of action and overall portfolio quality. With respect to our private finance portfolio, investment professionals closely monitor the status and performance of each individual investment throughout each quarter. Through the process, investments that may require closer monitoring are generally detected early, and for each such investment, an appropriate course of action is determined. For the private finance portfolio, loan delinquencies or payment default is not necessarily an indication of credit quality or the need to pursue active workout of a portfolio investment. Because we are a provider of long-term privately negotiated investment capital, it is not atypical for us to defer payment of principal or interest from time to time. As a result, the amount of our private finance portfolio that is delinquent may vary. The terms of our private finance agreements frequently provide an opportunity for our portfolio companies to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. Our senior investment professionals actively work with the portfolio company in these instances to negotiate an appropriate course of action.

     We price our private finance investment portfolio to provide adequate current returns for our shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including current interest or dividends plus capital gains from sale of equity securities. Therefore, the amount of loans that are delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. The Company's portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets). The Company expects that a certain number of portfolio companies will be in the Grade 4 or 5 category from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect the Company's investment. The number of portfolio companies and related investment amount included in Grade 4 and 5 may fluctuate significantly from quarter to quarter as the Company helps these companies work through their problems. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company's investment, but records unrealized depreciation for the expected full amount of the potential loss when such exposure is identified.

     With respect to our commercial real estate portfolio, the following outlines the treatment of each delinquency category:

30 Days Past Due           Our loan servicing staff monitors loans and contacts
                           borrowers for collection.

60 Days Past Due           We generally transfer loans to professionals
                           responsible for special servicing activity for monitoring, collection and development of a workout plan, if necessary.

90 Days Past Due           Our accounting department reviews loans in
                           conjunction with the professional responsible for special servicing to determine whether the loans should be placed on a non-accrual status or whether a valuation adjustment is required.

120 Days Past Due          Generally, we place such loans on non-accrual status
                           and the loan is an active workout.

INVESTMENT GAINS AND LOSSES

     As an investor focused primarily on debt investments, our investment decisions are based on credit dynamics. Our underwriting focuses on the preservation of principal, and we will pursue our available means to recover our capital investment. As a result of this investment discipline and credit culture, we have a history of low levels of loan losses, and have a demonstrated track record of successfully resolving troubled credit situations with minimal losses. Our realized gains from the sale of our equity interests have historically exceeded losses, as is reflected in the chart below.

                          SIX MONTHS ENDED
                              JUNE 30,                           YEAR ENDED DECEMBER 31,
                       -----------------------   --------------------------------------------------------
                          2001         2000         2000         1999        1998       1997       1996
                       ----------   ----------   ----------   ----------   --------   --------   --------
Realized gains.......  $    6,596   $   15,888   $   28,604   $   31,536   $ 25,757   $ 15,804   $ 30,417
Realized losses......  $   (1,605)  $     (847)  $  (13,081)  $   (6,145)  $ (3,216)  $ (5,100)  $(11,262)
Net realized gains...  $    4,991   $   15,041   $   15,523   $   25,391   $ 22,541   $ 10,704   $ 19,155
Total assets.........  $2,083,834   $1,572,394   $1,853,817   $1,290,038   $856,079   $807,775   $713,360
Realized losses/
  Total assets.......        0.08%        0.05%         0.7%         0.5%       0.4%       0.6%       1.6%

EMPLOYEES

     At June 30, 2001, we employed 101 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of these individuals are located in the Washington, DC office. We believe that our relations with our employees are excellent.

LEGAL PROCEEDINGS

     We are a party to certain lawsuits in the normal course of our business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

                              PORTFOLIO COMPANIES

     The following is a listing of our portfolio companies in which we had an equity investment at June 30, 2001. We make available significant managerial assistance to our portfolio companies. Other than loans to the portfolio company, our only relationship with each portfolio company is our investment. For information relating to the amount and nature of our investments in portfolio companies, see the Consolidated Statement of Investments at June 30, 2001 at pages F-5 to F-12.

                                                                                          PERCENTAGE
        NAME AND ADDRESS                NATURE OF ITS           TITLE OF SECURITIES        OF CLASS
      OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS         HELD BY THE COMPANY         HELD(1)
      --------------------           ------------------         -------------------      -------------
Acme Paging, L.P. ..............  Paging Services             Limited Partnership             1.8%
  1336 Basswood, Suite F                                      Interests
  Schaumburg, IL 60173
Allied Office Products, Inc. ...  Office Products             Warrants to Purchase            4.9%
  75 Route 17 South                                           Common Stock
  Hasbrouck Heights, NJ 07604
American Barbecue & Grill,
  Inc. .........................  Restaurant Chain            Warrants to Purchase           17.3%
  7300 W. 110th Street, Suite
    570                                                       Common Stock
  Overland Park, KS 66210
American Homecare Supply, LLC...  Home Medical                Warrants to                     2.1%
  One First Avenue                Equipment                   Purchase Class A
  Suite 100                       Provider                    Common Units
  Conshohocken, PA 19428
Aspen Pet Products, Inc. .......  Pet Product                 Series A Preferred             40.8%
  11701 East 53rd Ave.            Provider                    Stock
  Denver, CO 80239                                            Common Stock                    4.7%
ASW Holding Corporation.........  Steel Wool Manufacturer     Warrants to Purchase            5.0%
  2825 W. 31st Street                                         Common Stock
  Chicago, IL 60623
Aurora Communications, LLC......  Radio Stations              Redeemable Preferred            3.2%
  3 Stamford Landing, Suite 210                               Equity Interest
  46 Southfield Avenue
  Stamford, CT 06902
Autania AG......................  Machine and Tool            Common Stock                    6.2%
  Industriestrasse 7              Manufacturer
  65779 Kelkheim
  Germany
Avborne, Inc. ..................  Aviation Services           Warrants to Purchase            3.5%
  c/o Trivest, Inc.                                           Common Stock
  2665 S. Bayshore Dr., Suite
    800
  Miami, FL 33133-5462
Blue Rhino Corporation..........  Propane Cylinder Exchange   Warrants to Purchase           12.9%
  104 Cambridge Plaza Drive                                   Common Stock
  Winston-Salem, NC 27104
Border Foods, Inc. .............  Mexican Ingredient &        Series A Convertible            9.4%
  J Street Deming                 Food Product                Preferred Stock
  Industrial Park                 Manufacturer                Warrants to Purchase            6.2%
  Deming, NM 88030                                            Common Stock
Business Loan Express, Inc. ....  Small Business Lender       Preferred Stock               100.0%
  645 Madison Ave.                                            Common Stock                   94.9%
  19th Floor
  New York, NY 10022
Camden Partners Strategic Fund
  II, L.P. (formerly
  Cahill-Warnock Strategic
  Partners Fund II, L.P.).......  Private Equity Fund         Limited Partnership             4.2%
  One South Street                                            Interest
  Suite 2150
  Baltimore, MD 21202
CampGroup, LLC..................  Recreational Camp           Warrants to Purchase            2.6%
  4 New King Street               Operator                    Common Stock
  White Plains, NY 10604

                                                                                          PERCENTAGE
        NAME AND ADDRESS                NATURE OF ITS           TITLE OF SECURITIES        OF CLASS
      OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS         HELD BY THE COMPANY         HELD(1)
      --------------------           ------------------         -------------------      -------------
Candlewood Hotel Company........  Extended Stay               Series A Convertible            5.0%
  9342 East Central               Facilities                  Preferred Stock
  Wichita, KS 67206
Celebrities, Inc. ..............  Radio Stations              Warrants to Purchase           25.0%
  408-412 W. Oakland Park                                     Common Stock
    Boulevard
  Ft. Lauderdale, FL 33311-1712
Colibri Holding Corporation.....  Outdoor Living Products     Common Stock                    3.4%
  2201 S. Walbash Street                                      Warrants to Purchase            2.0%
  Denver, CO 80231                                            Common Stock
The Color Factory Inc...........  Cosmetic Manufacturer       Common Stock                   99.3%
  11312 Penrose Street                                        Preferred Stock               100.0%
  Sun Valley, CA 91352
Component Hardware Group,
  Inc. .........................  Designer & Developer        Preferred Stock                 9.1%
  1890 Swarthmore Ave.            of Hardware                 Common Stock                    8.2%
  P.O. Box 2020                   Components
  Lakewood, NJ 08701
Convenience Corporation of
  America.......................  Convenience Store Chain     Series A Preferred Stock       10.0%
  711 N. 108th Court                                          Warrants to Purchase            4.0%
  Omaha, NE 68154                                             Senior Preferred Stock
Cooper Natural Resources,
  Inc. .........................  Sodium Sulfate Producer     Warrants to Purchase           25.2%
  P.O. Box 1477                                               Common Stock
  Seagraves, TX 79360
CorrFlex Graphics, LLC..........  Packaging Manufacturer      Warrants to Purchase            4.8%
  P.O. Box 1337                                               Common Stock
  Monroe, NC 28110                                            Options to Purchase             1.0%
                                                              Common Stock
Coverall North America, Inc. ...  Commercial Cleaning         Warrants to Purchase           15.0%
  500 West Cypress Creek Rd.      Service                     Common Stock
  Ste. 580
  Ft. Lauderdale, FL 33309
Csabai Canning Factory Rt. .....  Food Processing             Hungarian Quotas                9.2%
  5600 Bekescasba
  Bekis: vt 52-54 Hungary
CyberRep........................  Operator of Call Service    Warrants to Purchase           22.5%
                                  Centers
  8300 Greensboro Drive, 6th
    Floor                                                     Common Stock
  McLean, VA 22102
The Debt Exchange, Inc. ........  Online Sales of             Series B Convertible           49.0%
  101 Arch Street, Suite 410      Distressed Assets           Preferred Stock
  Boston, MA 02110
Directory Investment
  Corporation...................  Telephone Directories       Common Stock                   50.0%
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006
Directory Lending Corporation...  Telephone Directories       Common Stock                   50.0%
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006
Drilltec Patents & Technologies
  Company, Inc..................  Drill Pipe Packager         Warrants to Purchase           15.0%
  10875 Kempwood Drive, Suite 2                               Common Stock
  Houston, TX 77043
eCentury Capital Partners,
  L.P. .........................  Private Equity Fund         Limited Partnership            25.0%
  1101 Connecticut Ave, NW                                    Interest
  7th Floor
  Washington, DC 20036
EDM Consulting, LLC.............  Environmental               Common Stock                   25.0%
  14 Macopin Avenue               Consulting
  Montclair, NJ 07043
Elexis Beta GmbH................  Distance Measurement        Options to Purchase             9.8%
  Ulmenstrabe 22                  Device                      Shares
  60325 Frankfurt am Main         Manufacturer
  Germany

                                                                                          PERCENTAGE
        NAME AND ADDRESS                NATURE OF ITS           TITLE OF SECURITIES        OF CLASS
      OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS         HELD BY THE COMPANY         HELD(1)
      --------------------           ------------------         -------------------      -------------
Esquire Communications Ltd. ....  Court Reporting             Warrants to Purchase            3.0%
  216 E. 45th Street, 8th floor   Services                    Common Stock
  New York, NY 10017
E-Talk Corporation..............  Telecommunications          Warrants to Purchase            5.5%
  4425 Cambridge Road             Software Provider           Common Stock
  Fort Worth, TX 76155-2692
ExTerra Credit Recovery,
  Inc. .........................  Consumer Finance            Preferred Stock                 0.9%
  35 Lennon Lane, Suite 200                                   Common Stock                    0.7%
  Walnut Creek, CA 94598                                      Warrants to Purchase            0.7%
                                                              Common Stock
Executive Greetings, Inc. ......  Personalized Business       Warrants to Purchase            1.5%
  120 Industrial Park Access
    Road                          Products                    Common Stock
  New Hartford, CT 06057
Fairchild Industrial Products
  Company.......................  Industrial Controls         Warrants to Purchase           20.0%
  3920 Westpoint Boulevard        Manufacturer                Common Stock
  Winston-Salem, NC 27013
Galaxy American Communications,
  Inc...........................  Cable Television            Option to Purchase             51.0%
  1220 N. Main Street             Operator                    Common LLC Interest
  Sikeston, MO 63801
Garden Ridge Corporation........  Home Decor Retailer         Series A Preferred Stock        2.6%
  650 Madison Avenue                                          Common Stock                    4.7%
  New York, NY 10022
Gibson Guitar Corporation ......  Guitar Manufacturer         Warrants to Purchase            3.0%
  1818 Elm Hill Pike                                          Common Stock
  Nashville, TN 37210
Ginsey Industries, Inc. ........  Bathroom Accessories        Convertible Debentures          7.0%
  281 Benigno Boulevard           Manufacturer                Warrants to Purchase           16.0%
  Bellmawr, NJ 08031                                          Common Stock
Global Communications I, LLC....  Muzak Franchisee            Preferred Equity               59.3%
  201 East 69th Street                                        Interest
  New York, NY 10021                                          Options for Common             59.3%
                                                              Membership Interest
Grant Broadcasting Systems II...  Television Stations         Warrants to Purchase           25.0%
  919 Middle River Drive,                                     Common Stock
  Suite 409                                                   Warrants to Purchase           25.0%
  Ft. Lauderdale, FL 33304                                    Common Stock in
                                                              Affiliate Company
Grant Television, Inc. .........  Television Stations         Equity Interest                20.0%
(See Grant Broadcasting System
  II)
Grotech Partners VI, L.P. ......  Private Equity Fund         Limited Partnership             3.1%
  c/o Gntech Capital Group                                    Interest
  9690 Deereco Road
  Suite 800
  Timonium, MD 21093
The Hartz Mountain
  Corporation...................  Pet Supply                  Common Stock                    2.0%
  400 Plaza Drive                 Manufacturer                Warrants to Purchase            3.5%
  Secaucus, NJ 07094                                          Common Stock
HealthASPex, Inc. ..............  Third Party                 Common Stock                   26.2%
  2812 Trinity Square Drive       Administrator               Class A Preferred              26.2%
  Carrollton, TX 75006                                        Stock
HMT, Inc. ......................  Storage Tank                Common Stock                   27.3%
  1422 FM 1960 W.                 Maintenance &               Warrants to Purchase           10.0%
  Suite 350                       Repair                      Common Stock
  Houston, TX 77068
Hotelevision, Inc. .............  Hotel Cable-TV              Series 3                       16.2%
  599 Lexington Avenue            Network                     Preferred Stock
  Suite 2300
  New York, NY 10022

                                                                                          PERCENTAGE
        NAME AND ADDRESS                NATURE OF ITS           TITLE OF SECURITIES        OF CLASS
      OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS         HELD BY THE COMPANY         HELD(1)
      --------------------           ------------------         -------------------      -------------
Icon International, Inc. .......  Corporate Barter            Class A Common Stock            0.8%
  281 Tressor Boulevard           Services                    Class C Common Stock            0.2%
  8th Floor
  Stamford, CT 06901
Impact Innovations Group........  Information Technology      Warrants to Purchase            4.0%
  5825 Glenridge Drive            Services Provider           Common Stock
  Building II, Suite 107
  Atlanta, GA 30328
International Fiber
  Corporation...................  Cellulose and Fiber         Common Stock                   11.0%
  50 Bridge Street                Producer                    Warrants to Purchase            2.9%
  North Tonawanda, NY 14120                                   Common Stock
iSolve Incorporated.............  Corporate Barter Services   Series A                        2.9%
  281 Tresser Boulevard                                       Preferred Stock
  Two Stamford Plaza                                          Common Stock                    1.1%
  Stamford, CT 06901
JRI Industries, Inc. ...........  Machinery Manufacturer      Warrants to Purchase            7.5%
  2958 East Division                                          Common Stock
  Springfield, MO 65803
Julius Koch USA, Inc. ..........  Mini-Blind Cord             Warrants to Purchase           45.0%
  387 Church Street               Manufacturer                Common Stock
  New Bedford, MA 02745
Kirker Enterprises, Inc. .......  Nail Enamel                 Warrants to Purchase           22.5%
  55 East 6th Street              Manufacturer                Common Stock
  Paterson, NJ 07524                                          Equity Interest in              5.0%
                                                              Affiliate Company
Kirkland's, Inc. ...............  Home Furnishing             Series D Preferred Stock        3.3%
  P.O. Box 7222                   Retailer                    Warrants to Purchase            4.2%
  Jackson, TN 38308-7222                                      Common Stock
Kyrus Corporation...............  Value-Added Reseller,       Warrants to Purchase            8.0%
  25 Westridge Market Place       Computer Systems            Common Stock
  Chandler, NC 28715
Liberty-Pittsburgh Systems,
  Inc. .........................  Business Forms Printing     Common Stock                   21.2%
  265 Executive Drive
  Plainview, NY 11803
Logic Bay Corporation...........  Computer-Based              Series C Redeemable            29.4%
  7900 International Drive        Training Developer          Preferred Stock
  Suite 750
  Minneapolis, MN 55425
Love Funding Corporation........  Mortgage Services           Series D Preferred Stock       26.0%
  1220 19th Street, NW, Suite
    801
  Washington, DC 20036
Magna Card, Inc. ...............  Magnet Packager             Preferred Stock                 6.3%
  10315 South Dolifield Rd.       and Distributor             Common Stock                    5.4%
  Owings Mills, MD 21117
Master Plan, Inc. ..............  Healthcare Outsourcing      Common Stock                   13.6%
  21540 Plummer Street
  Chatsworth, CA 91311
MedAssets.com, Inc. ............  Healthcare Outsourcing      Series B Convertible            8.5%
  21540 Plummer Street                                        Preferred Stock
  Chatsworth, CA 91311                                        Warrants to Purchase            5.3%
                                                              Preferred Stock
Mid-Atlantic Venture Fund IV,
  L.P...........................  Private Equity Fund         Limited Partnership             7.3%
  128 Goodman Drive                                           Interest
  Bethlehem, PA 18015
Midview Associates, L.P. .......  Residential Land            Warrants to purchase           35.0%
  2 Eaton Street, Suite 1101      Development                 partnership interests
  Hampton, VA 23669
Monitoring Solutions, Inc. .....  Air Emissions               Common Stock                   25.0%
  4303 South High School Road     Monitoring                  Warrants to Purchase           50.0%
  Indianapolis, IN 46241                                      Common Stock

                                                                                          PERCENTAGE
        NAME AND ADDRESS                NATURE OF ITS           TITLE OF SECURITIES        OF CLASS
      OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS         HELD BY THE COMPANY         HELD(1)
      --------------------           ------------------         -------------------      -------------
MortgageRamp.com, Inc. .........  Internet Based              Class A Common                  8.0%
  116 Welsh Road                  Loan Origination            Stock
  Horsham, PA 19044               Service Platform
Morton Grove Pharmaceuticals,
  Inc. .........................  Generic Drug                Redeemable Convertible         27.8%
  6451 West Main Street           Manufacturer                Preferred Stock
  Morton Grove, IL 60053
MVL Group, Inc..................  Market Research             Warrants to Purchase            8.0%
  1061 E. Indiantown Road         Services                    Common Stock
  Suite 300
  Jupiter, FL 33477
Nobel Learning Communities,
  Inc. .........................  Educational Services        Series D Convertible          100.0%
  1400 N. Providence Road,                                    Preferred Stock
  Suite 3055                                                  Warrants to Purchase           13.1%
  Media, PA 19063                                             Common Stock
North American Archery, LLC.....  Sporting Equipment          Convertible Debentures         26.9%
  1733 Gunn Highway               Manufacturer
  Odessa, FL 33556
Novak Biddle Venture Partners
  III, LP.......................  Private Equity Fund         Limited Partnership             2.9%
  1750 Tysons Boulevard                                       Interest
  Suite 1190
  McLean, VA 22102
Nursefinders, Inc. .............  Home Healthcare             Warrants to Purchase            3.4%
  1200 Copeland Road, Suite 200   Providers                   Common Stock
  Arlington, TX 76011
Onyx Television GmbH............  Cable Television            Preferred Units                12.0%
  Immedia Park 6b
  50670 Koln
  Germany
Opinion Research Corporation....  Corporate Marketing         Warrants to Purchase            8.0%
  P.O. Box 183                    Research Firm               Common Stock
  Princeton, NJ 08542
Oriental Trading Company,
  Inc...........................  Direct Marketer             Redeemable Preferred            1.7%
  108th Street, 4206 South        of Toys                     Stock
  Omaha, NE 68137                                             Class A Common Stock            1.7%
                                                              Warrants to Purchase            1.4%
                                                              Common Stock
Outsource Partners, Inc. .......  Outsourced Facility         Warrants to Purchase            4.0%
  200 Mansell Court East          Services Provider           Common Stock
  Suite 500                                                   Warrants to Purchase            4.0%
  Roswell, GA 30076                                           Preferred Stock
Packaging Advantage
  Corporation...................  Personal Care,              Common Stock                    9.9%
  4633 Downey Road                Household and               Warrants to Purchase            5.5%
  Los Angeles, CA 90058           Disinfectant Product        Common Stock
                                  Packager
Physicians Specialty
  Corporation...................  Physician Practice          Common Stock                   80.3%
  1150 Lake Hearn Drive           Management Services
  Atlanta, GA 30342               Provider
Pico Products, Inc. ............  Satellite/Television        Common Stock                    5.0%
  12500 Foothill Boulevard        Component                   Warrants to Purchase           15.0%
  Lakeview Terr., CA 91342        Manufacturer                Common Stock
Polaris Pool Systems, Inc. .....  Pool Cleaner                Warrants to Purchase            2.1%
  P.O. Box 1149                   Manufacturer                Common Stock
  San Marcos, CA 92079-1149
Professional Paint, Inc.........  Paint Manufacturer          Common Stock                   11.0%
  3900 Joliet Street                                          Series A-1 Senior             100.0%
  Denver, CO 80239                                            Exchangeable Preferred
                                                              Stock

                                                                                          PERCENTAGE
        NAME AND ADDRESS                NATURE OF ITS           TITLE OF SECURITIES        OF CLASS
      OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS         HELD BY THE COMPANY         HELD(1)
      --------------------           ------------------         -------------------      -------------
Progressive International
  Corporation ..................  Retail Kitchenware          Common Stock                   0.02%
  6111 S. 228th Street                                        Redeemable Preferred           12.5%
  P.O. Box 97045                                              Stock
  Kent, WA 98064                                              Warrants to Purchase            6.2%
                                                              Common Stock
Raytheon Aerospace, LLC.........  Aviation Maintenance and    Class B LLC Interest            6.7%
  555 Industrial Drive South      Logistics
  Madison, MS 39110
Redox Brands, Inc...............  Cleaning Products           Warrants to Purchase            3.3%
  9100 Centre Point Drive         Markets                     Common Stock
  Suite 200
  West Chester, OH 45069
Schwinn Holdings Corporation....  Bicycle Manufacturer/       Warrants to Purchase            0.7%
  1690 38th Street                Distributor                 Common Stock
  Boulder, CO 80301
Seasonal Expressions, Inc.......  Decorative Ribbon           Series A Preferred Stock       50.0%
  230 5th Avenue, Suite 1007      Manufacturer
  New York, NY 10001
Soff-Cut Holdings, Inc..........  Concrete Sawing             Common Stock                    2.7%
  1112 Olympic Drive              Equipment Manufacturer      Series A Preferred Stock        4.0%
  Corona, CA 91719                                            Warrants to Purchase            6.7%
                                                              Common Stock
Southern Communications, LLC....  Communications Tower        Equity Interest                85.0%
  1919 Pennsylvania Ave., NW      Leasing
  Washington, DC 20006
Spa Lending Corporation.........  Health Spas                 Series A Preferred Stock      100.0%
  1919 Pennsylvania Avenue, N.W.                              Series B Preferred Stock       68.4%
  Washington, DC 20006                                        Series C Preferred Stock       46.3%
                                                              Common Stock                   62.1%
Staffing Partners Holding
  Company, Inc. ................  Temporary Employee          Redeemable Preferred           48.3%
  104 Church Lane #100            Services                    Stock
  Baltimore, MD 21208                                         Class A-1 Common               50.0%
                                                              Stock
                                                              Class A-2 Common               24.4%
                                                              Stock
                                                              Class B Common                 24.0%
                                                              Stock
Startec Global Communications,
  Corporation...................  Integrated                  Common Stock                    1.3%
  10411 Motor City Drive          Communications              Warrants to                     0.9%
  Bethesda, MD 20852              Service Provider            Purchase Common Stock
Sunsource Inc. .................  Wholesale Machinery and     Warrants to Purchase            4.0%
  One Logan Square                Supplies                    Common Stock
  Philadelphia, PA 19013
Sure-Tel, Inc. .................  Prepaid Telephone           Series A Convertible           41.7%
  5 North McCormick               Services Company            Redeemable Preferred
  Oklahoma City, OK 73127                                     Stock
                                                              Warrants to Purchase            9.6%
                                                              Common Stock
                                                              Options to Purchase            41.7%
                                                              Common Stock
Total Foam, Inc. ...............  Packaging Systems           Common Stock                   49.0%
  P.O. Box 688
  Ridgefield, CT 06877
Tubbs Snowshoe Company, LLC.....  Snowshoe Manufacturer       Warrants to Purchase            7.7%
  52 River Road                                               Common Units
  Stowe, VT 05672                                             Common Units of                10.9%
                                                              Affiliate Company
United Pet Group, Inc. .........  Manufacturer of Pet         Warrants to Purchase            0.8%
  125 High Street                 Products                    Common Stock
  Boston, MA 02110

                                                                                          PERCENTAGE
        NAME AND ADDRESS                NATURE OF ITS           TITLE OF SECURITIES        OF CLASS
      OF PORTFOLIO COMPANY           PRINCIPAL BUSINESS         HELD BY THE COMPANY         HELD(1)
      --------------------           ------------------         -------------------      -------------
Updata Venture Partners II,
  L.P. .........................  Private Equity Fund         Limited Partnership            16.1%
  11600 Sunrise Valley Drive                                  Interest
  Reston, VA 20191
Velocita, Inc. .................  Fiber Optic Network         Warrants to Purchase            0.6%
  (formerly PF.Net                                            Common Stock
  Communications, Inc.)
  677 Washington Blvd.
  Stamford, CT 06912
Venturehouse Group, LLC.........  Private Equity Fund         Common Equity Interest          2.3%
  1780 Tysons Blvd., Suite 400
  McLean, VA 22102
Walker Investment Fund II,
  LLLP..........................  Private Equity Fund         Limited Partnership             5.1%
  3060 Washington Road                                        Interest
  Suite 200
  Glenwood, MD 21738
Warn Industries, Inc. ..........  Sport Utility Accessories   Warrants to Purchase            4.3%
  12900 S.E. Capps Rd.            Manufacturer                Common Stock
  Clackamas, OR 97015
Williams Brothers Lumber
  Company.......................  Builders' Supplies          Warrants to Purchase           14.1%
  3165 Pleasant Hill Road                                     Common Stock
  Duluth, GA 30136
Wilmar Industries, Inc. ........  Repair and Maintenance      Warrants to Purchase            3.0%
  303 Harper Drive                Product Distributor         Common Stock
  Moorestown, NJ 08057
Wilshire Restaurant Group,
  Inc. .........................  Restaurant Chain            Warrants to Purchase            3.0%
  1100 Town & Country Road                                    Common Stock
  Suite 1300
  Orange, CA 92868-4654
Woodstream Corporation..........  Pest Control                Equity Interest                13.8%
  69 North Locust Street          Manufacturer                Warrants to Purchase            7.2%
  Lititz, PA 17543                                            Common Stock
Wyo-Tech Acquisition
  Corporation...................  Vocational School           Common Stock                   99.0%
  4373 N. 3rd Street                                          Preferred Stock               100.0%
  Laramie, WY 82072

---------------
(1) Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.

                          DETERMINATION OF NET ASSET VALUE

     We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and preferred stock divided by the total number of common shares outstanding.

     Portfolio assets are carried at fair value as determined by the board of directors under our valuation policy. As a general rule, we do not value the Company's loans above cost, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts, due to the size of our investment or market liquidity concerns.

     Determination of fair value involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, under current standards, the accountants' opinion on the Company's financial statements in our annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.

                                   MANAGEMENT

     The Board of Directors supervises the management of our Company. The responsibilities of each director include, among other things, the oversight of the loan approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee, and may establish additional committees in the future. Some or all of the Company's directors also serve as directors of its subsidiaries.

     Our investment decisions in each business area are made by investment committees composed of the Company's most senior investment professionals. No one person is primarily responsible for making recommendations to a committee.

     The Company is internally managed and our investment professionals manage our portfolio and the portfolios of companies for which we serve as investment adviser. These investment professionals have extensive experience in managing investments in private growing businesses in a variety of industries and in diverse geographic locations, and are familiar with our approach of lending and investing. Because the Company is internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

STRUCTURE OF BOARD OF DIRECTORS

     The Company's Board of Directors is classified into three approximately equal classes with three-year terms, with only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

DIRECTORS

     Information regarding the board of directors is as follows:

                                                                DIRECTOR   EXPIRATION
NAME                           AGE   POSITION                   SINCE(1)    OF TERM
----                           ---   --------                   --------   ----------
William L. Walton*...........  51    Chairman, Chief Executive
                                     Officer and President        1986        2004
George C. Williams, Jr.*.....  75    Chairman Emeritus            1964        2004
Brooks H. Browne.............  51    Director                     1990        2004
John D. Firestone............  57    Director                     1993        2002
Anthony T. Garcia............  45    Director                     1991        2002
Lawrence I. Hebert...........  54    Director                     1989        2002
John I. Leahy................  70    Director                     1994        2003
Robert E. Long...............  70    Director                     1972        2004
Warren K. Montouri...........  72    Director                     1986        2003
Guy T. Steuart II............  70    Director                     1984        2003
T. Murray Toomey, Esq........  77    Director                     1959        2003
Laura W. van Roijen..........  49    Director                     1992        2002

---------------
 *  Interested persons of the Company, as defined in the 1940 Act.

(1) Includes service as a director of any of the predecessor companies.

EXECUTIVE OFFICERS

     Information regarding the Company's executive officers is as follows:

            NAME               AGE   POSITION
            ----               ---   --------
William L. Walton............  51    Chairman, Chief Executive Officer and President
Joan M. Sweeney..............  41    Managing Director and Chief Operating Officer
Scott S. Binder..............  46    Managing Director
Samuel B. Guren..............  55    Managing Director
Philip A. McNeill............  41    Managing Director
John M. Scheurer.............  49    Managing Director
Thomas H. Westbrook..........  38    Managing Director
G. Cabell Williams, III......  47    Managing Director
Penni F. Roll................  35    Executive Vice President and Chief Financial
                                     Officer

BIOGRAPHICAL INFORMATION

DIRECTORS

     William L. Walton has been the Chairman, Chief Executive Officer and President of the Company since 1997. He has served on Allied Capital's board of directors since 1986, and was named Chairman and CEO in February 1997. Mr. Walton has an extensive background in general management, marketing, strategic planning, mergers and acquisitions and financial analysis. Mr. Walton previously served as Managing Director of New York-based Butler Capital Corporation (1987-1991) and was the personal venture capital advisor for William S. Paley, founder and Chairman of CBS. In addition, he was a Senior Vice President in Lehman Brother Kuhn Loeb's Investment Banking Group. Mr. Walton also founded and managed two start-up businesses in the emerging education industry (1992-1996). Mr. Walton is a director of Nobel Learning Communities, Inc., Riggs National Corporation and the National Venture Capital Association. He received both a B.A. and a M.B.A. from Indiana University.

     George C. Williams, Jr. is Chairman Emeritus of the Company. Mr. Williams was an officer of the predecessor companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the predecessor companies from the later of 1964 or each entity's inception until 1991. Mr. Williams is the father of G. Cabell Williams III, an executive officer of the Company.

     Brooks H. Browne has been the President of Environmental Enterprises Assistance Fund since 1993. Mr. Browne is a director of SEAF, Corporation Financiera Ambiental (Panama), Empresas Ambientales de Centro America (Costa
Rica) Renewable Energy and Energy Efficiency Fund, Terra Capital Investors Limited, the Solar Development Foundation, and Yayasan Bina Usaha Lingkungan (Indonesia) (environmental nonprofit or investment funds).

     John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of Security Storage Company of Washington, DC, Bryn Mawr Bank Corporation and the National Organization on Disability. Mr. Firestone is Senior Advisor to GeoPortals.com, and a Trustee of The Washington Ballet.

     Anthony T. Garcia is currently a private investor. Mr. Garcia was General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000 and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

     Lawrence I. Hebert is a director and President and Chief Executive Officer of Riggs Bank N.A. (a subsidiary of Riggs National Corporation) since February 2001; Director of Riggs National Corporation since 1988. He also serves as director of Riggs Investment Management Corporation and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director Perpetual Corporation (owner of Allbritton Communications Company and ALLSNEWSCO, Inc.) Mr. Hebert is a director of ALLSNEWSCO, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), Trustee of The Allbritton Foundation and Vice Chairman of Allbritton Communications Company. Mr. Hebert previously served as Vice Chairman (1983 to 1998), President (1984 to
1998) and Chairman and Chief Executive Officer (1998 to 2001) of Allbritton Communications Company.

     John I. Leahy has been the President of Management and Marketing Associates (a management consulting firm) since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of Kar Kraft Systems, Inc., Cavanaugh Capital, Inc., Acorn Products, Inc., The Wills Group, Thulman-Eastern Company and Gallagher Fluid Seals, Inc.

     Robert E. Long is the CEO and Director of Goodwyn, Long & Black Investment Management, Inc. and has been the Chairman and Chief Executive Officer of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, was the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the

President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., and Advanced Solutions International, Inc.

     Warren K. Montouri has been a Partner of Montouri & Roberson (real estate investment firm) since 1980. Mr. Montouri was a director of C&S/Sovran Bank from 1970 to 1990, a director of Sovran Financial Corporation from 1989 to 1990, a director of NationsBank, N.A. from 1990 to 1996, a director of BB&T Bank (formerly Franklin National Bank) from 1996 to 2000, a Trustee of Suburban Hospital from 1991 to 1994, and a Trustee of The Audubon Naturalist Society from 1979 to 1985.

     Guy T. Steuart II has been a director and President of Steuart Investment Company (manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses) since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

     T. Murray Toomey, Esq. has been an attorney at law since 1949. Mr. Toomey is a director of The National Capital Bank of Washington and Federal Center Plaza Corporation. He is also a Trustee of The Catholic University of America.

     Laura W. van Roijen has been a private real estate investor since 1992. Ms. van Roijen was the Chairman of CWV & Associates (RTC qualified contracting firm) from 1991 to 1994, a director and the Treasurer of Black Possum Inc. (retail concern) from 1994 to 1996, the President of Volta Place, Inc. (real estate advisory firm) from 1991 to 1994, and Vice President (from 1986 to 1991) and Market Director (from 1989 to 1991) of Citicorp Real Estate, Inc.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Joan M. Sweeney, Managing Director and Chief Operating Officer, has been employed by the Company since 1993. Ms. Sweeney oversees all company operations and is responsible for strategic planning, financial management, information technology, marketing, investor relations, and all regulatory compliance. Prior to joining the Company, Ms. Sweeney spent ten years of her career consulting with private and small public companies at both Ernst & Young and Coopers & Lybrand. Ms. Sweeney was a member of the SEC Division of Enforcement in the late 1980s.

     Scott S. Binder, Managing Director, has worked with the Company since 1991 and is responsible for the Company's telecommunications and broadcasting/cable investments within the private finance group. Prior to joining the Company, Mr. Binder formed and was President of Overland Communications Group, which owned and operated cable television systems and radio stations. He also has worked in the specialty finance and leasing industry.

     Samuel B. Guren, Managing Director, joined the Company in 1999. He joined the Company to develop the Company's private equity investment business. Mr. Guren has more than 26 years of venture capital investing experience. Prior to joining the Company, Mr. Guren was the Senior Managing Partner at Baird Capital. He also served as a Senior Managing Partner at William Blair Venture Partners for 15 years.

     Philip A. McNeill, Managing Director, has been employed by the Company since 1993 in the Company's private finance group. Before joining the Company, he served as a vice president of M&T Capital Corporation. Prior to entering the private finance industry, he was founding director of Western Oklahoma National Bank, and structured and managed numerous privately negotiated investments.

     John M. Scheurer, Managing Director, has been employed by the Company since 1991 and manages the Company's real estate finance group. He has more than 22 years of experience in commercial finance and real estate lending and management. Prior to joining the Company, Mr. Scheurer worked in various capacities with Capital Recovery Advisors, Inc. and First American Bank. He also started his own company, The Scheurer Company, and co-founded Hunter & Associates, a major leasing and consulting real estate firm in the Washington, DC area.

     Thomas H. Westbrook, Managing Director, has been with the Company since 1991 and is responsible for the Company's business services investments within the private finance group. Prior to joining the Company, Mr. Westbrook worked with North Carolina Enterprise Fund and was a lending officer in NationsBank's corporate lending unit. He is the former president of the southern RASBIC and has served on the NASBIC Board of Governors.

     G. Cabell Williams, III, Managing Director, has been employed by the Company since 1981 in the Company's private finance group. He has over 19 years of private finance experience, and has structured numerous types of private debt and equity finance transactions. Mr. Williams has served in many capacities during his tenure with the Company.

     Penni F. Roll, Executive Vice President and Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is responsible for the Company's financial management and reporting, accounting, loan servicing, special servicing, portfolio monitoring and regulatory compliance activities. Prior to joining the Company, she spent seven years in the financial services practice at KPMG Peat Marwick, including serving as a Manager from 1993 to 1995.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with eight senior executives of the Company, including William L. Walton, the Company's Chairman and CEO, Joan M. Sweeney, Managing Director and Chief Operating Officer, and John M. Scheurer, Managing Director. Each of the agreements provides for a three-year term, with annual renewals thereafter, and specifies each executive's compensation during the term of the agreement, in accordance with the achievement of certain performance standards.

     The annual base salary on the effective date of the employment agreements of Mr. Walton, Ms. Sweeney, and Mr. Scheurer was $405,000, $256,500, and $256,500, respectively. The Board of Directors has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Board of Directors may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive's performance in accordance with performance criteria to be determined by the Board in its sole discretion. Under each agreement, each executive also is entitled to participate in the Company's Amended Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including life insurance premiums.

     In addition, each employment agreement provides for a long-term cash retention award for the performance period from 2001 through 2003. The long-term cash retention award will vest and be payable in six equal installments on June 30th and December 31st of each year from 2001 through 2003. Mr. Walton will be eligible for a long-term cash retention award of $3,375,000, or $1,125,000 per year, over the performance period; Ms. Sweeney will be eligible for $2,550,000, or $850,000 per year; and Mr. Scheurer will be eligible for $2,115,000, or $705,000 per year.

     Employment will terminate if the term of the agreement expires without written agreement of both parties. The executive has the right to voluntarily terminate employment at any time with 30 days' notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from the Company in the event of an executive's departure for a period of two years.

     If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, the executive shall be entitled to severance pay for a period not to exceed 36 months for Mr. Walton; 30 months for Ms. Sweeney; and 24 months for Mr. Scheurer. Severance pay shall include the continuation of the employee's base salary, and the greater of (a) the average of the annual bonuses paid during the preceding three years, or (b) the amount of the last annual bonus paid to the employee. In addition, the executive shall be entitled to receive any payments under the long-term cash retention award that would have vested and been payable during the severance period. However, stock options would cease to vest during the severance period.

     If, within 12 months after a change of control (as defined in the employment agreements) termination of employment occurs either by the executive officer or the Company, the executive officer shall not be entitled to severance pay, but will instead be entitled to lump sum compensation as well as certain other benefits. For Mr. Walton, this lump sum is equal to three years of base salary and bonus (as calculated for severance pay), plus an amount equal to $5,565,000. For Ms. Sweeney, this lump sum is equal to two and a half years of base salary and bonus, plus an amount equal to $2,600,000. For Mr. Scheurer, this lump sum is equal to two years of base salary and bonus, plus an amount equal to $2,350,000. Under the terms of the agreement, the Company would also provide compensation to offset any applicable excise tax penalties imposed on the executive under section 4999 of the Internal Revenue Code.

     The other six employment agreements carry terms substantially similar to those of Mr. Scheurer's agreement, as described herein.

COMPENSATION PLANS

STOCK OPTION PLAN

     The Company's stock option plan (the "Stock Option Plan") is intended to encourage stock ownership in the Company by officers and directors, thus giving them a proprietary interest in the Company's performance. The Stock Option Plan was approved by shareholders at the Special Meeting of Shareholders on November 26, 1997. On May 9, 2000, the Company's stockholders amended the Stock Option Plan to increase the authorized shares under the plan to 12,350,000 shares as well as make certain other administrative changes.

     The Committee's principal objective in awarding stock options to the eligible officers of the Company is to align each optionee's interests with the success of the Company and the financial interests of its stockholders by linking a portion of such optionee's compensation with the performance of the Company's stock and the value delivered to stockholders.

     Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value and will have value only if the Company's stock price increases. The Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Committee evaluates a number of criteria, including the past service of each such optionee to the Company, the present and potential contributions of such optionee to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient's current stock holdings, years of service, position with the Company and other factors. The Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration.

     For the six months ended June 30, 2001 and for the year ended, December 31, 2000, a total of 550,000 and 4,162,112 options, respectively, were granted, including grants made by the Company's compensation committee to certain officers and automatic grants to non-officer directors of the Company. These options generally vest over a three-year period except that grants to non-officer directors vest immediately. See "Control Persons and Principal Holders of Securities" in the SAI for currently exercisable options granted to certain executive officers and non-officer directors.

     On September 8, 1999, the Company received approval from the Commission to grant options under the Stock Option Plan to non-officer directors. On that date, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the Commission order, each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of stockholders. New directors will receive options to purchase 10,000 shares upon election to the board, and options to purchase 5,000 shares each year thereafter on the date of the annual meeting.

     The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Stock Option Plan may qualify as "incentive stock options." To qualify as "incentive stock options," options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

FORMULA AWARD AND CUT-OFF AWARD

     Formula Award. The Formula Award was designed as an incentive compensation program that would replace stock options of the predecessor companies that were cancelled as a result of the Company's 1997 merger, and would balance share ownership among key officers. The Company accrued the Formula Award over the three-year period on the anniversary of the merger date (December 31) in 1998, 1999 and 2000. The Formula Award expense for 1998, 1999 and 2000 totaled $6.2 million, $6.2 million and $5.7 million, respectively. The terms of the Formula Award required that the award be contributed to the Company's deferred compensation plan, and used to purchase shares of the Company in the open market. See "Deferred Compensation Plan." The amount of the Formula Awards received by certain executive officers in 2000 is provided in the SAI.

     On January 2, 2001, the trust that holds the deferred compensation plan distributed shares of the Company's common stock with a value of $4,383,165 representing the final portion of the Formula Award that vested on December 31, 2000. These shares are held in restricted accounts at a brokerage firm.

     Cut-Off Award. The Cut-Off Award was designed to cap the appreciated value in unvested options at the merger announcement date in order to set the foundation to balance option awards upon the merger on December 31, 1997. The Cut-Off Award is payable for each canceled option as the canceled options would have vested and vests automatically in the event of a change of control. The Cut-Off Award is payable if the award recipient is employed by the Company on the future vesting date. The Cut-Off Award expense for the six months ended June 30, 2001 and for the year ended December 31, 2000 totaled $0.09 million and $0.5 million respectively. The amount of the Cut-Off Award received by certain executive officers in 2000 is provided in the SAI.

401(k) PLAN

     The Company maintains a 401(k) plan (the "401(k) Plan"). All employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan of up to $10,500, and to direct the investment of these contributions. The 401(k) Plan allows eligible participants to invest in shares of the Company's common stock, among other investment options. In addition, beginning in 2000, the Company contributed to each eligible participant (i.e., employees with one (1) year of service), 5% of each participant's total cash compensation for the year, up to $170,000, to each participant's plan account on the participant's behalf, which fully vests at the time of contribution. The contribution with respect to compensation in excess of $170,000 is made to the Deferred Compensation Plan. On March 16, 2001, the 401(k) Plan held less than 1% of the outstanding shares of the Company.

DEFERRED COMPENSATION PLAN

     The Company maintains a deferred compensation plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan is a funded plan that provides for the deferral of compensation by employees and consultants of the Company. Any employee or consultant of the Company is eligible to participate in the plan at such time and for such period as designated by the board of directors. The Deferred Compensation Plan is administered through a trust, and the Company funds this plan through cash contributions.

                                   TAX STATUS

     The following discussion is a general summary of the material United States federal income tax considerations applicable to the Company and to an investment in the common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of the common stock.

     This summary is intended to apply to investments in common stock and assumes that investors hold the common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if the Company invested in tax-exempt securities or certain other investment assets.

     This summary does not discuss the consequences of investments in preferred stock or debt securities of the Company. The tax consequences of an offering of preferred stock or debt securities of the Company will be discussed in a prospectus supplement relating to or for such offering.

     Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders ("Non-U.S. Stockholders") from an investment in the common stock. (A "U.S. Stockholder" generally is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in the common stock.

TAXATION AS A RIC

     The Company intends to be treated for tax purposes as a "regulated investment company" or "RIC" under Subchapter M of the Code. If the Company (i) qualifies as a RIC and (ii) distributes to stockholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gain) (the "90% Distribution Requirement") each year, it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes (or treats as "deemed distributed") to stockholders. In addition, if the Company distributes in a timely manner the sum of (i) 98% of its ordinary income for each calendar year,
(ii) 98% of its capital gain net income for the one-year period ending December 31 in that calendar year, and (iii) any income not distributed in prior years, the Company will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs (the "Excise Tax Avoidance Requirements"). The Company generally will endeavor to distribute (or treat as deemed distributed) to stockholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings. The Company will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to the stockholders.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act,
(b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities (the "90% Income Test"); and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company's assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses (the "Diversification Tests"). The failure of one or more of the Company's subsidiaries to continue to qualify as RICs could adversely affect the Company's ability to satisfy the Diversification Tests.

     If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in the Company's investment company taxable income for the year of accrual and may have to be distributed to the stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though the Company has not received any cash representing such income.

     Although it does not currently intend to do so, if the Company were to invest in certain options, futures, or forward contracts, it may be required to report income from such investments on a mark-to-market basis, which could result in the Company recognizing unrealized gains and losses for federal income tax purposes even though it may not realize such gains and losses when it ultimately disposes of such investments. The Company could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of its holding period for the investments. In addition, if the Company were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Company, defer losses to the Company, cause adjustments in the holding periods of the Company's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could affect the Company's investment company taxable income or net capital gain for a taxable year and thus affect the amounts that the Company would be required to distribute to its stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

     Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the Diversification Test. If the Company disposes of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, the

Company may make such dispositions at times that, from an investment standpoint, are not advantageous.

     If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distributions to its stockholders. In that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders.

     The remainder of this Summary assumes that the Company qualifies as a RIC and satisfies the 90% Distribution Requirement.

TAXATION OF STOCKHOLDERS

     Distributions of the Company generally are taxable to stockholders as ordinary income or capital gains. Distributions of the Company's investment company taxable income will be taxable as ordinary income to stockholders to the extent of the Company's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of the Company's net capital gains properly designated by the Company as "capital gain dividends" will be taxable to a stockholder as long-term capital gains regardless of the stockholder's holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through the company's DRIP plan). Distributions in excess of the Company's earnings and profits first will reduce a stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholder.

     At the Company's option, the Company may elect to retain some or all of its net capital gains for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Company will pay tax on the retained amount for the benefit of its stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for his or her common stock. Since the Company expects to pay tax on any retained net capital gains at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event the Company chooses this option, it must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

     You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

     You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock may be disallowed if other shares of the Company's common stock are purchased (under the Company's DRIP or otherwise) within 30 days before or after the disposition.

     In general, non-corporate stockholders currently are subject to a maximum federal income tax rate on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the common stock of the company) that is lower than the maximum rate for other income. Corporate taxpayers currently are subject to federal income tax on net capital gains at a maximum rate equal to the maximum rate applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in Section 1212(b) of the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

     The Company will send to each of its stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder's particular situation. The Company's ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

     A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from the Company. Accordingly, investment in the Company is likely to be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in the common stock.

     The Company may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions payable to (i) any stockholder who fails to furnish the Company with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies the Company that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The Company may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder's country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF AN INVESTMENT IN THE COMPANY, INCLUDING THE POSSIBLE EFFECT OF ANY PENDING LEGISLATION OR PROPOSED REGULATION.

                         CERTAIN GOVERNMENT REGULATIONS

     We operate in a highly regulated environment. The following discussion generally summarizes certain regulations.

     BUSINESS DEVELOPMENT COMPANY ("BDC"). A business development company is defined and regulated by the Investment Company Act of 1940. It is a unique kind of investment company that primarily focuses on investing in or lending to small private companies and making managerial assistance available to them. A BDC may use capital provided by public shareholders and from other sources to invest in long-term, private investments in growing businesses. A BDC provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in privately owned growth companies.

     As a BDC, we may not acquire any asset other than "Qualifying Assets" unless, at the time we make the acquisition, our Qualifying Assets represent at least 70% of the value of our total assets (the "70% test"). The principal categories of Qualifying Assets relevant to our business are:

     (1) Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that (a) is organized and has its principal place of business in the United States,
         (b) is not an investment company other than an SBIC wholly owned by a BDC (our investment in Allied Investment and certain other subsidiaries generally are Qualifying Assets), and (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

     (2) Securities received in exchange for or distributed with respect to securities described in (1) above or pursuant to the exercise of options, warrants, or rights relating to such securities; and

     (3) Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

     To include certain securities described above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We will provide managerial assistance on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived.

     As a BDC, the Company is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by our SBIC subsidiary, and therefore any borrowings by these subsidiaries are not included in this asset coverage test. See "Risk Factors."

     We have adopted a Code of Ethics that establishes procedures for personal investments and restricts certain transactions by the Company's personnel. A copy of the Code of Ethics may be reviewed at or obtained from the Commission. See "Where You Can Find More Information."

     We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of our shares. Since we made our BDC election, we have not made any substantial change in the nature of our business.

     REGULATED INVESTMENT COMPANY ("RIC"). Our status as a RIC enables us to avoid the cost of federal taxation and generally avoid the cost of state taxation, and as a result achieve pre-tax investment returns. We believe that this tax advantage enables us to achieve strong equity returns without having to aggressively leverage our balance sheet.

     In order to qualify as a RIC, the Company must, among other things:

     (1) Continue to qualify as a BDC.

     (2) Derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities.

     (3) Diversify its holdings so that

        (a) at least 50% of the value of the Company's assets consists of cash, cash items, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets and 10% of the outstanding voting securities of the issuer, and

        (b) no more than 25% of the value of the Company's assets are invested in securities (other than U.S. government securities) of any one issuer, or of two or more issuers that are controlled by the Company and which are engaged in same or similar or related trades or businesses.

     (4) Distribute at least 90% of its "investment company taxable income" each tax year to its shareholders. In addition, if the Company distributes in a timely manner (or treats as "deemed distributed") 98% of its capital gain net income for each one year period ending on December 31 and distributes 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs.

     SBA REGULATIONS. Allied Investment, a wholly owned subsidiary of the Company, is licensed by the SBA as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"), and has elected to be regulated as a BDC.

     SBICs are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the most recent two fiscal years. In addition, an SBIC must devote 20% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the most recent two fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

     Allied Investment is periodically examined and audited by the SBA staff to determine its compliance with SBIC regulations.

     Allied Investment has the opportunity to sell to the SBA subordinated debentures with a maturity of up to ten years, up to an aggregate principal amount of $108.8 million. This limit generally applies to all financial assistance provided by the SBA to any licensee and its "associates," as that term is defined in SBA regulations. Historically, an SBIC was also eligible to sell preferred stock to the SBA. Allied Investment had received $87.0 million of subordinated debentures and $7.0 million of preferred stock from the SBA at June 30, 2001; as a result of the $108.8 million limit, the Company is limited on its ability to apply for additional financing from the SBA. Interest rates on the SBA debentures currently outstanding have a weighted average interest cost of 8.3%.

                           DIVIDEND REINVESTMENT PLAN

     We have adopted an "opt out" dividend reinvestment plan ("DRIP plan"). Under the DRIP plan, if you own shares of common stock registered in your own name, our transfer agent, acting as reinvestment plan agent, will automatically reinvest any dividend in additional shares of common stock. Shareholders may change enrollment status in the DRIP plan at any time by contacting either the plan agent or the Company.

     A shareholder's ability to participate in a DRIP plan may be limited according to how the shares of common stock are registered. A nominee may preclude beneficial owners holding shares in street name from participating in the DRIP plan. Shareholders who wish to participate in a DRIP plan may need to register their shares of common stock in their own name. Shareholders will be informed of their right to opt out of the DRIP plan in the

Company's annual and quarterly reports to shareholders. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

     All distributions to investors who do not participate (or whose nominee elects not to participate) in the DRIP plan will be paid by check mailed directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is 800-937-5449.

     Under the DRIP plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the DRIP plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the DRIP plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

                           DESCRIPTION OF SECURITIES

     The following summary of the Company's capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, the Company's Amended and Restated Articles of Incorporation, as amended (the "Charter"). Reference is made to the Charter for a detailed description of the provisions summarized below.

     On September 18, 2000, the Board of Directors voted unanimously to amend the Company's Charter to increase its authorized capital stock (the "Capital Stock") from 100,000,000 shares, $0.0001 par value, to 200,000,000 shares, and authorized management to hold a special meeting of shareholders on November 15, 2000 to seek shareholder approval for such amendment. The Charter amendment was approved by shareholders and the Charter amendment was filed with the state of Maryland on November 17, 2000.

     The Board of Directors may classify and reclassify any unissued shares of Capital Stock of the Company by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of Capital Stock.

COMMON STOCK

     At August 22, 2001, there were 92,744,319 shares of common stock outstanding and 11,437,208 shares of common stock reserved for issuance under the Amended Stock Option Plan. The following are the outstanding classes of securities of the Company as of August 22, 2001:

                                                                        (4)
                                                         (3)          AMOUNT
                                                     AMOUNT HELD    OUTSTANDING
                                           (2)       BY COMPANY    EXCLUSIVE OF
                            (1)          AMOUNT      OR FOR ITS    AMOUNTS SHOWN
                       TITLE OF CLASS  AUTHORIZED      ACCOUNT       UNDER(3)
                       --------------  -----------   -----------   -------------
Allied Capital
  Corporation........  Common Stock    200,000,000          --      92,744,319

     All shares of common stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by the Board of Directors of the Company out of funds legally available therefore. Our common stock has no preemptive, conversion, or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all assets of the Company that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

PREFERRED STOCK

     In addition to shares of common stock, the articles of incorporation authorizes the issuance of preferred stock ("Preferred Stock"). The Board of Directors is authorized to provide for the issuance of Preferred Stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements for the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, the Preferred Stock, together with all other senior securities, must not exceed an amount equal to 50% of the Company's total assets and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Preferred Stock are in arrears by two years or more. The Company believes the availability of such stock will provide the Company with increased flexibility in structuring future financings and acquisitions. If we offer Preferred Stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the Preferred Stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

DEBT SECURITIES

     The Company may issue debt securities that may be senior or subordinated in priority of payment. The Company will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

LIMITATION ON LIABILITY OF DIRECTORS

     The Company has adopted provisions in its charter and bylaws limiting the liability of directors and officers of the Company for monetary damages. The effect of these provisions in the charter and bylaws is to eliminate the rights of the Company and its shareholders (through shareholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

CERTAIN ANTI-TAKEOVER PROVISIONS

     The charter and bylaws of the Company and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the charter and the bylaws.

CLASSIFIED BOARD OF DIRECTORS

     The charter provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure continuity and stability of the Company's management and policies.

ISSUANCE OF PREFERRED STOCK

     The Board of Directors of the Company, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

MARYLAND CORPORATE LAW

     The Company is subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such states for their entire terms.

     BUSINESS COMBINATION STATUTE. Certain provisions of the Maryland Law establish special requirements with respect to "business combinations" between Maryland corporations and "interested shareholders" unless exemptions are applicable (the "Business Combination Statute"). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a super majority vote for such transactions after the end of such five-year period.

     "Interested shareholders" are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. "Business combinations" include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

     Unless an exemption is available, a "business combination" may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation's shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

     A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

     CONTROL SHARE ACQUISITION STATUTE. The Maryland Law imposes limitations on the voting rights of shares acquired in a "control share acquisition." The control share statute defines a "control share acquisition" to mean the acquisition, directly or indirectly, of "control shares" subject to certain exceptions. "Control shares" of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

     (1) one-tenth or more but not less than one-third;

     (2) one-third or more but less than a majority; or

     (3) a majority of all voting power.

     Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

     The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an "acquiring person statement," but only if the acquiring person:

     (1) gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

     (2) submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

     In addition, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for "fair value" as determined pursuant to the control share statue in the event:

     (1) there is a shareholder vote and the grant of voting rights is not approved; or

     (2) an "acquiring person statement" is not delivered to the target within 10 days following a control share acquisition.

     Moreover, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to the Company. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

REGULATORY RESTRICTIONS

     Allied Investment, a wholly owned subsidiary, is an SBIC. The SBA prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

                              PLAN OF DISTRIBUTION

     We may offer, from time to time, up to $300,000,000 of our Securities. We may sell the Securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the Securities will be named in the applicable prospectus supplement.

     The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of common stock, the offering price per share, less any underwriting commissions or discounts, must equal or exceed the net asset value ("NAV") per share of our common stock at the time of the offering.

     In connection with the sale of the Securities, underwriters or agents may receive compensation from the Company or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable prospectus supplement.

     Any common stock sold pursuant to a prospectus supplement will be quoted on the New York Stock Exchange, or another exchange on which the common stock is traded.

     Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

     If so indicated in the applicable prospectus supplement, the Company will authorize underwriters or other persons acting as the Company's agents to solicit offers by certain institutions to purchase the Securities from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

     In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

                                 LEGAL MATTERS

     The legality of the Securities offered hereby will be passed upon for the Company by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

                SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT
                                 AND REGISTRAR

     The Company's and its subsidiaries' investments are held in safekeeping by Riggs Bank, N.A. at 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their reports have been audited by Arthur Andersen LLP, independent public accountants, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

General Information and History.............................   B-2
Investment Objective and Policies...........................   B-2
Management..................................................   B-2
     Compensation of Executive Officers and Directors.......   B-2
     Compensation of Directors..............................   B-3
     Stock Option Awards....................................   B-3
     Formula Award and Cut-off Award........................   B-5
     Committees of the Board of Directors...................   B-5
Control Persons and Principal Holders of Securities.........   B-6
Investment Advisory Services................................   B-7
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   B-7
Brokerage Allocation and Other Practices....................   B-7

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Consolidated Balance Sheet -- June 30, 2001 (unaudited) and
  December 31, 2000 and 1999................................  F-1
Consolidated Statement of Operations -- For the Six Months
  Ended June 30, 2001 and 2000 (unaudited) and for the Years
  Ended December 31, 2000, 1999 and 1998....................  F-2
Consolidated Statement of Changes in Net Assets -- For the
  Six Months Ended June 30, 2001 and 2000 (unaudited) and
  for the Years Ended December 31, 2000, 1999 and 1998......  F-3
Consolidated Statement of Cash Flows -- For the Six Months
  Ended June 30, 2001 and 2000 (unaudited) and for the Years
  Ended December 31, 2000, 1999 and 1998....................  F-4
Consolidated Statement of Investments -- June 30, 2001
  (unaudited) and December 31, 2000.........................  F-5
Notes to Consolidated Financial Statements..................  F-21
Report of Independent Public Accountants....................  F-44

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

                                                                             DECEMBER 31,
                                                         JUNE 30,     --------------------------
                                                           2001           2000           1999
                                                        -----------   -------------   ----------
    (IN THOUSANDS, EXCEPT NUMBER OF SHARE AMOUNTS)      (UNAUDITED)
                                             ASSETS
Portfolio at value:
      Private finance (cost: 2001-$1,374,096;
         2000-$1,262,529; 1999-$639,171)                $1,405,386     $1,282,467     $  647,040
      Commercial real estate finance (cost:
         2001-$592,901; 2000-$503,366;
         1999-$522,022)...............................     595,176        505,534        520,029
      Small business finance (cost: 2001-$0; 2000-$0;
         1999-$61,708)................................          --             --         61,428
                                                        ----------     ----------     ----------
          Total portfolio at value....................   2,000,562      1,788,001      1,228,497
                                                        ----------     ----------     ----------
Cash and cash equivalents.............................       3,433          2,449         18,155
Other assets..........................................      79,839         63,367         43,386
                                                        ----------     ----------     ----------
          Total assets................................  $2,083,834     $1,853,817     $1,290,038
                                                        ==========     ==========     ==========
                              LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
      Notes payable and debentures....................  $  716,314     $  704,648     $  487,350
      Revolving credit facilities.....................     164,750         82,000        105,500
      Accounts payable and other liabilities..........      24,109         30,477         22,675
                                                        ----------     ----------     ----------
          Total liabilities...........................     905,173        817,125        615,525
                                                        ----------     ----------     ----------
Commitments and Contingencies
Preferred stock.......................................       7,000          7,000          7,000
Shareholders' equity:
      Common stock, $0.0001 par value, 200,000,000
         shares authorized; 91,578,184, 85,291,696 and
         65,930,360 shares issued and outstanding at
         June 30, 2001, December 31, 2000 and 1999,
         respectively.................................           9              9              7
      Additional paid-in capital......................   1,176,587      1,043,653        699,148
      Common stock held in deferred compensation trust
         (0 shares, 234,977 shares and 516,779 shares
         at June 30, 2001, December 31, 2000 and 1999,
         respectively)................................          --             --         (6,218)
      Notes receivable from sale of common stock......     (26,237)       (25,083)       (29,461)
      Net unrealized appreciation on portfolio........      30,676         19,378          4,517
      Distributions in excess of earnings.............      (9,374)        (8,265)          (480)
                                                        ----------     ----------     ----------
          Total shareholders' equity..................   1,171,661      1,029,692        667,513
                                                        ----------     ----------     ----------
          Total liabilities and shareholders'
             equity...................................  $2,083,834     $1,853,817     $1,290,038
                                                        ==========     ==========     ==========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                   FOR THE SIX MONTHS         FOR THE YEARS ENDED
                                                     ENDED JUNE 30,               DECEMBER 31,
                                                   -------------------   ------------------------------
                                                     2001       2000       2000       1999       1998
    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)       --------   --------   --------   --------   --------
                                                       (UNAUDITED)
Interest and related portfolio income:
      Interest and dividends.....................  $113,699   $81,714    $182,307   $121,112   $ 80,281
      Premiums from loan dispositions............     1,731     7,843      16,138     14,284      5,949
      Post-Merger gain on securitization of
        commercial mortgage loans................        --        --          --         --     14,812
      Fees and other income......................    18,380     4,305      13,144      5,744      5,696
                                                   --------   -------    --------   --------   --------
          Total interest and related portfolio
            income...............................   133,810    93,862     211,589    141,140    106,738
                                                   --------   -------    --------   --------   --------
Expenses:
      Interest...................................    31,881    26,591      57,412     34,860     20,694
      Employee...................................    13,965     9,760      19,842     16,136     11,829
      Administrative.............................     6,027     6,835      15,435     12,350     11,921
                                                   --------   -------    --------   --------   --------
          Total operating expenses...............    51,873    43,186      92,689     63,346     44,444
                                                   --------   -------    --------   --------   --------
      Formula and cut-off awards.................        91     3,403       6,183      6,753      7,049
                                                   --------   -------    --------   --------   --------
Net operating income before net realized and
  unrealized gains...............................    81,846    47,273     112,717     71,041     55,245
                                                   --------   -------    --------   --------   --------
Net realized and unrealized gains:
      Net realized gains.........................     4,991    15,041      15,523     25,391     22,541
      Net unrealized gains.......................    11,297     2,057      14,861      2,138      1,079
                                                   --------   -------    --------   --------   --------
          Total net realized and unrealized
            gains................................    16,288    17,098      30,384     27,529     23,620
                                                   --------   -------    --------   --------   --------
Net income before income taxes...................    98,134    64,371     143,101     98,570     78,865
                                                   --------   -------    --------   --------   --------
Income tax expense...............................        --        --          --         --        787
                                                   --------   -------    --------   --------   --------
Net increase in net assets resulting from
  operations.....................................  $ 98,134   $64,371    $143,101   $ 98,570   $ 78,078
                                                   ========   =======    ========   ========   ========
Basic earnings per common share..................  $   1.12   $  0.94    $   1.95   $   1.64   $   1.50
                                                   ========   =======    ========   ========   ========
Diluted earnings per common share................  $   1.10   $  0.94    $   1.94   $   1.64   $   1.50
                                                   ========   =======    ========   ========   ========
Weighted average common shares
  outstanding -- basic...........................    87,441    68,128      73,165     59,877     51,941
                                                   ========   =======    ========   ========   ========
Weighted average common shares
  outstanding -- diluted.........................    88,966    68,175      73,472     60,044     51,974
                                                   ========   =======    ========   ========   ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

                                            FOR THE SIX MONTHS
                                              ENDED JUNE 30,       FOR THE YEARS ENDED DECEMBER 31,
                                           ---------------------   --------------------------------
                                              2001        2000        2000        1999       1998
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)   ----------   --------   ----------   --------   --------
                                                (UNAUDITED)
Operations:
     Net operating income before realized
       and unrealized gains..............  $   81,846   $ 47,273   $  112,717   $ 71,041   $ 55,245
     Net realized gains..................       4,991     15,041       15,523     25,391     22,541
     Net unrealized gains................      11,297      2,057       14,861      2,138      1,079
     Income tax expense..................          --         --           --         --       (787)
                                           ----------   --------   ----------   --------   --------
          Net increase in net assets
            resulting from operations....      98,134     64,371      143,101     98,570     78,078
                                           ----------   --------   ----------   --------   --------
Shareholder distributions:
     Common stock dividends..............     (87,836)   (63,866)    (135,795)   (97,941)   (75,087)
     Preferred stock dividends...........        (110)      (110)        (230)      (230)      (230)
                                           ----------   --------   ----------   --------   --------
          Net decrease in net assets
            resulting from shareholder
            distributions................     (87,946)   (63,976)    (136,025)   (98,171)   (75,317)
                                           ----------   --------   ----------   --------   --------
Capital share transactions:
     Sale of common stock................     123,262    141,954      250,912    164,269     69,675
     Issuance of common stock for
       portfolio investments.............          --      1,485       86,076         --         --
     Issuance of common stock upon the
       exercise of stock options.........       6,258      1,431        3,309      5,920        221
     Issuance of common stock in lieu of
       cash distributions................       3,415      2,420        4,773      4,610      6,184
     Net decrease (increase) in notes
       receivable from sale of common
       stock.............................      (1,154)        --        4,378     (5,725)     5,576
     Net decrease (increase) in common
       stock held in deferred
       compensation trust................          --      3,427        6,218      6,972    (13,190)
     Other...............................          --       (572)        (563)      (290)        71
                                           ----------   --------   ----------   --------   --------
          Net increase in net assets
            resulting from capital share
            transactions.................     131,781    150,145      355,103    175,756     68,537
                                           ----------   --------   ----------   --------   --------
          Total increase in net assets...  $  141,969   $150,540   $  362,179   $176,155   $ 71,298
                                           ==========   ========   ==========   ========   ========
Net assets at beginning of period........  $1,029,692   $667,513   $  667,513   $491,358   $420,060
                                           ----------   --------   ----------   --------   --------
Net assets at end of period..............  $1,171,661   $818,053   $1,029,692   $667,513   $491,358
                                           ----------   --------   ----------   --------   --------
Net asset value per common share.........  $    12.79   $  10.96   $    12.11   $  10.20   $   8.79
                                           ----------   --------   ----------   --------   --------
Common shares outstanding at end of
  period.................................      91,578     74,636       85,057     65,414     55,919
                                           ==========   ========   ==========   ========   ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                           FOR THE SIX MONTHS
                                             ENDED JUNE 30,       FOR THE YEARS ENDED DECEMBER 31,
                                          ---------------------   --------------------------------
                                            2001        2000        2000       1999        1998
             (IN THOUSANDS)               ---------   ---------   --------   ---------   ---------
                                               (UNAUDITED)
Cash flows from operating activities:
  Net increase in net assets resulting
     from operations....................  $  98,134   $  64,371   $143,101   $  98,570   $  78,078
  Adjustments
     Net unrealized gains...............    (11,297)     (2,057)   (14,861)     (2,138)     (1,079)
     Post-Merger gain on securitization
       of commercial mortgages..........         --          --         --          --     (14,812)
     Depreciation and amortization......        479         423        925         788         702
     Amortization of loan discounts and
       fees.............................     (7,722)     (6,211)   (10,101)    (10,674)     (6,032)
     Changes in other assets and
       liabilities......................    (10,455)     (9,484)     2,036      (8,712)     11,998
                                          ---------   ---------   --------   ---------   ---------
       Net cash provided by operating
          activities....................     69,139      47,042    121,100      77,834      68,855
                                          ---------   ---------   --------   ---------   ---------
Cash flows from investing activities:
  Portfolio investments.................   (320,409)   (431,600)  (889,251)   (751,871)   (524,530)
  Repayments of investment principal....     44,149      58,833    154,112     145,706     138,081
  Proceeds from loan sales..............     74,648     117,092    280,244     198,368      81,013
  Proceeds from securitization of
     commercial mortgages...............         --          --         --          --     223,401
  Net redemption of U.S. government
     securities.........................         --          --         --          --      11,091
  Other investing activities............     (1,846)      3,280      1,417      (1,754)     (2,539)
                                          ---------   ---------   --------   ---------   ---------
       Net cash used in investing
          activities....................   (203,458)   (252,395)  (453,478)   (409,551)    (73,483)
                                          ---------   ---------   --------   ---------   ---------
Cash flows from financing activities:
  Sale of common stock..................    123,262     141,954    250,912     164,269      69,896
  Purchase of common stock by deferred
     compensation trust.................         --          --         --          --     (19,431)
  Collections of notes receivable from
     sale of common stock...............      3,002       2,567      6,363         195       5,591
  Common dividends and distributions
     paid...............................    (84,422)    (61,446)  (131,022)    (95,031)    (69,536)
  Special undistributed earnings
     distribution paid..................         --          --         --          --      (8,848)
  Preferred stock dividends paid........       (110)       (110)      (230)       (230)       (450)
  Net borrowings under (payments on)
     notes payable and debentures.......     11,666       8,000    217,298     254,000     (69,471)
  Net borrowings under (payments on)
     revolving lines of credit..........     82,750     125,500    (23,500)      4,500      56,158
  Other financing activities............       (845)       (543)    (3,149)     (2,906)     (4,643)
                                          ---------   ---------   --------   ---------   ---------
       Net cash provided by (used in)
          financing activities..........    135,303     215,922    316,672     324,797     (40,734)
                                          ---------   ---------   --------   ---------   ---------
Net increase (decrease) in cash and cash
  equivalents...........................  $     984   $  10,569   $(15,706)  $  (6,920)  $ (45,362)
                                          ---------   ---------   --------   ---------   ---------
Cash and cash equivalents at beginning
  of period.............................  $   2,449   $  18,155   $ 18,155   $  25,075   $  70,437
                                          ---------   ---------   --------   ---------   ---------
Cash and cash equivalents at end of
  period................................  $   3,433   $  28,724   $  2,449   $  18,155   $  25,075
                                          =========   =========   ========   =========   =========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INVESTMENTS

                                                                                             JUNE 30, 2001
            PRIVATE FINANCE                                                                   (UNAUDITED)
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
Ability One Corporation                  Loans                                          $   10,309   $   10,309
---------------------------------------------------------------------------------------------------------------
ACE Products, Inc.                       Loans                                              14,738       14,738
---------------------------------------------------------------------------------------------------------------
Acme Paging, L.P.                        Debt Securities                                     6,988        6,988
                                         Limited Partnership Interest                        1,456           --
---------------------------------------------------------------------------------------------------------------
Allied Office Products, Inc.             Debt Securities                                     9,395        9,395
                                         Warrants                                              629          629
---------------------------------------------------------------------------------------------------------------
American Barbecue & Grill, Inc.          Warrants                                              125           --
---------------------------------------------------------------------------------------------------------------
American Home Care Supply,               Debt Securities                                     6,878        6,878
  LLC                                    Warrants                                              579          579
---------------------------------------------------------------------------------------------------------------
Aspen Pet Products, Inc.                 Loans                                              14,135       14,135
                                         Series A Preferred Stock (1,860 shares)             1,907        1,907
                                         Series A Common Stock (1,400 shares)                  140          140
---------------------------------------------------------------------------------------------------------------
ASW Holding Corporation                  Warrants                                               25           25
---------------------------------------------------------------------------------------------------------------
Aurora Communications, LLC               Loans                                              15,266       15,266
                                         Equity Interest                                     2,461        4,308
---------------------------------------------------------------------------------------------------------------
Autania AG(1)                            Debt Securities                                     4,298        4,298
                                         Common Stock (250,000 shares)                       2,140        2,140
---------------------------------------------------------------------------------------------------------------
Avborne, Inc.                            Debt Securities                                    12,142       12,142
                                         Warrants                                            1,180        1,180
---------------------------------------------------------------------------------------------------------------
Bakery Chef, Inc.                        Loans                                              16,448       16,448
---------------------------------------------------------------------------------------------------------------
Blue Rhino Corporation(1)                Debt Securities                                    13,725       13,725
                                         Warrants                                            1,200        1,200
---------------------------------------------------------------------------------------------------------------
Border Foods, Inc.                       Debt Securities                                     9,285        9,285
                                         Series A Convertible Preferred Stock
                                         (50,919 shares)                                     2,000        2,000
                                         Warrants                                              665          665
---------------------------------------------------------------------------------------------------------------
Business Loan Express, Inc.              Debt Securities                                    68,539       68,539
                                         Preferred Stock (25,111 shares)                    25,111       25,111
                                         Common Stock (25,503,043 shares)                  104,515      120,015
                                         Guaranty ($51.7 million -- See Note 3)                 --           --
---------------------------------------------------------------------------------------------------------------
Camden Partners Strategic Fund II, L.P.  Limited Partnership Interest                          893          893
---------------------------------------------------------------------------------------------------------------
CampGroup, LLC                           Debt Securities                                     2,637        2,637
                                         Warrants                                              220          220
---------------------------------------------------------------------------------------------------------------
Candlewood Hotel Company(1)              Preferred Stock (3,250 shares)                      3,250        3,250
---------------------------------------------------------------------------------------------------------------
Celebrities, Inc.                        Loan                                                  258          258
                                         Warrants                                               12          662
---------------------------------------------------------------------------------------------------------------
Classic Vacation Group, Inc.(1)          Loan                                                6,035        6,035
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.


  The accompanying notes are an integral part of these consolidated financial statements.

                                                                                             JUNE 30, 2001
            PRIVATE FINANCE                                                                   (UNAUDITED)
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
Colibri Holding Corporation              Loans                                          $    3,451   $    3,451
                                         Common Stock (3,362 shares)                         1,250        1,250
                                         Warrants                                              290          290
---------------------------------------------------------------------------------------------------------------
The Color Factory Inc.                   Loan                                                4,433        4,433
                                         Preferred Stock                                       250          250
                                         Common Stock (980 shares)                           6,535        6,535
---------------------------------------------------------------------------------------------------------------
Component Hardware Group, Inc.           Debt Securities                                    10,536       10,536
                                         Class A Preferred Stock (18,000 shares)             1,800        1,800
                                         Common Stock (2,000 shares)                           200          200
---------------------------------------------------------------------------------------------------------------
Convenience Corporation of               Debt Securities                                     8,355        2,738
  America                                Series A Preferred Stock (31,521 shares)              334           --
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Cooper Natural Resources, Inc.           Debt Securities                                     3,724        3,724
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
CorrFlex Graphics, LLC                   Loan                                                6,964        6,964
                                         Debt Securities                                     4,960        4,960
                                         Warrants                                               --        1,250
                                         Options                                                --           --
---------------------------------------------------------------------------------------------------------------
Coverall North America, Inc.             Loan                                                9,697        9,697
                                         Debt Securities                                     5,247        5,247
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
CPM Acquisition Corp.                    Loan                                                9,453        9,453
---------------------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.               Hungarian Quotas (9.2%)                               700           --
---------------------------------------------------------------------------------------------------------------
CTT Holdings                             Loan                                                1,303        1,303
---------------------------------------------------------------------------------------------------------------
CyberRep                                 Loan                                                1,041        1,041
                                         Debt Securities                                    11,062       11,062
                                         Warrants                                              660        3,310
---------------------------------------------------------------------------------------------------------------
The Debt Exchange Inc.                   Series B Convertible Preferred Stock
                                         (921,829 shares)                                    1,250        1,250
---------------------------------------------------------------------------------------------------------------
Directory Investment Corporation         Common Stock (470 shares)                             106           26
---------------------------------------------------------------------------------------------------------------
Directory Lending Corporation            Series A Common Stock (34 shares)                      --           --
                                         Series B Common Stock (6 shares)                        8           --
                                         Series C Common Stock (10 shares)                      22           --
---------------------------------------------------------------------------------------------------------------
Drilltec Patents & Technologies          Loan                                               10,918        9,262
  Company, Inc.                          Debt Securities                                     1,500        1,500
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
eCentury Capital Partners, L.P.          Limited Partnership Interest                        1,875        1,875
---------------------------------------------------------------------------------------------------------------
EDM Consulting, LLC                      Debt Securities                                     1,801          369
                                         Common Stock (100 shares)                             250           --
---------------------------------------------------------------------------------------------------------------
El Dorado Communications, Inc.           Loans                                                 306          306
---------------------------------------------------------------------------------------------------------------
Elexis Beta GmbH                         Options                                               424          524
---------------------------------------------------------------------------------------------------------------
Eparfin S.A.                             Loan                                                   29           29
---------------------------------------------------------------------------------------------------------------
Esquire Communications Ltd.(1)           Warrants                                                6           --
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                                             JUNE 30, 2001
            PRIVATE FINANCE                                                                   (UNAUDITED)
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
E-Talk Corporation                       Debt Securities                                $    8,852   $    6,509
                                         Warrants                                            1,157           --
---------------------------------------------------------------------------------------------------------------
Executive Greetings, Inc.                Debt Securities                                    15,908       15,908
                                         Warrants                                              360          360
---------------------------------------------------------------------------------------------------------------
ExTerra Credit Recovery, Inc.            Series A Preferred Stock (500 shares)                 594          344
                                         Common Stock (2,500 shares)                            --           --
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Fairchild Industrial Products            Debt Securities                                     5,841        5,841
  Company                                Warrants                                              280        3,628
---------------------------------------------------------------------------------------------------------------
Galaxy American                          Debt Securities                                    43,137       43,887
  Communications, Inc.                   Options                                                --           --
---------------------------------------------------------------------------------------------------------------
Garden Ridge Corporation                 Debt Securities                                    26,835       26,835
                                         Preferred Stock (1,130 shares)                      1,130        1,130
                                         Common Stock (471 shares)                             613          613
---------------------------------------------------------------------------------------------------------------
Genesis Worldwide, Inc.(1)               Loan                                                1,067           --
---------------------------------------------------------------------------------------------------------------
Gibson Guitar Corporation                Debt Securities                                    16,803       16,803
                                         Warrants                                              525        2,325
---------------------------------------------------------------------------------------------------------------
Ginsey Industries, Inc.                  Loans                                               5,000        5,000
                                         Convertible Debentures                                500          500
                                         Warrants                                               --          504
---------------------------------------------------------------------------------------------------------------
Global Communications, LLC               Debt Securities                                    12,931       12,931
                                         Equity Interest                                    11,067       11,067
                                         Options                                             1,639        1,639
---------------------------------------------------------------------------------------------------------------
Grant Broadcasting Systems II            Warrants                                               87        5,976
---------------------------------------------------------------------------------------------------------------
Grant Television, Inc.                   Equity Interest                                       660          660
---------------------------------------------------------------------------------------------------------------
Grotech Partners, VI, L.P.               Limited Partnership Interest                        1,179          878
---------------------------------------------------------------------------------------------------------------
The Hartz Mountain Corporation           Debt Securities                                    27,298       27,298
                                         Common Stock (200,000 shares)                       2,000        2,000
                                         Warrants                                            2,613        2,613
---------------------------------------------------------------------------------------------------------------
HealthASPex, Inc.                        Series A Convertible Preferred Stock
                                         (1,036,700 shares)                                  4,140        4,140
                                         Series A Preferred Stock
                                         (414,680 shares)                                      760          760
                                         Common Stock (1,451,380 shares)                         4            4
---------------------------------------------------------------------------------------------------------------
HMT, Inc.                                Debt Securities                                     9,960        9,960
                                         Common Stock (300,000 shares)                       3,000        3,000
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Hotelevision, Inc.                       Preferred Stock (315,100 shares)                      315          315
---------------------------------------------------------------------------------------------------------------
Icon International, Inc.                 Class A Common Stock (12,114 shares)                1,142        1,423
                                         Class C Common Stock (25,707 shares)                   76           95
---------------------------------------------------------------------------------------------------------------
Impact Innovations Group                 Debt Securities                                     6,477        6,477
                                         Warrants                                            1,674        1,674
---------------------------------------------------------------------------------------------------------------
Intellirisk Management Corporation       Loans                                              21,873       21,873
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                                             JUNE 30, 2001
            PRIVATE FINANCE                                                                   (UNAUDITED)
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
International Fiber Corporation          Debt Securities                                $   21,950   $   21,950
                                         Common Stock (1,029,068 shares)                     5,483        5,483
                                         Warrants                                              550          550
---------------------------------------------------------------------------------------------------------------
iSolve Incorporated                      Series A Preferred Stock (14,853 shares)              874          588
                                         Common Stock (13,306 shares)                           14           --
---------------------------------------------------------------------------------------------------------------
Jakel, Inc.                              Loan                                               19,667       19,667
---------------------------------------------------------------------------------------------------------------
JRI Industries, Inc.                     Debt Securities                                     1,962        1,962
                                         Warrants                                               74           74
---------------------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.                    Debt Securities                                     1,682        1,682
                                         Warrants                                              259        6,500
---------------------------------------------------------------------------------------------------------------
Kirker Enterprises, Inc.                 Warrants                                              348        4,494
                                         Equity Interest                                         4           11
---------------------------------------------------------------------------------------------------------------
Kirkland's, Inc.                         Debt Securities                                     7,098        7,098
                                         Preferred Stock (917 shares)                          412          412
                                         Warrants                                               96           96
---------------------------------------------------------------------------------------------------------------
Kyrus Corporation                        Debt Securities                                     7,772        7,772
                                         Warrants                                              348          348
---------------------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems, Inc.         Debt Securities                                     4,232        4,232
                                         Common Stock (64,535 shares)                          142          142
---------------------------------------------------------------------------------------------------------------
The Loewen Group, Inc.(1)                High-Yield Senior Secured Debt                     15,150       13,650
---------------------------------------------------------------------------------------------------------------
Logic Bay Corporation                    Preferred Stock (1,131,222 shares)                  5,000        5,000
---------------------------------------------------------------------------------------------------------------
Love Funding Corporation                 Series D Preferred
                                         Stock (26,000 shares)                                 359          213
---------------------------------------------------------------------------------------------------------------
Magna Card, Inc.                         Debt Securities                                       152          152
                                         Preferred Stock (1,875 shares)                         94           94
                                         Common Stock (4,687 shares)                            --           --
---------------------------------------------------------------------------------------------------------------
Master Plan, Inc.                        Loan                                                1,204        1,204
                                         Common Stock (156 shares)                              42        3,042
---------------------------------------------------------------------------------------------------------------
MedAssets.com, Inc.                      Series B Convertible
                                         Preferred Stock (227,665 shares)                    2,049        2,049
                                         Warrants                                              136          136
---------------------------------------------------------------------------------------------------------------
Mid-Atlantic Venture Fund IV, L.P.       Limited Partnership Interest                        2,475        2,402
---------------------------------------------------------------------------------------------------------------
Midview Associates, L.P.                 Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.               Debt Securities                                     1,823          153
                                         Common Stock (33,333 shares)                           --           --
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
MortgageRamp.com, Inc.                   Class A Common Stock (800,000 shares)               4,000        4,000
---------------------------------------------------------------------------------------------------------------
Morton Grove                             Loan                                               15,747       15,747
  Pharmaceuticals, Inc.                  Redeemable Convertible Preferred Stock
                                           (106,947 shares)                                  5,000        9,000
---------------------------------------------------------------------------------------------------------------
MVL Group                                Debt Securities                                    14,406       14,406
                                         Warrants                                              643          643
---------------------------------------------------------------------------------------------------------------
NETtel Communications, Inc.              Debt Securities                                    13,483        8,483
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                                             JUNE 30, 2001
            PRIVATE FINANCE                                                                   (UNAUDITED)
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
Nobel Learning Communities,              Debt Securities                                $    9,615   $    9,615
  Inc.(1)                                Series D Convertible
                                         Preferred Stock (265,957 shares)                    2,000        2,000
                                         Warrants                                              575          575
---------------------------------------------------------------------------------------------------------------
North American                           Loans                                               1,390          840
  Archery, LLC                           Convertible Debentures                              2,248        2,008
---------------------------------------------------------------------------------------------------------------
Northeast Broadcasting Group, L.P.       Debt Securities                                       332          332
---------------------------------------------------------------------------------------------------------------
Novak Biddle Venture Fund III, LP        Equity Interest                                       150          150
---------------------------------------------------------------------------------------------------------------
Nursefinders, Inc.                       Debt Securities                                    11,052       11,052
                                         Warrants                                              900          900
---------------------------------------------------------------------------------------------------------------
Onyx Television GmbH                     Preferred Units (600,000 shares)                      200          200
---------------------------------------------------------------------------------------------------------------
Opinion Research Corporation(1)          Debt Securities                                    14,107       14,107
                                         Warrants                                              996          996
---------------------------------------------------------------------------------------------------------------
Oriental Trading Company, Inc.           Loan                                                  128          128
                                         Debt Securities                                    12,580       12,580
                                         Preferred Equity Interest                           1,500        1,822
                                         Common Equity Interest                                 --           --
                                         Warrants                                               13          266
---------------------------------------------------------------------------------------------------------------
Outsource Partners, Inc.                 Debt Securities                                    23,878       23,878
                                         Warrants                                              826          826
---------------------------------------------------------------------------------------------------------------
Packaging Advantage Corporation          Debt Securities                                    11,540       11,540
                                         Common Stock (200,000 shares)                       2,000        2,000
                                         Warrants                                              963          963
---------------------------------------------------------------------------------------------------------------
Physicians Specialty Corporation         Debt Securities                                    39,405       39,405
                                         Common Stock (79,567,042 shares)                    1,000          100
---------------------------------------------------------------------------------------------------------------
Pico Products, Inc.(1)                   Loan                                                1,300        1,300
                                         Debt Securities                                     4,591        1,591
                                         Common Stock (208,000 shares)                          59           --
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Polaris Pool Systems, Inc.               Debt Securities                                     6,530        6,530
                                         Warrants                                            1,050        1,050
---------------------------------------------------------------------------------------------------------------
Powell Plant Farms, Inc.                 Loan                                               16,462       16,462
---------------------------------------------------------------------------------------------------------------
Proeducation GmbH                        Loan                                                   40           40
---------------------------------------------------------------------------------------------------------------
Professional Paint, Inc.                 Debt Securities                                    20,750       20,750
                                         Preferred Stock (15,000 shares)                    15,000       15,000
                                         Common Stock (110,000 shares)                          69           69
---------------------------------------------------------------------------------------------------------------
Progressive International                Debt Securities                                     3,954        3,954
  Corporation                            Preferred Stock (500 shares)                          500          500
                                         Common Stock (197 shares)                              13           13
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Raytheon Aerospace LLC                   Debt Securities                                     5,000        5,000
                                         Common LLC Interest                                    --           --
---------------------------------------------------------------------------------------------------------------
Redox Brands, Inc.                       Debt Securities                                     9,285        9,285
                                         Warrants                                              584          584
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                                             JUNE 30, 2001
            PRIVATE FINANCE                                                                   (UNAUDITED)
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
Schwinn Holdings Corporation             Debt Securities                                $   10,556   $    4,451
                                         Warrants                                              395           --
---------------------------------------------------------------------------------------------------------------
Seasonal Expressions, Inc.               Series A Preferred
                                         Stock (1,000 shares)                                  500           --
---------------------------------------------------------------------------------------------------------------
Soff-Cut Holdings, Inc.                  Debt Securities                                     8,603        8,603
                                         Preferred Stock (300 shares)                          300          300
                                         Common Stock (2,000 shares)                           200          200
                                         Warrants                                              446          446
---------------------------------------------------------------------------------------------------------------
Southern Communications, LLC             Equity Interest                                     9,779        9,779
---------------------------------------------------------------------------------------------------------------
Southwest PCS, LLC                       Loan                                                7,938        7,938
---------------------------------------------------------------------------------------------------------------
Spa Lending Corporation                  Preferred Stock (28,625 shares)                       505          406
                                         Common Stock (6,208 shares)                            25           18
---------------------------------------------------------------------------------------------------------------
Staffing Partners Holding                Debt Securities                                     4,991        4,991
  Company, Inc.                          Series A Redeemable Preferred Stock
                                         (414,600 shares)                                    2,073        2,073
                                         Class A1 Common Stock (1,000 shares)                    1            1
                                         Class A2 Common Stock (40,000 shares)                  40           40
                                         Class B Common Stock (9,200 shares)                     9            9
                                         Warrants                                               10           10
---------------------------------------------------------------------------------------------------------------
Startec Global Communications,           Debt Securities                                    20,732       20,732
  Corporation(1)                         Loan                                               15,000       15,000
                                         Common Stock (258,064 shares)                       3,000           --
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Sunsource Inc.(1)                        Debt Securities                                    29,667       29,667
                                         Loan                                                8,500        8,500
                                         Warrants                                              450        2,954
---------------------------------------------------------------------------------------------------------------
SunStates Refrigerated Services,         Loans                                               6,062        4,573
  Inc.                                   Debt Securities                                     2,445        1,384
---------------------------------------------------------------------------------------------------------------
Sure-Tel, Inc.                           Loan                                                  207          207
                                         Preferred Stock (1,116,902 shares)                  4,602        4,602
                                         Warrants                                              662          662
                                         Options                                                --          900
---------------------------------------------------------------------------------------------------------------
Sydran Food Services II, L.P.            Debt Securities                                    12,973       12,973
---------------------------------------------------------------------------------------------------------------
Total Foam, Inc.                         Debt Securities                                       266          127
                                         Common Stock (910 shares)                              10           --
---------------------------------------------------------------------------------------------------------------
Tubbs Snowshoe Company, LLC              Debt Securities                                     3,906        3,906
                                         Warrants                                               54           54
                                         Equity Interests                                      500          500
---------------------------------------------------------------------------------------------------------------
United Pet Group, Inc.                   Debt Securities                                     4,962        4,962
                                         Warrants                                               15           15
---------------------------------------------------------------------------------------------------------------
Updata Venture Partners, II, L.P.        Limited Partnership Interest                        1,900        1,900
---------------------------------------------------------------------------------------------------------------
Velocita, Inc.                           Debt Securities                                    11,601       11,601
                                         Warrants                                            3,540        3,540
---------------------------------------------------------------------------------------------------------------
Venturehouse Group, LLC                  Common Equity Interest                                667          564
---------------------------------------------------------------------------------------------------------------
Walker Investment Fund II, LLLP          Limited Partnership Interest                        1,000          882
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                                             JUNE 30, 2001
            PRIVATE FINANCE                                                                   (UNAUDITED)
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
Warn Industries, Inc.                    Debt Securities                                $   18,632   $   18,632
                                         Warrants                                            1,429        3,129
---------------------------------------------------------------------------------------------------------------
Williams Brothers Lumber Company         Warrants                                               24          322
---------------------------------------------------------------------------------------------------------------
Wilmar Industries, Inc.                  Debt Securities                                    32,300       32,300
                                         Warrants                                            3,169        3,169
---------------------------------------------------------------------------------------------------------------
Wilshire Restaurant Group, Inc.          Debt Securities                                    15,348       15,348
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Wilton Industries, Inc.                  Loan                                               12,836       12,836
---------------------------------------------------------------------------------------------------------------
Woodstream Corporation                   Debt Securities                                     7,610        7,610
                                         Equity Interests                                    1,700        2,372
                                         Warrants                                              450          627
---------------------------------------------------------------------------------------------------------------
Wyo-Tech Acquisition Corporation         Debt Securities                                    12,570       12,570
                                         Preferred Stock (100 shares)                        3,700        3,700
                                         Common Stock (99 shares)                              100       15,850
---------------------------------------------------------------------------------------------------------------
     Total private finance (128 investments)                                            $1,374,096   $1,405,386
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                                JUNE 30, 2001
                                                                                 (UNAUDITED)
                                                   INTEREST       NUMBER OF   -----------------
   (IN THOUSANDS, EXCEPT NUMBER OF LOANS)        RATE RANGES        LOANS      COST      VALUE
---------------------------------------------  ----------------   ---------   -------   -------
COMMERCIAL REAL ESTATE FINANCE

Commercial Mortgage Loans                          Up to  6.99%        3      $   894   $ 2,593
                                                   7.00%- 8.99%       15       32,171    34,271
                                                   9.00%-10.99%       28       23,859    23,816
                                                  11.00%-12.99%       18       14,121    13,884
                                                  13.00%-14.99%        9       13,204    13,178
                                               15.00% and above        2           92        68
-----------------------------------------------------------------------------------------------
     Total commercial mortgage loans                                  75      $84,341   $87,810
-----------------------------------------------------------------------------------------------

                                                      STATED
                                                     INTEREST     FACE
                                                     --------     ----
Purchased CMBS
  Mortgage Capital Funding, Series 1998-MC3            5.5%     $ 54,491   $   26,427   $   26,427
  Morgan Stanley Capital I, Series 1999-RM1            6.4%       51,046       21,574       21,574
  COMM 1999-1                                          5.6%       74,879       34,889       34,889
  Morgan Stanley Capital I, Series 1999-FNV1           6.1%       45,536       22,201       22,201
  DLJ Commercial Mortgage Trust 1999-CG2               6.1%       96,432       44,776       44,776
  Commercial Mortgage Acceptance Corp., Series
     1999-C1                                           6.8%       34,856       16,444       16,444
  LB Commercial Mortgage Trust, Series 1999-C2         6.7%       29,005       11,161       11,161
  Chase Commercial Mortgage Securities Corp.,
     Series 1999-2                                     6.5%       43,046       20,702       20,702
  FUNB CMT, Series 1999-C4                             6.5%       49,287       22,472       22,628
  Heller Financial, HFCMC Series 2000 PH-1             6.6%       45,456       18,853       18,853
  SBMS VII, Inc., Series 2000-NL1                      7.2%       24,230       13,290       13,290
  DLJ Commercial Mortgage Trust, Series 2000-CF1       7.0%       40,502       19,393       19,393
  Deutsche Bank Alex. Brown, Series Comm 2000-C1       6.9%       41,084       19,376       19,376
  LB-UBS Commercial Mortgage Trust, Series 2000-C4     6.9%       31,471       11,562       11,562
  Credit Suisse First Boston Mortgage Securities
     Corp., Series 2001-CK1                            5.9%       58,786       28,936       28,936
  Crest 2001-1, Ltd. (collateralized debt
     obligation)                                       0.0%       24,625       24,914       24,914
  JP Morgan-CIBC-Deutsche 2001                         5.8%       60,889       29,487       29,487
  Lehman Brothers-UBS Warburg 2001-C4                  6.4%       80,434       43,834       43,810
--------------------------------------------------------------------------------------------------
     Total purchased CMBS                                       $886,055   $  430,291   $  430,423
--------------------------------------------------------------------------------------------------
Residual CMBS                                                              $   72,850   $   72,850
Residual Interest Spread                                                        2,324        2,024
Real Estate Owned                                                               3,095        2,069
--------------------------------------------------------------------------------------------------
     Total commercial real estate finance                                  $  592,901   $  595,176
--------------------------------------------------------------------------------------------------
Total portfolio                                                            $1,966,997   $2,000,562
--------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INVESTMENTS

            PRIVATE FINANCE                                                                DECEMBER 31, 2000
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
Ability One Corporation                  Loans                                          $    9,974   $    9,974
---------------------------------------------------------------------------------------------------------------
ACE Products, Inc.                       Loans                                              14,276       14,276
---------------------------------------------------------------------------------------------------------------
Acme Paging, L.P.                        Debt Securities                                     6,984        6,984
                                         Limited Partnership Interest                        1,456           --
---------------------------------------------------------------------------------------------------------------
Allied Office Products, Inc.             Debt Securities                                     9,360        9,360
                                         Warrants                                              629          629
---------------------------------------------------------------------------------------------------------------
American Barbecue & Grill, Inc.          Warrants                                              125           --
---------------------------------------------------------------------------------------------------------------
American Home Care Supply,               Debt Securities                                     6,853        6,853
  LLC                                    Warrants                                              579          579
---------------------------------------------------------------------------------------------------------------
Aspen Pet Products, Inc.                 Loans                                              13,862       13,862
                                         Series A Preferred Stock (1,860 shares)             1,860        1,860
                                         Series A Common Stock (1,400 shares)                  140          140
---------------------------------------------------------------------------------------------------------------
ASW Holding Corporation                  Warrants                                               25           25
---------------------------------------------------------------------------------------------------------------
Aurora Communications, LLC               Loans                                              14,410       14,410
                                         Equity Interest                                     1,500        3,347
---------------------------------------------------------------------------------------------------------------
Avborne, Inc.                            Debt Securities                                    12,255       12,255
                                         Warrants                                            1,180        1,180
---------------------------------------------------------------------------------------------------------------
Bakery Chef, Inc.                        Loans                                              15,899       15,899
---------------------------------------------------------------------------------------------------------------
Border Foods, Inc.                       Debt Securities                                     9,904        9,904
                                         Series A Convertible Preferred Stock
                                         (50,919 shares)                                     2,000        2,000
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Business Loan Express, Inc.              Debt Securities                                    74,465       74,465
                                         Preferred Stock (25,111 shares)                    25,111       25,111
                                         Common Stock (25,503,043 shares)                  104,504      104,504
---------------------------------------------------------------------------------------------------------------
Camden Partners Strategic Fund II, L.P.  Limited Partnership Interest                          613          613
---------------------------------------------------------------------------------------------------------------
CampGroup, LLC                           Debt Securities                                     2,579        2,579
                                         Warrants                                              220          220
---------------------------------------------------------------------------------------------------------------
Candlewood Hotel Company(1)              Preferred Stock (3,250 shares)                      3,250        3,250
---------------------------------------------------------------------------------------------------------------
Celebrities, Inc.                        Loan                                                  277          277
                                         Warrants                                               12          312
---------------------------------------------------------------------------------------------------------------
Classic Vacation Group, Inc.(1)          Debt Securities                                     5,688        5,688
---------------------------------------------------------------------------------------------------------------
Colibri Holding Corporation              Loans                                               3,438        3,438
                                         Common Stock (3,362 shares)                         1,250        1,250
                                         Warrants                                              290          290
---------------------------------------------------------------------------------------------------------------
Component Hardware Group                 Debt Securities                                    10,302       10,302
                                         Class A Preferred Stock (18,000 shares)             1,800        1,800
                                         Common Stock (2,000 shares)                           200          200
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                DECEMBER 31, 2000
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
Convenience Corporation of               Debt Securities                                $    8,355   $    2,738
  America                                Series A Preferred Stock (31,521 shares)              334           --
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Cooper Natural Resources, Inc.           Debt Securities                                     3,424        3,424
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
CorrFlex Graphics, LLC                   Loan                                                6,952        6,952
                                         Debt Securities                                     4,954        4,954
                                         Warrants                                               --          500
                                         Options                                                --           --
---------------------------------------------------------------------------------------------------------------
Cosmetic Manufacturing                   Loan                                                  120          120
  Resources, LLC                         Debt Securities                                     5,848        5,848
                                         Options                                                87           87
---------------------------------------------------------------------------------------------------------------
Coverall North America, Inc.             Loan                                                9,692        9,692
                                         Debt Securities                                     4,965        4,965
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.               Hungarian Quotas (9.2%)                               700           --
---------------------------------------------------------------------------------------------------------------
CTT Holdings                             Loan                                                1,224        1,224
---------------------------------------------------------------------------------------------------------------
CyberRep                                 Loan                                                  949          949
                                         Debt Securities                                    10,295       10,295
                                         Warrants                                              660        1,310
---------------------------------------------------------------------------------------------------------------
Directory Investment Corporation         Common Stock (470 shares)                             100           20
---------------------------------------------------------------------------------------------------------------
Directory Lending Corporation            Series A Common Stock (34 shares)                      --           --
                                         Series B Common Stock (6 shares)                        8           --
                                         Series C Common Stock (10 shares)                      22           --
---------------------------------------------------------------------------------------------------------------
Drilltec Patents & Technologies          Loan                                               10,918        8,762
  Company, Inc.                          Debt Securities                                     1,500        1,500
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
eCentury Capital Partners, L.P.          Limited Partnership Interest                        1,875        1,875
---------------------------------------------------------------------------------------------------------------
EDM Consulting, LLC                      Debt Securities                                     1,875          343
                                         Common Stock (100 shares)                             250           --
---------------------------------------------------------------------------------------------------------------
El Dorado Communications, Inc.           Loans                                                 306          306
---------------------------------------------------------------------------------------------------------------
Elexis Beta GmbH                         Options                                               424          424
---------------------------------------------------------------------------------------------------------------
Eparfin S.A.                             Loan                                                   29           29
---------------------------------------------------------------------------------------------------------------
Esquire Communications Ltd.(1)           Warrants                                                6           --
---------------------------------------------------------------------------------------------------------------
E-Talk Corporation                       Debt Securities                                     8,804        8,804
                                         Warrants                                            1,157        1,157
---------------------------------------------------------------------------------------------------------------
Ex Terra Credit Recovery, Inc.           Series A Preferred Stock (500 shares)                 594          344
                                         Common Stock (2,500 shares)                            --           --
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Executive Greetings, Inc.                Debt Securities                                    15,880       15,880
                                         Warrants                                              360          360
---------------------------------------------------------------------------------------------------------------
Fairchild Industrial Products            Debt Securities                                     5,810        5,810
  Company                                Warrants                                              280        3,628
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                DECEMBER 31, 2000
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
FTI Consulting, Inc.(1)                  Warrants                                       $      970   $    2,554
---------------------------------------------------------------------------------------------------------------
Galaxy American                          Debt Securities                                    33,399       33,399
  Communications, Inc.                   Warrants                                              500        1,250
---------------------------------------------------------------------------------------------------------------
Garden Ridge Corporation                 Debt Securities                                    26,537       26,537
                                         Preferred Stock (1,130 shares)                      1,130        1,130
                                         Common Stock (471 shares)                             613          613
---------------------------------------------------------------------------------------------------------------
Genesis Worldwide, Inc.(1)               Loan                                                1,067        1,067
---------------------------------------------------------------------------------------------------------------
Gibson Guitar Corporation                Debt Securities                                    16,441       16,441
                                         Warrants                                              525        1,525
---------------------------------------------------------------------------------------------------------------
Ginsey Industries, Inc.                  Loans                                               5,000        5,000
                                         Convertible Debentures                                500          500
                                         Warrants                                               --          154
---------------------------------------------------------------------------------------------------------------
Global Communications, LLC               Debt Securities                                    12,732       12,732
                                         Equity Interest                                    10,467       10,467
                                         Options                                             1,639        1,639
---------------------------------------------------------------------------------------------------------------
Grant Broadcasting Systems II            Warrants                                               87        5,976
---------------------------------------------------------------------------------------------------------------
Grant Television, Inc.                   Equity Interest                                       660          660
---------------------------------------------------------------------------------------------------------------
Grotech Partners, VI, L.P.               Limited Partnership Interest                          869          869
---------------------------------------------------------------------------------------------------------------
The Hartz Mountain Corporation           Debt Securities                                    27,162       27,162
                                         Common Stock (200,000 shares)                       2,000        2,000
                                         Warrants                                            2,613        2,613
---------------------------------------------------------------------------------------------------------------
HealthASPex, Inc.                        Series A Convertible Preferred Stock
                                         (396,908 shares)                                    1,340        1,340
                                         Series A Preferred Stock
                                         (225,112 shares)                                      760          760
                                         Common Stock (1,036,700 shares)                        --           --
---------------------------------------------------------------------------------------------------------------
HMT, Inc.                                Debt Securities                                     9,956        9,956
                                         Common Stock (300,000 shares)                       3,000        3,000
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Hotelevision, Inc.                       Preferred Stock (315,100 shares)                      315          315
---------------------------------------------------------------------------------------------------------------
Icon International, Inc.                 Class A Common Stock (12,114 shares)                1,142        1,423
                                         Class C Common Stock (25,707 shares)                   76           95
---------------------------------------------------------------------------------------------------------------
Impact Innovations Group                 Debt Securities                                     6,367        6,367
                                         Warrants                                            1,674        1,674
---------------------------------------------------------------------------------------------------------------
Intellirisk Management Corporation       Loans                                              21,449       21,449
---------------------------------------------------------------------------------------------------------------
International Fiber Corporation          Debt Securities                                    21,626       21,626
                                         Common Stock (1,029,068 shares)                     5,483        5,483
                                         Warrants                                              550          550
---------------------------------------------------------------------------------------------------------------
iSolve Incorporated                      Series A Preferred Stock (14,853 shares)              874          874
                                         Common Stock (13,306 shares)                           14           14
---------------------------------------------------------------------------------------------------------------
Jakel, Inc.                              Loan                                               19,236       19,236
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                DECEMBER 31, 2000
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
JRI Industries, Inc.                     Debt Securities                                $    1,953   $    1,953
                                         Warrants                                               74           74
---------------------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.                    Debt Securities                                     2,294        2,294
                                         Warrants                                              259        6,500
---------------------------------------------------------------------------------------------------------------
Kirker Enterprises, Inc.                 Warrants                                              348        4,493
                                         Equity Interest                                         4           11
---------------------------------------------------------------------------------------------------------------
Kirkland's, Inc.                         Debt Securities                                     6,347        6,347
                                         Preferred Stock (917 shares)                          412          412
                                         Warrants                                               96           96
---------------------------------------------------------------------------------------------------------------
Kyrus Corporation                        Debt Securities                                     7,734        7,734
                                         Warrants                                              348          348
---------------------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems, Inc.         Debt Securities                                     3,475        3,475
                                         Common Stock (64,535 shares)                          142          142
---------------------------------------------------------------------------------------------------------------
The Loewen Group, Inc.(1)                High-Yield Senior Secured Debt                     15,150       14,150
---------------------------------------------------------------------------------------------------------------
Logic Bay Corporation                    Preferred Stock (1,131,222 shares)                  5,000        5,000
---------------------------------------------------------------------------------------------------------------
Love Funding Corporation                 Series D Preferred
                                         Stock (26,000 shares)                                 359          213
---------------------------------------------------------------------------------------------------------------
Master Plan, Inc.                        Loan                                                2,000        2,000
                                         Common Stock (156 shares)                              42        3,042
---------------------------------------------------------------------------------------------------------------
MedAssets.com, Inc.                      Series B Convertible
                                         Preferred Stock (227,665 shares)                    2,049        2,049
                                         Warrants                                              136          136
---------------------------------------------------------------------------------------------------------------
Mid-Atlantic Venture Fund IV, L.P.       Limited Partnership Interest                        2,475        2,475
---------------------------------------------------------------------------------------------------------------
Midview Associates, L.P.                 Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.               Debt Securities                                     1,823          243
                                         Common Stock (33,333 shares)                           --           --
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
MortgageRamp.com, Inc.                   Class A Common Stock (800,000 shares)               4,000        4,000
---------------------------------------------------------------------------------------------------------------
Morton Grove                             Loan                                               15,356       15,356
  Pharmaceuticals, Inc.                  Redeemable Convertible Preferred Stock
                                           (106,947 shares)                                  5,000        8,500
---------------------------------------------------------------------------------------------------------------
MVL Group                                Debt Securities                                    14,124       14,124
                                         Warrants                                              643        1,912
---------------------------------------------------------------------------------------------------------------
NETtel Communications, Inc.              Debt Securities                                    13,472       13,472
---------------------------------------------------------------------------------------------------------------
Nobel Learning Communities,              Debt Securities                                     9,571        9,571
  Inc.(1)                                Series D Convertible
                                         Preferred Stock (265,957 shares)                    2,000        2,000
                                         Warrants                                              575          500
---------------------------------------------------------------------------------------------------------------
North American                           Loans                                               1,390          811
  Archery, LLC                           Convertible Debentures                              2,248        1,996
---------------------------------------------------------------------------------------------------------------
Northeast Broadcasting Group, L.P.       Debt Securities                                       349          349
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                DECEMBER 31, 2000
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
Nursefinders, Inc.                       Debt Securities                                $   11,006   $   11,006
                                         Warrants                                              900          900
---------------------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.                  Debt Securities                                       140           --
---------------------------------------------------------------------------------------------------------------
Onyx Television GmbH                     Common Stock (600,000 shares)                         200          200
---------------------------------------------------------------------------------------------------------------
Opinion Research Corporation(1)          Debt Securities                                    14,033       14,033
                                         Warrants                                              996          996
---------------------------------------------------------------------------------------------------------------
Oriental Trading Company, Inc.           Debt Securities                                    12,456       12,456
                                         Loan                                                  128          128
                                         Preferred Equity Interest                           1,483        1,483
                                         Common Equity Interest                                 17           17
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Outsource Partners, Inc.                 Debt Securities                                    23,853       23,853
                                         Warrants                                              826          826
---------------------------------------------------------------------------------------------------------------
Packaging Advantage Corporation          Debt Securities                                    11,497       11,497
                                         Common Stock (200,000 shares)                       2,000        2,000
                                         Warrants                                              963          963
---------------------------------------------------------------------------------------------------------------
Physicians Specialty Corporation         Debt Securities                                    14,809       14,809
                                         Redeemable Preferred
                                         Stock (850 shares)                                    850           --
                                         Convertible Preferred
                                         Stock (97,411 shares)                                 150           --
                                         Warrants                                              476           --
---------------------------------------------------------------------------------------------------------------
Pico Products, Inc.(1)                   Loan                                                1,300        1,300
                                         Debt Securities                                     4,591        1,591
                                         Common Stock (208,000 shares)                          59           --
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Polaris Pool Systems, Inc.               Debt Securities                                     6,483        6,483
                                         Warrants                                            1,050        1,050
---------------------------------------------------------------------------------------------------------------
Powell Plant Farms, Inc.                 Loan                                               15,707       15,707
---------------------------------------------------------------------------------------------------------------
Proeducation GmbH                        Loan                                                   40           40
---------------------------------------------------------------------------------------------------------------
Professional Paint, Inc.                 Debt Securities                                    20,000       20,000
                                         Preferred Stock (15,000 shares)                    15,000       15,000
                                         Common Stock (110,000 shares)                          69           69
---------------------------------------------------------------------------------------------------------------
Progressive International                Debt Securities                                     3,949        3,949
  Corporation                            Preferred Stock (500 shares)                          500          500
                                         Common Stock (197 shares)                              13           13
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Schwinn Holdings Corporation             Debt Securities                                    10,367       10,367
                                         Warrants                                              395          395
---------------------------------------------------------------------------------------------------------------
Seasonal Expressions, Inc.               Series A Preferred
                                         Stock (1,000 shares)                                  500           --
---------------------------------------------------------------------------------------------------------------
Soff-Cut Holdings, Inc.                  Debt Securities                                     8,454        8,454
                                         Preferred Stock (300 shares)                          300          300
                                         Common Stock (2,000 shares)                           200          200
                                         Warrants                                              446          446
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                DECEMBER 31, 2000
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
Southern Communications, LLC             Equity Interest                                $    9,779   $    9,779
---------------------------------------------------------------------------------------------------------------
Southwest PCS, LLC                       Loan                                                7,500        7,500
---------------------------------------------------------------------------------------------------------------
Southwest PCS, L.P.                      Debt Securities                                     6,518        7,435
---------------------------------------------------------------------------------------------------------------
Spa Lending Corporation                  Preferred Stock (28,625 shares)                       547          437
                                         Common Stock (6,208 shares)                            25           18
---------------------------------------------------------------------------------------------------------------
Staffing Partners Holding                Debt Securities                                     4,990        4,990
  Company, Inc.                          Series A Redeemable Preferred Stock (414,600
                                         shares)                                             2,073        2,073
                                         Class A1 Common Stock (1,000 shares)                    1            1
                                         Class A2 Common Stock (40,000 shares)                  40           40
                                         Class B Common Stock (9,200 shares)                     9            9
                                         Warrants                                               10           10
---------------------------------------------------------------------------------------------------------------
Startec Global Communications,           Debt Securities                                    20,200       20,200
  Corporation(1)                         Common Stock (258,064 shares)                       3,000        3,000
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
Sunsource Inc.(1)                        Debt Securities                                    29,850       29,850
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------
SunStates Refrigerated Services,         Loans                                               6,062        4,573
  Inc.                                   Debt Securities                                     2,445        1,384
---------------------------------------------------------------------------------------------------------------
Sure-Tel, Inc.                           Loan                                                  207          207
                                         Preferred Stock (1,116,902 shares)                  4,558        4,558
                                         Warrants                                              662          662
                                         Options                                                --          900
---------------------------------------------------------------------------------------------------------------
Sydran Food Services II, L.P.            Debt Securities                                    12,973       12,973
---------------------------------------------------------------------------------------------------------------
Total Foam, Inc.                         Debt Securities                                       268          127
                                         Common Stock (910 shares)                              10           --
---------------------------------------------------------------------------------------------------------------
Tubbs Snowshoe Company, LLC              Debt Securities                                     3,899        3,899
                                         Warrants                                               54           54
                                         Equity Interests                                      500          500
---------------------------------------------------------------------------------------------------------------
United Pet Group                         Debt Securities                                     4,959        4,959
                                         Warrants                                               15           15
---------------------------------------------------------------------------------------------------------------
Velocita, Inc.                           Debt Securities                                    11,532       11,532
                                         Warrants                                            3,540        3,540
---------------------------------------------------------------------------------------------------------------
Venturehouse Group, LLC                  Common Equity Interest                                333          333
---------------------------------------------------------------------------------------------------------------
Walker Investment Fund II, LLLP          Limited Partnership Interest                          800          800
---------------------------------------------------------------------------------------------------------------
Warn Industries, Inc.                    Debt Securities                                    19,330       19,330
                                         Warrants                                            1,429        1,929
---------------------------------------------------------------------------------------------------------------
Williams Brothers Lumber Company         Warrants                                               24          322
---------------------------------------------------------------------------------------------------------------
Wilmar Industries, Inc.                  Debt Securities                                    31,720       31,720
                                         Warrants                                            3,169        3,169
---------------------------------------------------------------------------------------------------------------
Wilshire Restaurant Group, Inc.          Debt Securities                                    15,191       15,191
                                         Warrants                                               --           --
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

            PRIVATE FINANCE                                                                DECEMBER 31, 2000
           PORTFOLIO COMPANY                                                            -----------------------
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)                  INVESTMENT(2)                     COST        VALUE
---------------------------------------  ---------------------------------------------  ----------   ----------
Wilton Industries, Inc.                  Loan                                           $   12,836   $   12,836
---------------------------------------------------------------------------------------------------------------
Woodstream Corporation                   Debt Securities                                     7,590        7,590
                                         Equity Interests                                    1,700        1,700
                                         Warrants                                              450          450
---------------------------------------------------------------------------------------------------------------
Wyo-Tech Acquisition Corporation         Debt Securities                                    15,677       15,677
                                         Preferred Stock (100 shares)                        3,700        3,700
                                         Common Stock (99 shares)                              100        7,100
---------------------------------------------------------------------------------------------------------------
     Total private finance (122 investments)                                            $1,262,529   $1,282,467
---------------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                             DECEMBER 31, 2000
                                                 INTEREST       NUMBER OF   -------------------
  (IN THOUSANDS, EXCEPT NUMBER OF LOANS)       RATE RANGES        LOANS       COST      VALUE
-------------------------------------------  ----------------   ---------   --------   --------
COMMERCIAL REAL ESTATE FINANCE

Commercial Mortgage Loans                        Up to  6.99%        3      $    882   $  2,582
                                                 7.00%- 8.99%       13        30,032     32,132
                                                 9.00%-10.99%       17        22,302     22,190
                                                11.00%-12.99%       38        35,250     35,042
                                                13.00%-14.99%       12        14,391     14,391
                                             15.00% and above        2           100         76
-----------------------------------------------------------------------------------------------
     Total commercial mortgage loans                                85      $102,957   $106,413
-----------------------------------------------------------------------------------------------

                                                      STATED
                                                     INTEREST     FACE
                                                     --------     ----
Purchased CMBS
  Mortgage Capital Funding, Series 1998-MC3            5.5%     $ 54,491   $   25,681   $   25,681
  Morgan Stanley Capital I, Series 1999-RM1            6.4%       59,640       27,429       27,429
  COMM 1999-1                                          5.6%       74,879       34,352       34,352
  Morgan Stanley Capital I, Series 1999-FNV1           6.1%       45,536       21,972       21,972
  DLJ Commercial Mortgage Trust 1999-CG2               6.1%       96,432       44,332       44,332
  Commercial Mortgage Acceptance Corp., Series
     1999-C1                                           6.8%       34,856       16,397       16,397
  LB Commercial Mortgage Trust, Series 1999-C2         6.7%       29,005       10,910       10,910
  Chase Commercial Mortgage Securities Corp.,
     Series 1999-2                                     6.5%       43,046       20,552       20,552
  FUNB CMT, Series 1999-C4                             6.5%       49,287       22,515       22,761
  Heller Financial, HFCMC Series 2000 PH-1             6.6%       45,456       19,039       19,039
  SBMS VII, Inc., Series 2000-NL1                      7.2%       30,079       17,820       18,007
  DLJ Commercial Mortgage Trust, Series 2000-CF1       7.0%       40,502       19,166       19,166
  Deutsche Bank Alex. Brown, Series Comm 2000-C1       6.9%       41,084       19,170       19,170
  LB-UBS Commercial Mortgage Trust, Series 2000-C4     6.9%       31,471       11,552       11,552
--------------------------------------------------------------------------------------------------
     Total purchased CMBS                                       $675,764   $  310,887   $  311,320
--------------------------------------------------------------------------------------------------
Residual CMBS                                                              $   78,723   $   78,723
Residual Interest Spread                                                        3,297        2,997
Real Estate Owned                                                               7,502        6,081
--------------------------------------------------------------------------------------------------
     Total commercial real estate finance                                  $  503,366   $  505,534
--------------------------------------------------------------------------------------------------
Total portfolio                                                            $1,765,895   $1,788,001
--------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

     Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). Allied Capital Corporation ("ACC") has a wholly owned subsidiary that has also elected to be regulated as a BDC. Allied Investment Corporation ("Allied Investment") is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company ("SBIC"). In April 2001, ACC established a consolidated wholly owned subsidiary, A.C. Corporation ("AC Corp."), which provides consulting, structuring and diligence services on private finance and commercial real estate transactions, as well as consulting, structuring and management services to existing portfolio companies. In addition, the Company has a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT") and several single-member limited liability companies established primarily to hold real estate properties.

     ACC also owned Allied Capital SBLC Corporation ("Allied SBLC"), a BDC licensed by the Small Business Administration ("SBA") as a Small Business Lending Company and a participant in the SBA Section 7(a) Guaranteed Loan Program. On December 31, 2000, ACC acquired BLC Financial Services, Inc. as a private portfolio company, which then changed its name to Business Loan Express, Inc. ("BLX"). As a part of the transaction, Allied SBLC was recapitalized as an independently managed, private portfolio company on December 28, 2000 and ceased to be a consolidated subsidiary of the Company at that time. Allied SBLC was then subsequently merged into BLX. The results of the operations of Allied SBLC are included in the consolidated financial results of ACC and its subsidiaries for 1998, 1999 and for 2000 through December 27, 2000.

     Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the "Company."

     The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests in private and undervalued public companies in a variety of different industries and in diverse geographic locations.

     On December 31, 1997, Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Commercial Corporation, and Allied Capital Advisers ("Advisers") merged with and into Allied Capital Lending Corporation ("Allied Lending") (each a "Predecessor Company" and collectively the "Predecessor Companies") in a stock-for-stock exchange (the "Merger"). Immediately following the Merger, Allied Lending changed its name to Allied Capital Corporation.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries that make investments or are operating companies that provide services to the Company. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2000, 1999 and 1998 balances to conform with the 2001 financial statement presentation.

     The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of and for the six months ended June 30, 2001 and 2000 and the results of operations, changes in net assets, and cash flows for these periods. The results of operations for the six months ended June 30, 2001 are not necessarily indicative of the operating results to be expected for the full year.

  VALUATION OF PORTFOLIO INVESTMENTS

     Portfolio assets are carried at fair value as determined by the Board of Directors under the Company's valuation policy.

  LOANS AND DEBT SECURITIES

     The values of loans and debt securities are considered to be amounts that could be realized in the normal course of business in an orderly disposition over a reasonable period of time. For loans and debt securities, value normally corresponds to cost unless the borrower's condition or external factors lead to a determination of value at a lower amount.

     When the Company receives nominal cost warrants or free equity securities ("nominal cost equity"), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

     Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Loan origination fees, original issue discount and market discount are amortized into interest income using the effective interest method. The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date. Prepayment premiums are recorded on loans when received.

  EQUITY SECURITIES

     The value of the Company's equity interests in private or illiquid public companies is considered to be amounts that could be realized in the normal course of business in an orderly disposition over a reasonable period of time. Equity interests in portfolio companies for which there is no liquid public market are valued based on various factors including a history of positive cash flow from operations, the market value of comparable publicly traded companies, and other pertinent factors such as recent offers to purchase a portfolio company's securities or other liquidation events. The determined values are generally discounted to account for liquidity issues and minority control positions.

     The value of the Company's equity interests in public companies for which market prices are readily available are valued based upon the average of the closing public market price for the last three trading days up to and including the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security. Restricted and unrestricted publicly traded stocks may also be valued at a discount due to the investment size or market liquidity concerns. Dividend income on equity securities is recorded when dividends are declared by the portfolio company.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

  COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS")

     CMBS consists of purchased commercial mortgage-backed securities ("Purchased CMBS"), residual interest in a mortgage securitization ("Residual CMBS") and residual interest spread.

  PURCHASED CMBS

     Purchased CMBS is carried at fair value. Fair value is based upon a discounted cash flow model which utilizes assumptions of prepayment and losses based upon historical experience, economic factors and the characteristics of the underlying cash flow. The Company's assumption with regard to discount rate is based upon the yield of comparable securities. The Company recognizes income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, and actual and estimated prepayment speeds. Changes in estimated yield are currently recognized as an adjustment to the estimated yield over the remaining life of the Purchased CMBS. The Company recognizes unrealized depreciation on its Purchased CMBS whenever it determines that the value of its Purchased CMBS is less than the cost basis. The Company generally purchases CMBS bonds with the intention of holding the bonds to their maturity. However, the Company will classify CMBS bonds as held for sale at the time that the Company determines that the bonds will be sold. The Company then recognizes unrealized appreciation or depreciation on its Purchased CMBS classified as held for sale based upon the price at which the CMBS bonds could be currently sold.

  RESIDUAL CMBS

     The Company values its residual interest in securitization and recognizes income using the same accounting policies used for the Purchased CMBS.

  RESIDUAL INTEREST SPREAD

     Residual interest spread is carried at fair value based on discounted estimated future cash flows. The Company recognizes income from the residual interest spread using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

  NET REALIZED AND UNREALIZED GAINS

     Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

  FEE INCOME

     Fee income includes fees for diligence, structuring, loan syndication, consulting, management services and investment advisory services rendered by the Company to portfolio companies and other third parties. Diligence, structuring and loan syndication fees are generally recognized as income when services are rendered or when the related transactions are completed. Consulting, management and investment advisory services fees are generally recognized as income as the services are rendered.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

  DEFERRED FINANCING COSTS

     Financing costs are based on actual costs incurred in obtaining financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The Company may or may not use derivative financial instruments to reduce interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for trading purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized gains during the reporting period.

  CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

  DIVIDENDS TO SHAREHOLDERS

     Dividends to shareholders are recorded on the record date.

  FEDERAL AND STATE INCOME TAXES

     The Company intends to comply with the requirements of the Internal Revenue Code ("Code") that are applicable to regulated investment companies ("RIC") and real estate investment trusts ("REIT"). The Company and its wholly owned subsidiaries that qualify as a RIC or a REIT intend to annually distribute or retain through a deemed distribution all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities. AC Corp. is a corporation subject to federal and state income taxes and will record a provision for income taxes on taxable income.

     With the exception of Advisers, the Predecessor Companies qualified as a RIC or a REIT; however, Advisers was a corporation subject to federal and state income taxes. Income tax expense reported on the consolidated statement of operations relates to the operations of Advisers for all periods presented.

  PER SHARE INFORMATION

     Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3. PORTFOLIO

  PRIVATE FINANCE

     At June 30, 2001, December 31, 2000 and 1999, the private finance portfolio consisted of the following:

                                    2001                              2000                            1999
                       -------------------------------   -------------------------------   ---------------------------
                          COST        VALUE      YIELD      COST        VALUE      YIELD     COST      VALUE     YIELD
                       ----------   ----------   -----   ----------   ----------   -----   --------   --------   -----
        ($ IN THOUSANDS)
Loans and debt
  securities.........  $1,076,659   $1,044,541   14.6%   $  983,887   $  966,257   14.6%   $578,570   $559,746   14.2%
Equity interests.....     297,437      360,845              278,642      316,210             60,601     87,294
                       ----------   ----------           ----------   ----------           --------   --------
        Total........  $1,374,096   $1,405,386           $1,262,529   $1,282,467           $639,171   $647,040
                       ==========   ==========           ==========   ==========           ========   ========

     Private finance investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company's equity at a nominal price.

     Debt securities typically have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary.

     Equity interests consist primarily of securities issued by privately owned companies and may be subject to restrictions on their resale or may be otherwise illiquid. Equity securities generally do not produce a current return, but are held for investment appreciation and ultimate gain on sale.

     At June 30, 2001 and December 31, 2000, equity interests include the Company's common stock and preferred stock investment in Business Loan Express, Inc. ("BLX") of $120,015,000 and $25,111,000 and $104,504,000 and $25,111,000 at
value, respectively. During the first quarter of 2001, BLX secured a 3-year $117.5 million unsecured revolving credit facility. As the controlling shareholder of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount up to 50% of the total obligations (consisting of principal, accrued interest and other fees) of BLX on the line of credit. The amount guaranteed by the Company at June 30, 2001 was $51.7 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at June 30, 2001. In consideration for providing this guaranty, BLX will pay the Company an annual guaranty fee of $2.9 million.

     At June 30, 2001, December 31, 2000 and 1999, approximately 98% of the Company's private finance loan portfolio was composed of fixed interest rate loans. At June 30, 2001, December 31, 2000 and 1999, loans and debt securities with a value of $81,330,000, $72,966,000 and $34,560,000, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED

     The geographic and industry compositions of the private finance portfolio at value at June 30, 2001, December 31, 2000 and 1999 were as follows:

                                                              2001   2000   1999
                                                              ----   ----   ----
GEOGRAPHIC REGION
Mid-Atlantic................................................   41%    43%    23%
Midwest.....................................................   21     18     26
West........................................................   16     17     11
Southeast...................................................   15     12     27
Northeast...................................................    6      8      9
International...............................................    1      2      4
                                                              ---    ---    ---
          Total.............................................  100%   100%   100%
                                                              ===    ===    ===
INDUSTRY
Consumer Products...........................................   27%    26%    19%
Business Services...........................................   23     24     32
Financial Services..........................................   15     16     --
Industrial Products.........................................    9      9     12
Retail......................................................    5      5      8
Broadcasting & Cable........................................    5      5     11
Telecommunications..........................................    5      6      5
Education...................................................    3      3      5
Other.......................................................    8      6      8
                                                              ---    ---    ---
          Total.............................................  100%   100%   100%
                                                              ===    ===    ===

  COMMERCIAL REAL ESTATE FINANCE

     At June 30, 2001, December 31, 2000 and 1999, the commercial real estate finance portfolio consisted of the following:

                                  2001                          2000                          1999
                       ---------------------------   ---------------------------   ---------------------------
  ($ IN THOUSANDS)       COST      VALUE     YIELD     COST      VALUE     YIELD     COST      VALUE     YIELD
  ----------------     --------   --------   -----   --------   --------   -----   --------   --------   -----
Loans................  $ 84,341   $ 87,810    8.2%   $102,957   $106,413    9.1%   $153,767   $154,109    9.4%
CMBS.................   505,465    505,297   14.6%    392,907    393,040   14.2%    360,950    359,450   13.5%
REO..................     3,095      2,069              7,502      6,081              7,305      6,470
                       --------   --------           --------   --------           --------   --------
          Total......  $592,901   $595,176           $503,366   $505,534           $522,022   $520,029
                       ========   ========           ========   ========           ========   ========

  LOANS

     The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers.

     At June 30, 2001, December 31, 2000 and 1999, approximately 78% and 22%, 69% and 31%, and 81% and 19% of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of June 30, 2001, December 31, 2000 and 1999, loans with a value of $11,350,000, $14,433,000 and $8,334,000, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED

     In December 2000, the Company purchased commercial mortgage loans with a face amount of $6.5 million for $5.5 million from Business Mortgage Investors, Inc., a company managed by ACC.

     The geographic composition and the property types securing the commercial mortgage loan portfolio at value at June 30, 2001, December 31, 2000 and 1999 were as follows:

                                                              2001   2000   1999
                                                              ----   ----   ----
GEOGRAPHIC REGION
Southeast...................................................   37%    39%    31%
Northeast...................................................   21      5      3
Midwest.....................................................   20     14      9
Mid-Atlantic................................................   12     22     32
West........................................................   10     20     25
                                                              ---    ---    ---
          Total.............................................  100%   100%   100%
                                                              ===    ===    ===
PROPERTY TYPE
Hospitality.................................................   34%    28%    42%
Retail......................................................   25     19     11
Office......................................................   22     30     24
Recreation..................................................    4      9      8
Other.......................................................   15     14     15
                                                              ---    ---    ---
          Total.............................................  100%   100%   100%
                                                              ===    ===    ===

  CMBS

     At June 30, 2001, December 31, 2000 and 1999, the CMBS portfolio consisted of the following:

                                 2001                  2000                  1999
                          -------------------   -------------------   -------------------
                            COST      VALUE       COST      VALUE       COST      VALUE
     (IN THOUSANDS)       --------   --------   --------   --------   --------   --------
Purchased CMBS..........  $430,291   $430,423   $310,887   $311,320   $277,694   $277,694
Residual CMBS...........    72,850     72,850     78,723     78,723     76,374     76,374
Residual interest
  spread................     2,324      2,024      3,297      2,997      6,882      5,382
                          --------   --------   --------   --------   --------   --------
          Total.........  $505,465   $505,297   $392,907   $393,040   $360,950   $359,450
                          ========   ========   ========   ========   ========   ========

     PURCHASED CMBS The Company has Purchased CMBS bonds with a face amount of $886,055,000 and a cost of $430,291,000, with the difference representing original issue discount. As of June 30, 2001, December 31, 2000 and 1999, the estimated yield to maturity on the Purchased CMBS was approximately 15.4%, 15.4% and 14.6%, respectively. The Company's yield on its Purchased CMBS is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the Purchased CMBS that are a result of the general condition of the real estate market (including competition for tenants and their related credit quality) and changes in market rental rates. At June 30, 2001, December 31, 2000 and 1999, the yield on the Purchased CMBS portfolio was computed assuming a 1% loss estimate for its entire underlying collateral mortgage pool. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED

     The non-investment grade and unrated tranches of the Purchased CMBS bonds are junior in priority for payment of principal to the more senior tranches of the related commercial securitization. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, the subordinate tranche will bear this loss first.

     The Company entered into one short sale contract with a financial institution as part of a strategy to manage interest rate risk with respect to certain CMBS bonds. The Company used the short sale for hedging and risk management only and not for speculative purposes. At June 30, 2001, the fair value of the contract was a loss of $95,000. The fair value of this contract has been reflected in net unrealized gains. The Company held no derivative financial instruments at December 31, 2000 and 1999.

     The underlying rating classes of the Purchased CMBS are as follows:

                                      JUNE 30, 2001               2000                    1999
                                  ---------------------   ---------------------   ---------------------
                                             PERCENTAGE              PERCENTAGE              PERCENTAGE
                                   VALUE      OF TOTAL     VALUE      OF TOTAL     VALUE      OF TOTAL
             ($ IN THOUSANDS)     --------   ----------   --------   ----------   --------   ----------
BB+.............................  $  6,074       1.4%     $     --        --%     $     --        --%
BB..............................    30,624       7.1         8,472       2.7        41,091      14.8
BB-.............................    49,006      11.4        37,061      11.9        46,692      16.8
B+..............................    77,968      18.1        59,827      19.3        41,765      15.0
B...............................   108,344      25.2        89,999      28.9        64,830      23.4
B-..............................    63,704      14.8        56,665      18.2        40,995      14.8
CCC.............................     8,846       2.1         7,857       2.5         6,506       2.3
Unrated.........................    85,857      19.9        51,439      16.5        35,815      12.9
                                  --------     -----      --------     -----      --------     -----
          Total.................  $430,423     100.0%     $311,320     100.0%     $277,694     100.0%
                                  ========     =====      ========     =====      ========     =====

     RESIDUAL CMBS AND RESIDUAL INTEREST SPREAD. The Residual CMBS primarily consists of a retained interest from a post-Merger asset securitization whereby bonds were sold in three classes rated "AAA," "AA" and "A."

     The Company sold $295 million of loans, and received cash proceeds, net of costs, of approximately $223 million. The Company retained a trust certificate for its residual interest in the loan pool sold, and will receive interest income from this Residual CMBS as well as the Residual Interest Spread from the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds.

     As a result of this securitization, the Company recorded a gain of $14.8 million, which represents the difference between the cost basis of the assets sold and the fair value of the assets received, net of the costs of the securitization and the cost of settlement of interest rate swaps. As of June 30, 2001, December 31, 2000 and 1999, the mortgage loan pool had an approximate weighted average stated interest rate of 9.3%. The three bond classes sold had an aggregate weighted average interest rate of 6.6% as of June 30, 2001, and 6.5% as of December 31, 2000 and 1999.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED

     The Company uses a discounted cash flow methodology for determining the value of its retained Residual CMBS and Residual Interest Spread ("Residual"). In determining the cash flow of the Residual, the Company assumes a prepayment speed of 15% after the applicable prepayment lockout period and credit losses of 1% of the total principal balance of the underlying collateral throughout the life of the collateral. The value of the resulting Residual cash flows is then determined by applying a discount rate of 9% which, in the Company's view, is commensurate with the market's perception of risk of comparable assets.

     The geographic composition and the property types of the underlying mortgage loan pools securing the CMBS calculated using the underwritten principal balance at June 30, 2001, December 31, 2000 and 1999 were as follows:

                                                              2001   2000   1999
                                                              ----   ----   ----
GEOGRAPHIC REGION
West........................................................   31%    31%    32%
Mid-Atlantic................................................   24     23     23
Midwest.....................................................   21     22     21
Southeast...................................................   18     19     20
Northeast...................................................    6      5      4
                                                              ---    ---    ---
          Total.............................................  100%   100%   100%
                                                              ===    ===    ===
PROPERTY TYPE
Retail......................................................   32%    32%    33%
Housing.....................................................   28     30     29
Office......................................................   24     21     20
Hospitality.................................................    8      8      9
Other.......................................................    8      9      9
                                                              ---    ---    ---
          Total.............................................  100%   100%   100%
                                                              ===    ===    ===

     SMALL BUSINESS FINANCE

     The Company, through its wholly owned subsidiary, Allied SBLC, participated in the SBA's Section 7(a) Guaranteed Loan Program ("7(a) loans"). As discussed in Note 1, Allied SBLC is no longer a consolidated subsidiary of the Company at December 31, 2000. As a result, the Company's small business portfolio had no balance at and after December 31, 2000.

     At December 31, 1999, the small business finance portfolio consisted of the following:

                                                                    1999
                                                              -----------------
                                                               COST      VALUE
                           (IN THOUSANDS)                     -------   -------
7(a) loans..................................................  $43,246   $43,000
Residual interest in loans sold.............................    4,036     4,036
Residual interest spread....................................   14,046    14,046
REO.........................................................      380       346
                                                              -------   -------
          Total.............................................  $61,708   $61,428
                                                              =======   =======

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. PORTFOLIO, CONTINUED

     Pursuant to Section 7(a) of the Small Business Act of 1958, the 7(a) loans were guaranteed by the SBA for 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower.

     The Company charged interest on the 7(a) loans at a variable rate, typically 1.75% to 2.75% above the prime rate, as published in The Wall Street Journal or other financial newspaper, adjusted monthly.

     As permitted by SBA regulations, the Company sold to investors, without recourse, 100% of the guaranteed portion of its 7(a) loans while retaining the right to service 100% of such loans. Additionally, the Company sold up to a 90% interest in the unguaranteed portion of its 7(a) loans through a structured finance agreement with a commercial paper conduit.

     In 1999, the Company sold $36,387,000 of the unguaranteed portion of 7(a) loans into the facility. The Company received $35,500,000 in proceeds and retained a subordinated interest valued at $4,036,000. The Company recognized a premium from the loan sale of $4,106,000, which includes the value of the retained residual interest spread.

NOTE 4. DEBT

     At June 30, 2001, December 31, 2000 and 1999, the Company had the following debt:

                                          2001                    2000                   1999
                                  ---------------------   ---------------------   -------------------
                                   FACILITY     AMOUNT     FACILITY     AMOUNT    FACILITY    AMOUNT
                                    AMOUNT      DRAWN       AMOUNT      DRAWN      AMOUNT     DRAWN
               (IN THOUSANDS)     ----------   --------   ----------   --------   --------   --------
Notes payable and debentures:
  Unsecured long-term notes
     payable....................  $  544,000   $544,000   $  544,000   $544,000   $419,000   $419,000
  SBA debentures................     101,800     87,000       87,350     78,350     74,650     62,650
  Auction rate reset note.......      79,614     79,614       76,598     76,598         --         --
  OPIC loan.....................       5,700      5,700        5,700      5,700      5,700      5,700
                                  ----------   --------   ----------   --------   --------   --------
          Total notes payable
            and debentures......     731,114    716,314      713,648    704,648    499,350    487,350
                                  ----------   --------   ----------   --------   --------   --------
Revolving credit facilities:
  Revolving line of credit......     417,500    164,750      417,500     82,000    340,000     82,000
  Master loan and security
     agreement..................          --         --           --         --    100,000     23,500
                                  ----------   --------   ----------   --------   --------   --------
          Total revolving credit
            facilities..........     417,500    164,750      417,500     82,000    440,000    105,500
                                  ----------   --------   ----------   --------   --------   --------
  Total.........................  $1,148,614   $881,064   $1,131,148   $786,648   $939,350   $592,850
                                  ==========   ========   ==========   ========   ========   ========

  NOTES PAYABLE AND DEBENTURES

     UNSECURED LONG-TERM NOTES PAYABLE. In June 1998, May 1999, November 1999 and October 2000, the Company issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have terms of five or seven years. The weighted average interest rate on the notes was 7.8%, 7.8% and 7.6% at June 30, 2001, December 31,

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. DEBT, CONTINUED

2000 and 1999, respectively. The notes may be prepaid in whole or in part together with an interest premium, as stipulated in the note agreement.

     SBA DEBENTURES. At June 30, 2001, December 31, 2000 and 1999, the Company had debentures payable to the SBA with terms of ten years and at fixed interest rates ranging from 4.3% to 9.1%. The weighted average interest rate was 6.9%, 7.6% and 7.8% at June 30, 2001, December 31, 2000 and 1999, respectively. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to maturity.

     AUCTION RATE RESET NOTE. The Company has a $79,614,000 Auction Rate Reset Senior Note Series A that matures on December 2, 2002 and bears interest at the three-month London Interbank Offer Rate ("LIBOR") plus 1.75%, which adjusts quarterly. Interest is due quarterly and the Company, at its option, may pay or defer and capitalize such interest payments. The amount outstanding on the note will increase as interest due is deferred and capitalized.

     As a means to repay the note, the Company has entered into an agreement to issue $79,614,000 of debt, equity or other securities in one or more public or private transactions, or prepay the Auction Rate Reset Note, on or before August 31, 2002. If the note is prepaid, the Company will pay a fee equal to 0.5% of the aggregate amount of the note outstanding.

     Scheduled future maturities of notes payable and debentures at June 30, 2001 are as follows:

                            YEAR                              AMOUNT MATURING
                            ----                              ---------------
                                                              (IN THOUSANDS)
2001........................................................     $     --
2002........................................................       79,614
2003........................................................      140,000
2004........................................................      221,000
2005........................................................      179,000
Thereafter..................................................       96,700
                                                                 --------
          Total.............................................     $716,314
                                                                 ========

  REVOLVING CREDIT FACILITIES

     REVOLVING LINE OF CREDIT. At June 30, 2001, the Company has an unsecured revolving line of credit for $417,500,000. The facility may be expanded up to $500,000,000. At the Company's option, the facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25% or (ii) the higher of (a) the Bank of America, N.A. prime rate or (b) the Federal Funds rate plus 0.50%. The interest rate adjusts at the beginning of each new interest period, usually every thirty days. The interest rates were 5.2%, 7.9% and 7.7% at June 30, 2001, December 31, 2000 and December 31, 1999, respectively, and the facility requires an annual commitment fee equal to 0.25% of the committed amount. The line expires in March 2002. The line of credit requires monthly interest payments and all principal is due upon its expiration.

     On August 3, 2001, the Company increased the capacity on the revolving line of credit to $467,500,000, which may be expanded up to $600,000,000, and extended the maturity to

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. DEBT, CONTINUED

August 2003, with the right to extend the maturity for one additional year at the company's sole option, under substantially similar terms.

     MASTER LOAN AND SECURITY AGREEMENT.   The Company had a facility to borrow
up to $100,000,000, using certain commercial mortgage loans as collateral. The agreement charged interest at the one-month LIBOR plus 1.0%, adjusted daily, or 6.8% at December 31, 1999. The agreement matured on October 27, 2000 and was not renewed.

     The average debt outstanding on the revolving credit facilities was $89,043,000, $154,853,000 and $123,860,000 for the six months ended June 30,
2001 and for the years ended December 31, 2000 and 1999, respectively. The maximum amount borrowed under these facilities and the weighted average interest rate for the six months ended June 30, 2001 and for the years ended December 31, 2000 and 1999, were $181,500,000, $257,000,000 and $199,392,000, and 6.4%, 7.6%
and 6.5%, respectively.

NOTE 5. INCOME TAXES

     For the year ended December 31, 1998, the Company incurred income tax expense of $787,000, which resulted from the realization of a taxable net built-in gain associated with property owned by Advisers prior to the Merger. Therefore, the Company's effective tax rate was 1.0% for the year ended December 31, 1998.

NOTE 6. PREFERRED STOCK

     Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3% cumulative preferred stock and 10,000 shares of $100 par value, 4% redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3% cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4% redeemable cumulative preferred stock has a required redemption date in June 2005.

NOTE 7. SHAREHOLDERS' EQUITY

     Sales of common stock for the six months ended June 30, 2001, and the years ended December 31, 2000 and 1999 were as follows:

                                                          2001       2000       1999
                    (IN THOUSANDS)                      --------   --------   --------
Number of common shares...............................     5,824     14,812      8,659
Gross proceeds........................................  $130,139   $263,460   $172,539
Less costs including underwriting fees................    (6,877)   (12,548)    (8,270)
                                                        --------   --------   --------
  Net proceeds........................................  $123,262   $250,912   $164,269
                                                        ========   ========   ========

     In addition, the Company issued 4,123,407 shares of common stock to acquire BLC Financial Services, Inc. in a stock-for-stock exchange on December 31, 2000 for proceeds of $86,076,000.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 7. SHAREHOLDERS' EQUITY, CONTINUED

     The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company's common stock for the five consecutive days immediately prior to the dividend payment date.

     Dividend reinvestment plan activity for the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999 and 1998 was as follows:

                                                      2001      2000     1999     1998
          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)   -------   ------   ------   ------
Shares issued......................................      148      254      233      241
Average price per share............................  $ 23.08   $18.79   $19.43   $20.35

NOTE 8. EARNINGS PER COMMON SHARE

     Earnings per common share for the six months ended June 30, 2001 and 2000 and for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                         FOR THE SIX MONTHS
                                           ENDED JUNE 30,
                                         -------------------
                                           2001       2000       2000      1999      1998
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)  --------   --------   --------   -------   -------
Net increase in net assets resulting
  from operations.....................   $98,134    $64,371    $143,101   $98,570   $78,078
Less preferred stock dividends........      (110)      (110)       (230)     (230)     (230)
                                         -------    -------    --------   -------   -------
Income available to common
  shareholders........................   $98,024    $64,261    $142,871   $98,340   $77,848
                                         =======    =======    ========   =======   =======
Basic shares outstanding..............    87,441     68,128      73,165    59,877    51,941
Dilutive options outstanding to
  officers............................     1,525         47         307       167        33
                                         -------    -------    --------   -------   -------
Diluted shares outstanding............    88,966     68,175      73,472    60,044    51,974
                                         =======    =======    ========   =======   =======
BASIC EARNINGS PER COMMON SHARE.......   $  1.12    $  0.94    $   1.95   $  1.64   $  1.50
                                         =======    =======    ========   =======   =======
DILUTED EARNINGS PER COMMON SHARE.....   $  1.10    $  0.94    $   1.94   $  1.64   $  1.50
                                         =======    =======    ========   =======   =======

NOTE 9. EMPLOYEE STOCK OWNERSHIP PLAN, 401(k) PLAN AND DEFERRED COMPENSATION
        PLAN

     The Company had an employee stock ownership plan ("ESOP") through 1999. Pursuant to the ESOP, the Company was obligated to contribute 5% of each eligible participant's total cash compensation for the year to a plan account on the participant's behalf, which vested over a two-year period. ESOP contributions were used to purchase shares of the Company's common stock.

     As of December 31, 1999 and 1998, the ESOP held 303,210 shares and 282,500 shares, respectively, of the Company's common stock, all of which had been allocated to participants' accounts. The plan was funded annually and the total ESOP contribution expense for the years ended December 31, 1999 and 1998 was $641,000 and $489,000, respectively, net of forfeitures of $4,100 and $4,000, respectively. In 1999, the Company established a 401(k) plan (see below) and elected to terminate the ESOP Plan in 2000. During 2000, the ESOP assets were transferred into the 401(k) plan.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 9. EMPLOYEE STOCK OWNERSHIP PLAN, 401(k) PLAN AND DEFERRED COMPENSATION PLAN, CONTINUED

     The Company's 401(k) retirement investment plan is open to all of its employees. The employees may elect voluntary wage deferrals ranging from 0% to 20% of eligible compensation for the year. In 2000, the Company began making contributions to the 401(k) plan equal to 5% of each eligible participant's total cash compensation for the year. Total 401(k) contribution expense for the year ended December 31, 2000 was $590,000.

     The Company also has a deferred compensation plan (the "DC Plan"). Eligible participants in the DC Plan may elect to defer some of their compensation and have such compensation credited to a participant account. All amounts credited to a participant's account shall be credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company's general creditors. Amounts credited to participants under the DC Plan are at all times 100% vested and non-forfeitable. A participant's account shall become distributable upon his or her separation from service, retirement, disability, death or at a future determined date. All DC Plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company's insolvency. Amounts deferred by participants under the DC Plan are funded to a trust, the trustee of which administers the DC Plan on behalf of the Company.

NOTE 10. STOCK OPTION PLAN

  THE OPTION PLAN

     The purpose of the stock option plan ("Option Plan") is to provide officers and non-officer directors of the Company with additional incentives.

     On May 9, 2000, the Company's stockholders amended the Option Plan to increase the number of shares that may be granted from 6,250,000 to 12,350,000.

     Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted.

     All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 10. STOCK OPTION PLAN, CONTINUED

     Information with respect to options granted, exercised and forfeited under the Option Plan for the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999 and 1998 is as follows:

                                                                         WEIGHTED
                                                                         AVERAGE
                                                                          OPTION
                                                                          PRICE
                                                              SHARES    PER SHARE
              (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)        ------   ------------
Options outstanding at January 1, 1998......................     --       $   --
Granted.....................................................  5,190        20.16
Exercised...................................................    (10)       21.38
Forfeited...................................................    (66)       21.38
                                                              -----       ------
Options outstanding at December 31, 1998....................  5,114       $20.14
Granted.....................................................  1,288        19.75
Exercised...................................................   (318)       19.07
Forfeited...................................................   (195)       20.00
                                                              -----       ------
Options outstanding at December 31, 1999....................  5,889       $20.12
Granted.....................................................  4,162        17.02
Exercised...................................................   (195)       17.68
Forfeited...................................................   (950)       19.81
                                                              -----       ------
Options outstanding at December 31, 2000....................  8,906       $18.76
Granted.....................................................    550        22.75
Exercised...................................................   (315)       19.24
Forfeited...................................................   (491)       17.63
                                                              -----       ------
Options outstanding at June 30, 2001........................  8,650       $19.06
                                                              =====       ======

  NOTES RECEIVABLE FROM THE SALE OF COMMON STOCK

     The Company provides loans to officers for the exercise of options. The loans have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders' equity. As of June 30, 2001 and December 31, 2000, 1999 and 1998, the Company had outstanding loans to officers of $26,237,000, $25,083,000, $29,461,000, and $23,735,000, respectively.
Officers with outstanding loans repaid principal of $3,002,000, $6,363,000, $195,000, and $5,591,000, for the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999 and 1998, respectively. The Company recognized interest income from these loans of $754,000, $1,712,000, $1,539,000 and $1,600,000, respectively, during these same periods.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 10. STOCK OPTION PLAN, CONTINUED

     The following table summarizes information about stock options outstanding at June 30, 2001:

                                            WEIGHTED
                                            AVERAGE           WEIGHTED                       WEIGHTED
                             TOTAL         REMAINING          AVERAGE          TOTAL         AVERAGE
        RANGE OF            NUMBER      CONTRACTUAL LIFE      EXERCISE        NUMBER         EXERCISE
    EXERCISE PRICES       OUTSTANDING       (YEARS)            PRICE        EXERCISABLE       PRICE
    ---------------       -----------   ----------------   --------------   -----------   --------------
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND YEARS)
$16.81..................     3,503            8.90             $16.81          1,164          $16.81
$17.50-$19.94...........     1,685            8.16             $18.33            448          $18.10
$21.38..................     2,470            6.53             $21.38          1,678          $21.38
$21.88-$22.78...........       792            8.88             $22.06            260          $22.22
$24.06..................       200            9.62             $24.06             --          $   --
                             -----            ----             ------          -----          ------
$16.81-$24.06...........     8,650            8.09             $19.06          3,550          $19.53
                             =====            ====             ======          =====          ======

     The Company accounts for its stock options as required by the Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees," and accordingly no compensation cost has been recognized as the exercise price equals the market price on the date of grant. Had compensation cost for the plan been determined consistent with SFAS No. 123 "Accounting for Stock Based Compensation," which records options at fair value on the date of issuance and amortizes that amount over the vesting period of the option, the Company's net increase in net assets resulting from operations and basic and diluted earnings per common share would have been reduced to the following pro forma amounts:

                                                            2000      1999      1998
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)          --------   -------   -------
Net increase in net assets resulting from operations:
     As reported........................................  $143,101   $98,570   $78,078
     Pro forma..........................................  $137,716   $94,510   $72,684
Basic earnings per common share:
     As reported........................................     $1.95     $1.64     $1.50
     Pro forma..........................................     $1.88     $1.58     $1.39
Diluted earnings per common share:
     As reported........................................     $1.94     $1.64     $1.50
     Pro forma..........................................     $1.87     $1.57     $1.39

     Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model, with the following weighted average assumptions for grants: risk-free interest rate of 6.5%, 5.9% and 5.0% for 2000, 1999 and 1998, respectively; expected life of approximately five years for all options granted; expected volatility of 34%, 37% and 35% for 2000, 1999 and 1998, respectively; and dividend yield of 8.7%, 9.0% and 8.0% for 2000, 1999 and 1998, respectively.

NOTE 11. CUT-OFF AWARD AND FORMULA AWARD

     The Predecessor Companies' existing stock option plans were canceled and the Company established a cut-off dollar amount for all existing, but unvested options as of the date of the Merger (the "Cut-off Award"). The Cut-off Award was computed for each unvested option as of the Merger date. The Cut-off Award was equal to the difference between the market price on August 14, 1997

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 11. CUT-OFF AWARD AND FORMULA AWARD, CONTINUED

(the Merger announcement date) of the shares of stock underlying the option less the exercise price of the option. The Cut-off Award was payable for each unvested option upon the future vesting date of that option. The Cut-off Award was designed to cap the appreciated value in unvested options at the Merger announcement date, in order to set the foundation to balance option awards upon the Merger. The Cut-off Award approximated $2.9 million in the aggregate and has been expensed as the Cut-off Award vests. For the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999 and 1998, $91,000, $535,000,
$532,000, and $807,000, respectively, of the Cut-off Award vested.

     The Formula Award was established to compensate employees from the point when their unvested options would cease to appreciate in value (the Merger announcement date), up until the time at which they would be able to receive option awards in ACC post-merger. In the aggregate, the Formula Award equaled 6% of the difference between an amount equal to the combined aggregated market capitalizations of the Predecessor Companies as of the close of the market on the day before the Merger date (December 30, 1997), less an amount equal to the combined aggregate market capitalizations of Allied Lending and the Predecessor Companies as of the close of the market on the Merger announcement date. Advisers' compensation committee allocated the Formula Award to individual officers on December 30, 1997. The amount of the Formula Award as computed at December 30, 1997 was $18,994,000. This amount was contributed to the Company's deferred compensation trust under the DC Plan (see Note 9) and was used to purchase shares of the Company's stock (included in common stock held in deferred compensation trust). The Formula Award vested equally in three installments on December 31, 1998, 1999 and 2000. The Formula Award has been expensed in each year in which it vested. For the years ended December 31, 2000, 1999 and 1998, $5,648,000, $6,221,000 and $6,241,000, respectively, was expensed as a result of the Formula Award. At December 31, 2000 and 1999, the liability related to the Formula Award was $5,648,000 and $6,221,000, respectively, and has been included in common stock held in deferred compensation trust. Vested Formula Awards have been distributed to recipients by the Company, however, sale of the Company's stock by the recipients is restricted. Unvested Formula Awards were forfeited upon a recipient's separation from service and the related Company stock was retired. During 2000, 1999 and 1998, $563,000, $61,000 and $270,000, respectively, of the Formula Award was forfeited.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 12. DIVIDENDS AND DISTRIBUTIONS

     For the years ended December 31, 2000, 1999 and 1998, the Company declared the following distributions:

                                             2000                  1999                  1998
                                     --------------------   -------------------   -------------------
                                      TOTAL     TOTAL PER    TOTAL    TOTAL PER    TOTAL    TOTAL PER
                                      AMOUNT      SHARE     AMOUNT      SHARE     AMOUNT      SHARE
                                     --------   ---------   -------   ---------   -------   ---------
(IN THOUSANDS, EXCEPT PER SHARE
  AMOUNTS)

First quarter......................  $ 30,715     $0.45     $23,286     $0.40     $18,025     $0.35
Second quarter.....................    33,150      0.45      23,746      0.40      17,966      0.35
Third quarter......................    34,751      0.46      24,768      0.40      17,976      0.35
Fourth quarter.....................    37,179      0.46      26,141      0.40      19,444      0.35
Annual extra distribution..........        --        --          --        --       1,676      0.03
                                     --------     -----     -------     -----     -------     -----
Total distributions to common
  shareholders.....................  $135,795     $1.82     $97,941     $1.60     $75,087     $1.43
                                     ========     =====     =======     =====     =======     =====

     For income tax purposes, distributions for 2000, 1999 and 1998 were composed of the following:

                                                2000                  1999                  1998
                                        --------------------   -------------------   -------------------
                                                     TOTAL                 TOTAL                 TOTAL
                                         TOTAL        PER       TOTAL       PER       TOTAL       PER
                                         AMOUNT      SHARE     AMOUNT      SHARE     AMOUNT      SHARE
                                        --------   ---------   -------   ---------   -------   ---------
(IN THOUSANDS, EXCEPT PER SHARE
  AMOUNTS)

Ordinary income.......................  $116,321     $1.56     $76,948     $1.26     $49,397     $0.94
Long-term capital gains...............    19,474      0.26      20,993      0.34      25,690      0.49
                                        --------     -----     -------     -----     -------     -----
Total distributions to common
  shareholders........................  $135,795     $1.82     $97,941     $1.60     $75,087     $1.43
                                        ========     =====     =======     =====     =======     =====

     The following table summarizes the differences between financial statement net income and taxable income for the years ended December 31, 2000, 1999 and 1998:

                                                            2000            1999             1998
                                                          --------         -------         --------
(IN THOUSANDS)

Financial statement net income..........................  $143,101         $98,570         $ 78,078
Adjustments:
     Net unrealized gains...............................   (14,861)         (2,138)          (1,079)
     Amortization of discount...........................       233             129            2,207
     Post-Merger gain on securitization of commercial
       mortgage loans...................................        --              --          (14,812)
     Interest income from securitized commercial
       mortgage loans...................................     3,149           4,640            4,910
     Gains from disposition of portfolio assets.........     5,202          (4,547)           1,177
     Expenses not deductible for tax:
          Formula award.................................     1,374           2,158            6,242
          Other.........................................     1,197           1,053            1,393
     Other..............................................    (1,012)         (1,492)          (3,816)
     Income tax expense.................................        --              --              787
                                                          --------         -------         --------
Taxable income..........................................  $138,383         $98,373         $ 75,087
                                                          ========         =======         ========

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 12. DIVIDENDS AND DISTRIBUTIONS, CONTINUED

     The Company must distribute at least 90% of its ordinary taxable income to qualify for pass through tax treatment and maintain its RIC status.

NOTE 13. CONCENTRATIONS OF CREDIT RISK

     The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit. At June 30, 2001, December 31, 2000 and 1999, cash and cash equivalents consisted of the following:

                                                                        DECEMBER 31,
                                                          JUNE 30,    -----------------
                                                            2001       2000      1999
                                                          ---------   -------   -------
(IN THOUSANDS)

Cash and cash equivalents...............................   $11,030    $11,337   $24,419
Less escrows held.......................................    (7,597)    (8,888)   (6,264)
                                                           -------    -------   -------
          Total cash and cash equivalents...............   $ 3,433    $ 2,449   $18,155
                                                           =======    =======   =======

NOTE 14. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

     For the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999 and 1998, the Company paid $31,916,000, $54,112,000, $21,092,000, and
$21,708,000, respectively, for interest and income taxes. For the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999, and 1998, the Company's non-cash investing activities totaled $4,155,000, $88,062,000, $19,320,000, and $1,265,000, respectively. For the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999, and 1998, the Company's non-cash financing activities totaled $7,569,000, $92,835,000, $10,241,000, and $6,237,000, respectively, and includes common stock issuance resulting from stock option exercises and dividend reinvestment shares issued. The Company's non-cash investing and financing activities for the year ended December 31, 2000 includes the issuance of $86.1 million of the Company's common stock to acquire BLC Financial Services, Inc. as discussed in Note 1.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 15. SELECTED QUARTERLY DATA (UNAUDITED)

                                                                      2000
                                                      -------------------------------------
                                                       QTR 1     QTR 2     QTR 3     QTR 4
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)              -------   -------   -------   -------
Total interest and related portfolio income.........  $43,897   $49,965   $55,992   $61,735
Net operating income before net realized and
  unrealized gains..................................  $22,573   $24,700   $30,719   $34,725
Net increase in net assets resulting from
  operations........................................  $29,581   $34,790   $36,449   $42,281
Diluted net operating income per common share.......  $  0.34   $  0.35   $  0.40   $  0.43
Basic earnings per common share.....................  $  0.45   $  0.50   $  0.48   $  0.52
Diluted earnings per common share...................  $  0.45   $  0.50   $  0.48   $  0.52

                                                                          1999
                                                          -------------------------------------
                                                           QTR 1     QTR 2     QTR 3     QTR 4
                                                          -------   -------   -------   -------
Total interest and related portfolio income.............  $27,678   $33,186   $37,998   $42,278
Net operating income before net realized and unrealized
  gains.................................................  $13,830   $16,619   $19,273   $21,319
Net increase in net assets resulting from operations....  $18,580   $22,121   $26,944   $30,925
Diluted net operating income per common share...........  $  0.24   $  0.28   $  0.31   $  0.34
Basic earnings per common share.........................  $  0.33   $  0.38   $  0.44   $  0.49
Diluted earnings per common share.......................  $  0.33   $  0.38   $  0.44   $  0.49

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                          CONSOLIDATING BALANCE SHEET

                                                                  DECEMBER 31, 2000
                                           ---------------------------------------------------------------
                                             ALLIED       ALLIED                              CONSOLIDATED
                                            CAPITAL     INVESTMENT   OTHERS    ELIMINATIONS      TOTAL
                                           ----------   ----------   -------   ------------   ------------
(IN THOUSANDS)
                                                  ASSETS
Portfolio at value:
    Private finance......................  $1,134,409    $148,058    $    --    $      --      $1,282,467
    Commercial real estate finance.......     408,113       4,605     92,816           --         505,534
    Small business finance...............          --          --         --           --              --
    Investments in subsidiaries..........     142,169          --         --     (142,169)             --
                                           ----------    --------    -------    ---------      ----------
         Total portfolio at value........   1,684,691     152,663     92,816     (142,169)      1,788,001
Cash and cash equivalents................          41         802      1,606           --           2,449
Intercompany notes and receivables.......      29,444         225        798      (30,467)             --
Other assets.............................      57,891       5,285        191           --          63,367
                                           ----------    --------    -------    ---------      ----------
         Total assets....................  $1,772,067    $158,975    $95,411    $(172,636)     $1,853,817
                                           ==========    ========    =======    =========      ==========

                                   LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Notes payable and debentures.........  $  626,298    $ 78,350    $    --    $      --      $  704,648
    Revolving credit facilities..........      82,000          --         --           --          82,000
    Accounts payable and other
      liabilities........................      28,502       1,800        175           --          30,477
    Dividends and distributions
      payable............................          --       2,795      3,700       (6,495)             --
    Intercompany notes and payables......       5,575       1,651     16,746      (23,972)             --
                                           ----------    --------    -------    ---------      ----------
         Total liabilities...............     742,375      84,596     20,621      (30,467)        817,125
                                           ----------    --------    -------    ---------      ----------
Commitments and Contingencies
Preferred stock..........................          --       7,000         --           --           7,000
Shareholders' Equity:
    Common stock.........................           9          --          1           (1)              9
    Additional paid-in capital...........   1,043,653      43,873     72,254     (116,127)      1,043,653
    Notes receivable from sale of common
      stock..............................     (25,083)         --         --           --         (25,083)
    Net unrealized appreciation
      (depreciation) on portfolio........      19,378       7,233     (1,720)      (5,513)         19,378
    Undistributed (distributions in
      excess of) earnings................      (8,265)     16,273      4,255      (20,528)         (8,265)
                                           ----------    --------    -------    ---------      ----------
         Total shareholders' equity......   1,029,692      67,379     74,790     (142,169)      1,029,692
                                           ----------    --------    -------    ---------      ----------
         Total liabilities and
           shareholders' equity..........  $1,772,067    $158,975    $95,411    $(172,636)     $1,853,817
                                           ==========    ========    =======    =========      ==========

  The accompanying notes are an integral part of these consolidating financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATING STATEMENT OF OPERATIONS

                                                            FOR THE YEAR ENDED DECEMBER 31, 2000
                                           -----------------------------------------------------------------------
                                            ALLIED      ALLIED     ALLIED                             CONSOLIDATED
                                           CAPITAL    INVESTMENT    SBLC     OTHERS    ELIMINATIONS      TOTAL
                                           --------   ----------   -------   -------   ------------   ------------
(IN THOUSANDS)
Interest and Related Portfolio Income
    Interest and dividends...............  $155,790    $15,248     $ 4,958   $ 6,311     $     --       $182,307
    Intercompany interest................     5,533         --          --        --       (5,533)            --
    Premiums from loan dispositions......     6,583        117       9,438        --           --         16,138
    Income from investments in wholly
      owned subsidiaries.................    26,147         --          --        --      (26,147)            --
    Investment advisory fees and other
      income.............................    10,166        103       1,915       960           --         13,144
                                           --------    -------     -------   -------     --------       --------
         Total interest and related
           portfolio income..............   204,219     15,468      16,311     7,271      (31,680)       211,589
                                           --------    -------     -------   -------     --------       --------
Expenses
    Interest.............................    51,043      6,369          --        --           --         57,412
    Intercompany interest................        --        170       4,861       502       (5,533)            --
    Employee.............................    19,375         --          --       467           --         19,842
    Administrative.......................    14,001         72       1,035       327           --         15,435
                                           --------    -------     -------   -------     --------       --------
         Total operating expenses........    84,419      6,611       5,896     1,296       (5,533)        92,689
                                           --------    -------     -------   -------     --------       --------
    Formula and cut-off awards...........     6,183         --          --        --           --          6,183
                                           --------    -------     -------   -------     --------       --------
Net operating income before net realized
  and unrealized gains...................   113,617      8,857      10,415     5,975      (26,147)       112,717
Net Realized and Unrealized Gains
    Net realized gains (losses)..........    14,623      1,585        (558)     (127)          --         15,523
    Net unrealized gains (losses)........    14,861      5,178        (940)      615       (4,853)        14,861
                                           --------    -------     -------   -------     --------       --------
         Total net realized and
           unrealized gains (losses).....    29,484      6,763      (1,498)      488       (4,853)        30,384
                                           --------    -------     -------   -------     --------       --------
Net increase in net assets resulting from
  operations.............................  $143,101    $15,620     $ 8,917   $ 6,463     $(31,000)      $143,101
                                           ========    =======     =======   =======     ========       ========

  The accompanying notes are an integral part of these consolidating financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                                                        FOR THE YEAR ENDED DECEMBER 31, 2000
                                     --------------------------------------------------------------------------
                                      ALLIED       ALLIED      ALLIED                              CONSOLIDATED
                                      CAPITAL    INVESTMENT     SBLC      OTHERS    ELIMINATIONS      TOTAL
                                     ---------   ----------   --------   --------   ------------   ------------
(IN THOUSANDS)
Cash Flows from Operating
  Activities
    Net increase in net assets
      resulting from operations....  $ 143,101    $ 15,620    $  8,917   $  6,463     $(31,000)     $ 143,101
    Adjustments
      Net unrealized (gains)
         losses....................    (14,861)     (5,178)        940       (615)       4,853        (14,861)
      Depreciation and
         amortization..............        925          --          --         --           --            925
      Amortization of loan
         discounts and fees........     (8,995)       (737)       (369)        --           --        (10,101)
      Changes in other assets and
         liabilities...............        442      (1,487)      2,097        984           --          2,036
                                     ---------    --------    --------   --------     --------      ---------
         Net cash provided by
           operating activities....    120,612       8,218      11,585      6,832      (26,147)       121,100
                                     ---------    --------    --------   --------     --------      ---------
Cash Flows from Investing
  Activities
    Portfolio investments..........   (723,825)    (32,384)   (133,042)        --           --       (889,251)
    Repayments of investment
      principal....................    125,840      21,156       7,116         --           --        154,112
    Proceeds from loan sales.......    179,293          --     100,951         --           --        280,244
    Net change in intercompany
      investments..................    (10,791)    (17,223)     10,207     (8,340)      26,147             --
    Other investing activities.....     (2,488)      2,194         927        784           --          1,417
                                     ---------    --------    --------   --------     --------      ---------
         Net cash used in investing
           activities..............   (431,971)    (26,257)    (13,841)    (7,556)      26,147       (453,478)
                                     ---------    --------    --------   --------     --------      ---------
Cash Flows from Financing
  Activities
    Sale of common stock...........    250,912          --          --         --           --        250,912
    Collections of notes receivable
      from sale of common stock....      6,363          --          --         --           --          6,363
    Common dividends and
      distributions paid...........   (131,022)         --          --         --           --       (131,022)
    Preferred stock dividends
      paid.........................         --        (220)         --        (10)          --           (230)
    Net borrowings under notes
      payable and debentures.......    201,598      15,700          --         --           --        217,298
    Net repayments under revolving
      lines of credit..............    (23,500)         --          --         --           --        (23,500)
    Other financing activities.....     (3,149)         --          --         --           --         (3,149)
                                     ---------    --------    --------   --------     --------      ---------
         Net cash provided by (used
           in) financing
           activities..............    301,202      15,480          --        (10)          --        316,672
                                     ---------    --------    --------   --------     --------      ---------
Net decrease in cash and cash
  equivalents......................  $ (10,157)   $ (2,559)   $ (2,256)  $   (734)    $     --      $ (15,706)
                                     ---------    --------    --------   --------     --------      ---------
Cash and cash equivalents at
  beginning of year................  $  10,198    $  3,361    $  2,256   $  2,340     $     --      $  18,155
                                     ---------    --------    --------   --------     --------      ---------
Cash and cash equivalents at end of
  year.............................  $      41    $    802    $     --   $  1,606     $     --      $   2,449
                                     =========    ========    ========   ========     ========      =========

  The accompanying notes are an integral part of these consolidating financial statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF ALLIED CAPITAL CORPORATION AND
SUBSIDIARIES:

     We have audited the accompanying consolidated balance sheets of Allied Capital Corporation and subsidiaries as of December 31, 2000 and 1999, including the consolidated statement of investments as of December 31, 2000, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period then ended. These consolidated financial statements and supplementary consolidating financial information referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and supplementary consolidating financial information referred to below based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. These procedures included physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 2, the consolidated financial statements include investments valued at $1,788,001,000 as of December 31, 2000 and $1,228,497,000
as of December 31, 1999 (96 percent and 95 percent, respectively, of total assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the board of directors in arriving at its estimate of value of such investments and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, the board of directors' estimate of values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

     Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Arthur Andersen LLP

Vienna, Virginia
February 13, 2001

                           ALLIED CAPITAL CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION
                                AUGUST 22, 2001

                           -------------------------

     This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the prospectus dated August 22, 2001 relating to this offering and the accompanying prospectus supplement, if any. You can obtain a copy of the prospectus by calling Allied Capital Corporation at 1-888-818-5298 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

                               TABLE OF CONTENTS

                                                        PAGE IN THE       LOCATION
                                                         STATEMENT       OF RELATED
                                                       OF ADDITIONAL   DISCLOSURE IN
                                                        INFORMATION    THE PROSPECTUS
                                                       -------------   --------------
General Information and History......................       B-2         1;13;39
Investment Objective and Policies....................       B-2         1;13;39
Management...........................................       B-2            57
     Compensation of Executive Officers and
       Directors.....................................       B-2            61
     Compensation of Directors.......................       B-3            62
     Stock Option Awards.............................       B-3            62
     Formula Award and Cut-Off Award.................       B-5            63
     Committees of the Board of Directors............       B-5           N/A
Control Persons and Principal Holders of
  Securities.........................................       B-6           N/A
Investment Advisory Services.........................       B-7          45;57
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar..........................................       B-7            78
Brokerage Allocation and Other Practices.............       B-7           N/A

                           -------------------------

                        GENERAL INFORMATION AND HISTORY

     This SAI contains information with respect to Allied Capital Corporation (the "Company"). The Company changed its name from "Allied Capital Lending Corporation" to "Allied Capital Corporation," effective upon the merger, which was consummated on December 31, 1997. The Company is a registered investment adviser. The Company was initially organized as a corporation in the District of Columbia in 1976 and was reincorporated in the state of Maryland in 1990.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by providing investment capital to private companies and undervalued public companies in a variety of different industries and diverse geographic locations throughout the United States. We focus on investments in two areas: private finance and commercial real estate finance, primarily the purchase of commercial mortgage-backed securities ("CMBS"). Our investment portfolio consists primarily of long-term unsecured loans with equity features, commercial mortgage-backed securities, and commercial mortgage loans. At June 30, 2001, our investment portfolio totaled $2.0 billion. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the prospectus. In addition to its core lending business, the Company also provides advisory services to private investment funds.

                                   MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Under Commission rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid by the Company in all capacities during the year ended December 31, 2000 to the directors and the three highest paid executive officers of the Company, collectively, the "Compensated Persons".

                               COMPENSATION TABLE

                                                AGGREGATE     SECURITIES                 DIRECTORS
                                               COMPENSATION   UNDERLYING   PENSION OR    FEES PAID
                                                 FROM THE      OPTIONS/    RETIREMENT      BY THE
              NAME AND POSITION                 COMPANY(1)     SARS(4)      BENEFITS     COMPANY(5)
              -----------------                ------------   ----------   ----------   ------------
William L. Walton, Chairman and CEO(2).......   $2,582,916     755,500        --          $     0
Joan M. Sweeney, Managing Director(2)........    1,438,699     285,000        --                0
John M. Scheurer, Managing Director(2).......    1,002,463     125,000        --                0
Brooks H. Browne, Director...................       14,000       5,000        --           14,000
John D. Firestone, Director..................       19,500       5,000        --           19,500
Anthony T. Garcia, Director..................       12,000       5,000        --           12,000
Lawrence I. Hebert, Director.................        7,000       5,000        --            7,000
John I. Leahy, Director......................       23,000       5,000        --           23,000
Robert E. Long, Director.....................       22,000       5,000        --           22,000
Warren K. Montouri, Director.................       16,000       5,000        --           16,000
Guy T. Steuart II, Director..................       14,000       5,000        --           14,000
T. Murray Toomey, Director...................        8,000       5,000        --            8,000

                                                AGGREGATE     SECURITIES                 DIRECTORS
                                               COMPENSATION   UNDERLYING   PENSION OR    FEES PAID
                                                 FROM THE      OPTIONS/    RETIREMENT      BY THE
              NAME AND POSITION                 COMPANY(1)     SARS(4)      BENEFITS     COMPANY(5)
              -----------------                ------------   ----------   ----------   ------------
Laura W. van Roijen, Director................        8,000       5,000        --            8,000
George C. Williams, Jr., Director and
  Chairman Emeritus(3).......................      735,352          --        --           17,000

---------------
(1) There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person's total salary and bonus for the year.
(2) The following table provides detail as to aggregate compensation paid during 2000 as to the three highest paid executive officers of the Company:

                                                                            VESTED
                                                                           FORMULA     CUT-OFF     OTHER
                                                     SALARY     BONUS       AWARD       AWARD     BENEFITS
                                                    --------   --------   ----------   --------   --------
      Mr. Walton..................................  $430,979   $650,000   $1,278,740   $170,156   $53,041
      Ms. Sweeney.................................   271,612    350,000      749,246     36,603    31,239
      Mr. Scheurer................................   262,727    335,000      347,590     29,248    27,898

    Included for each executive officer in "Other Benefits" is a contribution to the 401(k) Plan, life insurance premiums and a contribution to the Deferred Compensation Plan. See also "--Employment Agreements" and "--Formula Award and Cut-Off Award".
(3) In addition to director's fees, Mr. Williams received $144,000 in consulting fees, $52,373 in Cut-Off Award and $521,979 in vested Formula Award.
(4) See "Stock Option Awards" for terms of options granted in 2000. The Company does not maintain a restricted stock plan or a long-term incentive plan.
(5) Consists only of directors' fees paid by the Company during 2000. Such fees are also included in the column titled "Aggregate Compensation from the Company."

COMPENSATION OF DIRECTORS

     During 2000, each director received $1,000 for each Board of Directors or committee meeting attended, except with respect to the members of the Executive Committee, who each received an annual retainer of $10,000 in lieu of fees paid for each Executive Committee meeting attended.

     In May 2001, the Board of Directors voted to modify the directors' fees to be paid, effective immediately. Each director who does not serve on the Executive Committee will receive a $10,000 annual retainer in lieu of per meeting fees; directors who serve on the Executive Committee will receive a $25,000 annual retainer in lieu of per meeting fees. Members of each committee other than the Executive Committee will receive $1,000 for each committee meeting attended during the year. In addition, the chairmen of the Audit and Compensation Committees each will receive a $3,000 annual retainer for their additional services in these capacities. The Chairman and CEO of the Company does not receive director's fees.

     Non-officer directors are eligible for stock option awards under the Company's Stock Option Plan pursuant to an exemptive order from the Commission. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected to the Board. Thereafter, each non-officer director will receive 5,000 options each year on the date of the annual meeting of stockholders at the fair market value on the date of grant. See "Stock Option Plan."

STOCK OPTION AWARDS

     The following table sets forth the details relating to option grants in 2000 to Compensated Persons under the Company's Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the Commission. See "Stock Option Plan" in the Prospectus.

                           OPTIONS GRANTS DURING 2000

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                               NUMBER OF                                                   ANNUAL RATES
                               SECURITIES    PERCENT OF                               OF STOCK APPRECIATION
                               UNDERLYING   TOTAL OPTIONS   EXERCISE                   OVER 10-YEAR TERM(3)
                                OPTIONS        GRANTED      PRICE PER   EXPIRATION   ------------------------
NAME                           GRANTED(1)    IN 2000(2)       SHARE        DATE          5%           10%
----                           ----------   -------------   ---------   ----------   ----------   -----------
William L. Walton............   755,500         18.15%       $16.81      05/26/10    $7,988,359   $20,244,070
Joan M. Sweeney..............   285,000          6.85%        16.81      05/26/10     3,013,477     7,636,744
John M. Scheurer.............   125,000          3.00%        16.81      05/26/10     1,321,701     3,349,449
Brooks H. Browne.............     5,000          0.12%        17.50      05/09/10        55,028       139,452
John D. Firestone............     5,000          0.12%        17.50      05/09/10        55,028       139,452
Anthony T. Garcia............     5,000          0.12%        17.50      05/09/10        55,028       139,452
Lawrence I. Hebert...........     5,000          0.12%        17.50      05/09/10        55,028       139,452
John I. Leahy................     5,000          0.12%        17.50      05/09/10        55,028       139,452
Robert E. Long...............     5,000          0.12%        17.50      05/09/10        55,028       139,452
Warren K. Montouri...........     5,000          0.12%        17.50      05/09/10        55,028       139,452
Guy T. Steuart II............     5,000          0.12%        17.50      05/09/10        55,028       139,452
T. Murray Toomey.............     5,000          0.12%        17.50      05/09/10        55,028       139,452
Laura W. van Roijen..........     5,000          0.12%        17.50      05/09/10        55,028       139,452

---------------
(1) Options granted to officers in 2000 generally vest in three equal installments beginning on the first anniversary date of the grant, with full vesting occurring on the third anniversary of the grant date or change of control of the Company. Options granted to non-officer directors vest immediately.

(2) In 2000, the Company granted options to purchase a total of 4,162,112 shares.

(3) Potential realizable value is calculated on 2000 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

     The following table sets forth the details of option exercises by Compensated Persons during 2000 and the values of those unexercised options at December 31, 2000.

                  OPTION EXERCISES AND YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-
                                                          UNDERLYING UNEXERCISED           THE-MONEY OPTIONS
                              SHARES                      OPTIONS AS OF 12/31/00           AS OF 12/31/00(2)
                            ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME              EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   -----------   -----------   -------------   -----------   -------------
William L. Walton.........       0              0         393,448       1,196,961      $195,582      $3,412,491
Joan M. Sweeney...........       0              0         212,310         522,476       161,162       1,397,480
John M. Scheurer..........       0              0         204,669         348,270       140,641         706,522
George C. Williams, Jr....       0              0         146,396           4,999        15,003          14,997
Brooks H. Browne..........       0              0          15,000               0        16,875               0
John D. Firestone.........       0              0          15,000               0        16,875               0
Anthony D. Garcia.........       0              0          15,000               0        16,875               0
Lawrence I. Hebert........       0              0          15,000               0        16,875               0
John I. Leahy.............       0              0          15,000               0        16,875               0
Robert E. Long............       0              0          15,000               0        16,875               0
Warren K. Montouri........       0              0          15,000               0        16,875               0
Guy T. Steuart II.........       0              0          15,000               0        16,875               0
T. Murray Toomey..........       0              0          15,000               0        16,875               0
Laura W. van Roijen.......       0              0          15,000               0        16,875               0

---------------
(1) Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.
(2) Value of unexercised options is calculated as the closing market price on December 31, 2000 ($20.88), net of the option exercise price, but before any tax liabilities or transaction costs. "In-the-Money Options" are options with an exercise price that is less than the market price as of December 31, 2000.

FORMULA AWARD AND CUT-OFF AWARD

     Formula Award. The Formula Award was designed as an incentive compensation program that would replace stock options of the predecessor companies that were cancelled as a result of the Company's 1997 merger, and would balance share ownership among key officers. The Company accrued the Formula Award over the three-year period on the anniversary of the merger date (December 31) in 1998, 1999 and 2000. The Formula Award expense for 2000 totaled $5.7 million. The terms of the Formula Award required that the award be contributed to the Company's deferred compensation plan, and used to purchase shares of the Company in the open market. See "Deferred Compensation Plan."

     Cut-Off Award. The Cut-Off Award was designed to cap the appreciated value in unvested options at the merger announcement date in order to set the foundation to balance option awards upon the merger on December 31, 1997. The Cut-Off Award is payable for each canceled option as the canceled options would have vested and vests automatically in the event of a change of control. The Cut-Off Award is payable if the award recipient is employed by the Company on the future vesting date. The Cut-Off Award expense for 2000 totaled $0.5 million.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Executive Committee has and may exercise those rights, powers and authority that the Board of Directors from time to time grants to it, except where action by the full Board is required by statute, an order of the Securities and Exchange Commission (the "Commission") or the Company's charter or bylaws. The Executive Committee also reviews and approves all investments of $10 million or more. The Executive Committee met 34 times during 2000. The Executive Committee currently consists of Messrs. Walton, Leahy, Long, Hebert, Steuart, and Williams.

     The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is incorporated by reference to this registration statement. The charter sets forth the responsibilities of the Audit Committee. Generally, the Audit Committee recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company's financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the Company's annual financial statements and receives the Company's audit reports and financial statements. The Audit Committee met six times during 2000. The Audit Committee currently consists of Messrs. Browne and Leahy and Ms. van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange.

     The Compensation Committee determines the compensation for the Company's executive officers and the amount of salary and bonus to be included in the compensation package for each of the Company's officers and employees. In addition, the Compensation Committee approves stock option grants for the Company's officers under the Company's Stock Option Plan. The Compensation Committee met five times during 2000. The Compensation Committee currently consists of Messrs. Browne, Long, Firestone, and Garcia.

     The Nominating Committee recommends candidates for election as directors to the Board of Directors. The Nominating Committee met once during 2000. The Nominating Committee currently consists of Messrs. Walton, Toomey, Browne and Williams.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of August 3, 2001, there were no persons that owned 25% or more of the Company's outstanding voting securities, and no person would be deemed to control the Company, as such term is defined in the 1940 Act.

     The following table sets forth, as of August 3, 2001, each current director, the Chief Executive Officer, the Company's executive officers, and the executive officers and directors as a group. The address for each director and executive officer is 1919 Pennsylvania Avenue, NW, Washington, DC 20006. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power. The Company is not aware of any shareholder that beneficially owns more than 5% of the Company's outstanding shares of common stock.

                                                       NUMBER OF
                                                         SHARES
NAME OF                                                  OWNED            PERCENTAGE
BENEFICIAL OWNER                                      BENEFICIALLY        OF CLASS(1)
----------------                                      ------------       -------------
DIRECTORS:
William L. Walton................................       1,424,575(2,4,9)      1.5%
Brooks H. Browne.................................          63,460(3)            *
John D. Firestone................................          49,713(3,11)         *
Anthony T. Garcia................................          78,112(3)            *
Lawrence I. Hebert...............................          36,800(3)            *
John I. Leahy....................................          36,818(3)            *
Robert E. Long...................................          29,796(3)            *
Warren K. Montouri...............................         246,182(3)            *
Guy T. Steuart II................................         338,180(3,5)          *
T. Murray Toomey, Esq............................          52,666(3,6)          *
Laura W. van Roijen..............................          53,205(3,12)         *
George C. Williams, Jr...........................         432,583(2)            *
EXECUTIVE OFFICERS:
Scott S. Binder..................................         283,113(2,10)         *
Samuel B. Guren..................................         222,200(2)            *
Philip A. McNeill................................         401,550(2)            *
Penni F. Roll....................................         145,586(2)            *
John M. Scheurer.................................         594,260(2)            *
Joan M. Sweeney..................................         645,754(2)            *
Thomas H. Westbrook..............................         322,410(2,8)          *
G. Cabell Williams III...........................         884,247(2,4)        1.0%
All directors and executive officers as a group
  (20 in number).................................       6,037,680(7)          6.3%

---------------
   * Less than 1%

 (1) Based on a total of 92,690,062 shares of the Company's common stock issued and outstanding on August 3, 2001 and shares of the Company's common stock issuable upon the exercise of immediately exercisable stock options held by each individual executive officer and non-officer director.

 (2) Share ownership for the following directors and executive officers includes:

                                                               OPTIONS EXERCISABLE     ALLOCATED
                                                    OWNED        WITHIN 60 DAYS        TO 401(k)
                                                   DIRECTLY     OF AUGUST 3, 2001     PLAN ACCOUNT
                                                   --------    -------------------    ------------
     William L. Walton.........................    414,025           760,183              1,493
     Scott S. Binder...........................     68,815           212,920              1,378
     Samuel B. Guren...........................      2,500           219,700                  0
     Philip A. McNeill.........................    191,706           199,415             10,429
     Penni F. Roll.............................     53,269            87,885              4,432
     John M. Scheurer..........................    268,568           300,024             25,668
     Joan M. Sweeney...........................    272,075           362,423             11,256
     Thomas H. Westbrook.......................    190,041           132,369                  0
     George C. Williams, Jr. ..................    286,187           146,396                  0
     G. Cabell Williams, III...................    438,284           195,596             79,667

 (3) Beneficial ownership includes exercisable options to purchase 20,000 shares, except Mr. Toomey who has 16,000 shares and Mr. Montouri who has 15,000 shares.
 (4) Includes 250,367 shares held by the 401(k) Plan, of which Messrs. Walton and Williams III are co-trustees. Messrs. Walton and Williams III disclaim beneficial ownership of such shares.
 (5) Includes 276,691 shares held by a corporation for which Mr. Steuart II serves as an executive officer.
 (6) Includes 36,666 shares held by a trust for the benefit of Mr. Toomey and his wife.
 (7) Includes a total of 2,807,911 shares underlying stock options exercisable within 60 days of May 10, 2001, which are assumed to be outstanding for the purpose of calculating the group's percentage ownership, and 250,367 shares held by the 401(k) Plan.
 (8) Includes 15,865 shares held in an IRA.
 (9) Includes 10,618 shares held in an IRA.
(10) Includes 273 shares held in an IRA.
(11) Includes 704 shares held in an IRA and 1,548 shares held in a Keogh account.
(12) Includes 3,903 shares held in an IRA.

                          INVESTMENT ADVISORY SERVICES

     The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser. The Company is a registered investment adviser under the Advisers Act and provides advisory services to one other entity. The Company's officers provide investment and portfolio management services for the Company, as well as the investments of the other managed entities. See "Management" in the prospectus for additional information about the Company's executive officers. Our investment decisions in each business area are made by investment committees, composed of the Company's most senior investment professionals. In addition, in certain instances where risk/return characteristics warrant and for every transaction larger than $10 million, the Executive Committee of the Board of Directors must also approve the transaction. See "Management" in the prospectus.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The investments of the Company and its subsidiaries are held in safekeeping by Riggs Bank N.A. ("Riggs") at 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

                             [ALLIED CAPITAL LOGO]